UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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FTI CONSULTING, INC.
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Notice of Annual Meeting of Shareholders and **2026 Proxy Statement**

EXPERTS WITH IMPACT™

FTI™ CONSULTING

555 12th Street NW

Suite 700

Washington, D.C. 20004

+1.202.312.9100

April 21, 2026

DEAR FELLOW SHAREHOLDERS:

You are invited to join us at the annual meeting of shareholders of FTI Consulting, Inc., a Maryland corporation, on Wednesday, June 3, 2026 (the “Annual Meeting”), at 9:30 a.m., Eastern Time, at our principal executive office located at 555 12th Street NW, Suite 700, Washington, D.C. 20004.

Attached you will find a Notice of Meeting and our Proxy Statement, each of which contains information regarding the proposals that the Board of Directors is submitting to a vote of the shareholders, as well as instructions on how to vote your shares of common stock.

If you plan to attend the Annual Meeting in person, you must register in advance by no later than May 13, 2026 and obtain an admission ticket. Please respond affirmatively to the request for that information on the Internet or mark that box on the proxy card if you received a paper copy of the proxy materials. You will be asked to present your admission ticket and a valid picture identification, such as a driver’s license or passport, to enter the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Whether or not you attend the Annual Meeting in person, your vote is important to us. You can ensure that your shares are represented by promptly authorizing a proxy to vote your shares by telephone or the Internet or, if you requested a printed copy of the proxy materials, by completing, signing, dating and returning your proxy card or voting instruction card in the return envelope provided to you. Instructions on how to vote your shares or authorize a proxy to vote your shares begin on page 2 of the Proxy Statement.

Sincerely,

Steven H. Gunby

Chief Executive Officer and Chairman

FTI CONSULTING, INC. NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

Meeting Date: June 3, 2026	Meeting Place: 555 12th Street NW Suite 700 Washington, D.C. 20004	Meeting Time: 9:30 a.m. (Eastern Time)	Record Date: Close of Business on March 5, 2026

ITEMS OF BUSINESS

PROPOSAL	BOARD OF DIRECTORS’ VOTING RECOMMENDATION
Proposal 1 Consider and vote upon the election as directors of the eight nominees named in the Proxy Statement	FOR each nominee
Proposal 2 Consider and vote upon the ratification of the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2026	FOR

Proposal 3

Consider and vote upon an advisory (non-binding) resolution to approve the compensation of the named executive officers for the year ended December 31, 2025 as described in the Proxy Statement

FOR
The transaction of any other business that may properly come before the meeting or any postponement or adjournment thereof

HOW TO ATTEND

Admission will be by ticket only. Please follow the advance registration instructions set forth in the section of the Proxy Statement titled “Information About The Annual Meeting And Voting — How Do I Attend the Annual Meeting?” beginning on page 6 of the Proxy Statement. If you do not provide an admission ticket and comply with the photo identification requirements outlined beginning on page 6, you will not be admitted to the annual meeting of shareholders to be held on June 3, 2026 (the “Annual Meeting”). Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

VOTING

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the meeting, we hope you will authorize a proxy to vote on your behalf as soon as possible. For specific instructions on how to authorize a proxy to vote your shares, please refer to the section titled “Information About The Annual Meeting And Voting” beginning on page 2 of the Proxy Statement. Make sure to have your proxy card or voting instruction form in hand to authorize a proxy to vote your shares. You may vote or authorize a proxy to vote your shares as follows:

In person at the Annual Meeting	By telephone at +1.800.690.6903	Over the Internet at www.proxypush.com/FCN	By mailing your completed proxy card in the envelope provided

POSTPONEMENTS AND ADJOURNMENTS

Any action on the items of business described above may be considered at the meeting, at the time and on the date specified above, or at any other time and date to which the meeting may be properly postponed or adjourned.

By Order of the Board of Directors,

Michael Rosenthall

Associate General Counsel and Corporate Secretary

April 21, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 3, 2026:

Our Notice of Annual Meeting, 2026 Proxy Statement and 2025 Annual Report are available online at www.proxydocs.com/FCN.

PROXY SUMMARY	i

PROXY STATEMENT FOR 2026 ANNUAL MEETING OF SHAREHOLDERS	1

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2

ADDITIONAL INFORMATION	7

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES	7
The Director Nomination Process	7
Independence Of Directors	13
Proposal No. 1 — Elect As Directors The Eight Nominees Named In The Proxy Statement	14
Information About The Nominees For Director	15
Director Attendance At Meetings	23
Committees Of The Board Of Directors	23
Compensation Of Non-Employee Directors And Policy On Non-Employee Director Equity Ownership	27

CORPORATE GOVERNANCE	32
Governance Principles	32
Our Significant Corporate Governance Policies And Practices	32
Board Leadership Structure	33
Oversight Of Risk Management	36
Cybersecurity Oversight	37
Compensation-Related Risks	38
Board And Committee Self-Assessments	38
Corporate Social Responsibility Oversight	38
Succession Planning	38
Code Of Conduct	39
Shareholder Nominees For Director	39
Communications With Directors	40

OTHER PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING OF SHAREHOLDERS	41
Proposal No. 2 — Ratify The Appointment Of KPMG LLP As FTI Consulting, Inc.’s Independent Registered Public Accounting Firm For The Year Ending December 31, 2026	41
Proposal No. 3 — Vote On An Advisory (Non-Binding) Resolution To Approve The Compensation Of The Named Executive Officers For The Year Ended December 31, 2025 As Described In The Proxy Statement	42

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	44

INFORMATION ABOUT OUR EXECUTIVE OFFICERS AND COMPENSATION	48
Non-Director Executive Officers And Key Employees	48
Compensation Discussion And Analysis	49
Report Of The Compensation Committee Of The Board Of Directors	84
Summary Compensation Table	85
Equity Compensation Plans	88
Pay Versus Performance Disclosure	94
Employment Agreements And Termination And Change In Control Payments	98
CEO Pay Ratio	104

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS	105
Review And Approval Of Related-Party Transactions	105
2025 Related-Party Transactions	105

DELINQUENT SECTION 16(A) REPORTS	107

PRINCIPAL ACCOUNTANT FEES AND SERVICES	108

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	109

PROPOSALS FOR THE 2027 ANNUAL MEETING OF SHAREHOLDERS	111

APPENDIX A — DEFINITIONS AND RECONCILIATIONS OF NON-GAAP TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES	A-1

APPENDIX B — DEFINITIONS OF ADJUSTED EPS AND ADJUSTED EBITDA FOR PURPOSES OF CALCULATING ANNUAL INCENTIVE PAY FOR THE BONUS YEAR ENDED DECEMBER 31, 2025 AND RECONCILIATIONS TO THE MOST DIRECTLY COMPARABLE GAAP MEASURES

B-1

APPENDIX C — RECONCILIATIONS OF THE NUMBER OF “EMPLOYEES, EXCLUDING INDEPENDENT CONTRACTORS,” TO THE NUMBER OF “FULL-TIME EQUIVALENT EMPLOYEES”	C-1

PROXY SUMMARY

This Proxy Summary highlights certain information contained elsewhere in this proxy statement (“Proxy Statement”) for the annual meeting of shareholders to be held on June 3, 2026 (the “Annual Meeting”). This Proxy Summary does not contain all the information that you should consider. Please read the entire Proxy Statement carefully before voting or authorizing a proxy to vote on your behalf.

GENERAL INFORMATION

Date:	June 3, 2026
Time:	9:30 a.m., Eastern Time
Location:	FTI Consulting, Inc. 555 12th Street NW Suite 700 Washington, D.C. 20004
Record Date:	Close of business on March 5, 2026
Stock Symbol:	FCN
Exchange:	New York Stock Exchange (the “NYSE”)
Common Stock Outstanding as of the Close of Business on the Record Date Entitled to Vote at the Annual Meeting:	30,118,488 shares of common stock, par value $0.01 per share (“Common Stock”)
Registrar and Transfer Agent:	Equiniti, LLC
State of Incorporation:	Maryland
Year of Incorporation:	1982
Public Company Since:	1996
Corporate Website:	www.fticonsulting.com

FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial uncertainties and risks and are based on estimates and assumptions. All statements other than statements of historical or current facts, including statements regarding the Company’s Board of Directors, corporate governance practices, executive compensation program and equity compensation utilization, sustainability and corporate responsibility-related matters and plans, initiatives, projections, goals, commitments, expectations or prospects, made in this document are forward-looking. We use words such as anticipates, believes, commits, expects, future, goal, intends, plans, projects, seeks, aspires and similar expressions to identify forward-looking statements. Any references to standards of measurement and performance made regarding our sustainability and corporate responsibility-related plans, goals, commitments, intentions, aspirations, forecasts or projections, or expectations are developing and based on assumptions and beliefs. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results or outcomes could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our annual report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2026. No assurance can be given that any plan, goal, commitment, intention, aspiration, forecast, or projection or expectation can or will be achieved. The inclusion of any forward-looking information should not be regarded as a representation by us or any other person that the future plans,

i

estimates, forecasts or projections, intentions, aspirations, beliefs or expectations contemplated by us will be achieved. Given these risks, uncertainties and other factors, you should not place undue reliance on any forward-looking statements. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law. Website references and references to policies and reports throughout this document are provided for convenience only, and the content of referenced websites, policies and reports is not incorporated by reference into this document.

ABOUT FTI CONSULTING

Our Purpose

We are one company with five business segments that are united by one purpose: to help our clients when they are facing major moments of crisis and transformation.

Our Values

Integrity | Creativity | Achievement | Respect | Empathy

FTI Consulting at a Glance

2025 Awards & Recognition

FTI Consulting is a leading global expert firm for organizations facing crisis and transformation. Below are select awards and recognitions FTI Consulting received in 2025.

2025 Achievements

(1)

See Appendix A for the definitions of Adjusted EBITDA, earnings per diluted share (“EPS”), as adjusted (“Adjusted EPS”), and other financial measures for financial reporting purposes referred to in this Proxy Statement that have not been presented or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and are considered not in conformity with GAAP (“non-GAAP”) under the rules promulgated by the SEC and the reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, as well as the reasons management believes these non-GAAP financial measures provide useful information to investors. Certain of these non-GAAP financial measures are not defined the same as the similarly named financial measures used to establish annual incentive pay (“AIP”) of our participating named executive officers (“NEO”) for the year ended December 31, 2025 (“2025 AIP”). See the section of this Proxy Statement titled “Information About Our Executive Officers And Compensation — Compensation Discussion And Analysis — 2025 Pay Outcomes — 2025 Annual Incentive Pay — Financial Metrics” beginning on page 68 and Appendix B for the definitions of similarly named non-GAAP financial measures for determining 2025 AIP of our participating NEOs and the reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures.

v

Our Strategy for Sustainable Growth

We believe that the fundamental strength of this Company is our people’s unrelenting commitment to deliver for their clients when they are facing moments of crisis and transformation.

Sustainable growth in professional services comes from attracting, developing, promoting and retaining great professionals with ambitions to grow their business and deepen their client relationships. Our financial results have shown that if we do the right things for our business over any medium-term period, even though market conditions and quarterly results can fluctuate, through those efforts we can build a powerful growth engine that delivers for our people, clients and shareholders.

This focus means not overreacting to temporary factors that are out of management’s control and being willing to support our strong segments, practices and professionals, even in the face of short-term market headwinds, because we believe over any multiyear period, the financial performance of great professional services firms is dictated by components of the business that can be influenced by management, such as:

∎	Attracting, developing, promoting and retaining talented professionals who can strengthen and build leading positions in areas of critical client needs.

∎	Investing EBITDA behind key growth areas in which we have a right to win.

∎	Leveraging investments to build positions that will support profitable growth on a sustained basis through a variety of economic conditions.

∎	Actively evaluating and considering opportunistic acquisitions but committing on a day-in, day-out basis to growth by organic means.

∎	Maintaining a strong balance sheet and committing to using our robust cash flow generation to enhance shareholder returns.

∎	Creating an inclusive and high-performing culture where our professionals can grow their career and achieve their full potential.

∎	Being a responsible corporate citizen that drives positive change in the communities in which we do business.

We delivered record revenues, EPS and Adjusted EPS in 2025. Our record 2025 revenues and Adjusted EPS reflect eight and 11 consecutive years of growth, respectively. This performance was achieved despite the headwinds our business faced in 2025, demonstrating the power and diversity of our platform and the relevance of our professionals’ deep expertise in an increasingly disrupted world. We believe if we continue to have the confidence to not overreact to short-term factors, over the medium and long term, we can build businesses that great people want to be a part of — businesses that attract great people, support their ambitions and foster their professional development, and allow them to build teams and client relationships that, through the short-term headwinds and tailwinds, become sustainable, powerful, durable and resilient growth engines over time.

Our Strategy in Action – A Powerful Platform for Sustainable Growth

(1)

See Appendix A for the definitions of Adjusted EBITDA, Adjusted EPS, organic revenue growth and other non-GAAP financial measures for financial reporting purposes referred to in this Proxy Statement and the reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, as well as the reasons management believes these non-GAAP financial measures provide useful information to investors. Certain of these non-GAAP financial measures are not defined the same as the similarly named financial measures used to establish 2025 AIP of our participating NEOs. See the section of this Proxy Statement titled “Information About Our Executive Officers And Compensation — Compensation Discussion And Analysis — 2025 Pay Outcomes — 2025 Annual Incentive Pay — Financial Metrics” beginning on page 68 and Appendix B for the definitions of similarly named financial measures for determining 2025 AIP of our participating NEOs and the reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures.

ESG-RELATED PRACTICES, POLICIES, PROGRESS AND ACHIEVEMENTS

FTI Consulting believes proactively identifying and addressing Environmental, Social and Governance (“ESG”) risks and opportunities are important to both sustaining our strong growth trajectory and maintaining our operations. The following pages discuss key ESG-related initiatives and progress the Company made in 2025.

For further information on these disclosures, FTI Consulting’s ESG Program and the calculation of FTI Consulting’s environmental impact, please review the Governance page on our website, which includes our Environmental Responsibility & Climate Change Disclosure Policy.

Environmental

As a global company with widespread operations, FTI Consulting and its professionals are committed to doing our part in addressing climate change and reducing our emissions intensity per full-time equivalent (“FTE”) (1) employee as we grow.

∎

In 2025, we received validation from the Science Based Targets initiative (“SBTi”) for our 2030 near-term emissions reduction targets for Scope 1, 2 and 3 against a 1.5-degree scenario. Our SBTi emissions reduction targets include:

∎	53.8% absolute reduction in combined Scope 1 and Scope 2 emissions.
∎	55% reduction per FTE (1) in Scope 3 emissions from business travel, capital goods, and purchased goods and services combined (2).
∎

In addition to our SBTi targets, FTI Consulting remains committed to our ambition to achieve net-zero greenhouse gas (“GHG”) emissions by 2030, and we are assessing how best to align this goal with our SBTi 2030 near-term reduction targets. We expect to disclose FTI Consulting’s Scope 1, 2 and 3 emissions data in our annual Corporate Sustainability Report.

∎	Increased percentage of real estate portfolio, as measured by square footage, powered or offset by 100% renewable energy from 56% in 2024 to 61% in 2025.
∎	75% of FTEs (1) sit in LEED-certified (or equivalent) buildings.
∎	Reduced energy consumption per FTE (1) by 45% in 2025 compared with 2019.
∎	Reduced square footage per FTE (1) by 45% in 2025 compared with 2019.

For more information about FTI Consulting’s environmental practices and the methodology used to calculate our environmental impact, please review the Company’s Environmental Responsibility & Climate Change Disclosure Policy, available on the Governance page on our website.

(1)

We calculate full-time equivalent employees by adding FTI Consulting’s total employee headcount, as reported in our Annual Report on Form 10-K for each applicable calendar year ended December 31, to the number of independent contractors as of December 31 of each calendar year. For the purpose of this calculation, independent contractors are defined as temporary resources who, at times, may travel for business purposes on behalf of FTI Consulting. See Appendix C for the reconciliations of ‘‘employees,’’ to ‘‘full-time equivalent employees,’’ for each applicable calendar year ended December 31.

(2)

In addition to emissions from business travel, our Scope 3 emissions target includes capital goods and 46% of our purchased goods and services. These categories represent 67% of our Scope 3 emissions inventory, which is in line with the threshold set by SBTi.

Social

FTI Consulting seeks to empower our people to do good in the communities in which we live and work; to foster an inclusive culture; and to be the company of choice for the best professionals to build and advance in their career.

∎	39% of employees (1) participated in FTI Consulting’s Corporate Citizenship Program in 2025.
∎	FTI Consulting professionals contributed approximately $9.3 million in pro bono services in 2025.
∎	FTI Consulting professionals provided more than 6,700 hours of volunteer service in 2025.
∎	Our voluntary employee turnover rate was 14% in 2025.
∎	The Company achieved an 87% and 80% acceptance rate for experienced hires and campus hires, respectively, in 2025.
∎	98% of employees (1) participated in talent development training programs in 2025.
∎	Employees (1) logged more than 124,000 training hours in 2025.
∎	Averaged 15.3 training hours per employee (1) in 2025.
∎	64% of Senior Managing Directors have been with the firm for more than five years, with 48% exceeding 10 years.

(1)	“Employees” refers to FTI Consulting’s total headcount as reported in our Annual Report on Form 10-K filed with the SEC for each calendar year ended December 31.

Governance

Our approach to corporate governance is informed by principled actions, effective decision making, and appropriate monitoring of compliance, risks and performance.

Board Structure

∎	88% of director nominees are independent directors.
∎	Empowered Lead Independent Director with broad authority and responsibilities.
∎	100% independent Board Committee membership.
∎	Executive sessions of the independent directors are held at Board meetings without management present.
∎	Annual review of Board leadership structure.
∎	Annual election of directors by majority vote in uncontested elections, with director resignation policy.
∎	Board and committees can hire outside advisors independent of management.
∎	38% of director nominees are female.
∎	25% of director nominees are based outside of the U.S.

Board Oversight

∎	The Board oversees the Company’s strategy and annual business plan.
∎	The Board oversees Corporate Responsibility matters, including climate-related risks and opportunities.
∎	The Audit Committee oversees our financial reporting activities, including the annual audit, the accounting standards and principles we follow and our internal audit activities.
∎	The Audit Committee oversees the Company’s risk exposures related to information security, cybersecurity and artificial intelligence.
∎	The Compensation Committee oversees risk in compensation policies and practices.
∎	The Nominating, Corporate Governance and Social Responsibility (“NCGSR”) Committee oversees our social responsibility, human capital and ESG-, climate change- and other sustainability-related factors.
∎	The NCGSR Committee oversees the process relating to succession planning for our CEO and other executive officer positions.

Shareholder Rights

∎	Shareholders have the right to call a special meeting.
∎	No shareholder rights plan or “poison pill.”
∎	One vote per share, with no dual-class share structure.
∎	Our governance documents do not contain provisions requiring a supermajority stockholder vote on any issue.

Compliance and Business Ethics

∎	Code of Ethics and Business Conduct Policy supported by training for all employees globally.
∎	Privacy Policy and mandatory periodic information technology security and privacy training for all employees globally.
∎	Requirement for third-party contractors to acknowledge FTI Consulting’s Anti-Corruption Policy and Vendor Code of Conduct.
∎	Policy on Reporting Concerns and Non-Retaliation and access to anonymous FTI Consulting Integrity Helpline for officers, employees and non-employee directors.
∎	Policy on Inside Information and Insider Trading supported by training for all employees globally.
∎	Policies related to specific legal and business requirements, such as anti-corruption laws, privacy laws and international sanctions rules.

x

KEY ELEMENTS OF 2025 COMPENSATION PROGRAM

Our executive compensation program is strongly linked to the financial and operational performance of the Company. The overall design of our compensation program and each of its three primary components have remained substantially consistent for 2025 compared with 2024.

Annual Cash Base Salary	Fixed element of annual compensation. No change to the annual cash base salary (“base salary”) of our NEOs for 2025, except for an increase of $15,000 for Mr. Keating.
Annual Incentive Pay (“AIP”) Program

For participating NEOs, short-term cash incentive with variable payout opportunities based on Adjusted EPS, Adjusted EBITDA and individual performance measured against annual performance goals.

No changes to the types of AIP performance measures and target values as a multiple of base salary payout opportunities in 2025.

As described in more detail in the Compensation Discussion and Analysis (“CD&A”) section below, Mr. Keating participates in a separate annual bonus program.

Long-Term Incentive Pay (“LTIP”) Program

Long-term equity incentives in the form of annual time-based award of restricted stock units (“RSU”) to our Chief Executive Officer (“CEO”) and time-based restricted stock awards (“RSA”) to all other participating NEOs, and awards of performance-based RSUs (“Performance RSU”) to all participating NEOs, with multiyear vesting schedules.

No changes to LTIP performance measures and form of payout in 2025. Target LTIP opportunity for our CEO increased from 6.0x base salary in 2024 to 7.0x base salary in 2025.

As described in more detail in the CD&A section below, Mr. Keating does not participate in the LTIP Program and instead receives annual equity awards consisting of time-based RSUs and Performance RSUs pursuant to a different equity award program.

The charts below demonstrate that the Company’s executive compensation program emphasizes at-risk pay, with 90.0% of our CEO’s target annual total compensation at-risk and 71.4% of our other NEOs’ target annual compensation at-risk, provided, however, that the “Other NEOs’ Compensation at Target” chart below does not include data for Mr. Keating because he participates in different compensation programs than the other NEOs.

2025 SHAREHOLDER ENGAGEMENT AND OUTREACH

Consideration of Most Recent Say-on-Pay Vote Results

At our annual meeting of shareholders on June 4, 2025, our shareholders expressed support for our executive compensation program with over 99% of the votes cast in favor of our say-on-pay proposal approving our NEOs’ compensation for the year ended December 31, 2024. Our 2025 compensation decisions were informed by shareholder discussions conducted in late 2024 and early 2025, facilitated through outreach to our top 20 shareholders, representing approximately 70% of our outstanding shares. Discussions with our shareholders reinforced our belief that the changes we have adopted over the past several years were responsive to our shareholders’ feedback. For more information, see the section titled “Information About Our Executive Officers And Compensation — Compensation Discussion And Analysis — What Guides Our Program — How We Make Compensation Decisions — The Decision-Making Process” on page 61 of this Proxy Statement.

Robust Shareholder Engagement and Outreach

We have a robust shareholder engagement program that proactively offers shareholders access to management and the Board at multiple touchpoints throughout the year. We regularly speak with a broad spectrum of our shareholders on a variety of topics. Such communications allow us to provide perspective on Company policies and practices, stay attuned to shareholder sentiment, and address shareholder concerns with our policies and practices, when appropriate. Generally, we communicate with our major shareholders through our executive management and investor relations professionals. Periodically, our Chief Executive Officer and Chairman of the Board, Lead Independent Director, Chair of the Compensation Committee and/or Chair of the NCGSR Committee communicate with major shareholders as well, which allows our directors to directly solicit and receive our shareholders’ views on our strategy, performance and executive compensation program.

Fall

Informed by our summer report, we conduct discussions with shareholders to assess corporate governance and compensation trends and practices that are important to them.

Winter

Report shareholder feedback from our fall meetings to the Board and use shareholder feedback to enhance our proxy disclosure and make appropriate changes to our governance practices and executive compensation program.

Spring

Conduct follow-up conversations with our largest shareholders and extend an invitation to our 20 largest non-executive shareholders to discuss important issues that will be considered at our upcoming annual meeting.

Summer

Prepare a report for the Board that includes a review of voting results and feedback we received from our shareholders during the proxy season. This discussion informs outreach and engagement plans for our meetings with shareholders during the fall.

BOARD COMPOSITION AND CHARACTERISTICS

Our director nominees are a group of experienced business leaders who provide unique perspectives to the Company’s business discussions and strategic plans, which we believe are critical to maintaining a high-functioning Board. Collectively, the tenure of our director nominees balances deep experience at the Company with fresh perspectives. Our director nominees also have a broad range of expertise and skills that enable them to effectively carry out their duties and responsibilities.

Board Refreshment and Leadership

Mark S. Bartlett, a member of our Audit Committee, will reach age 75 prior to the Annual Meeting and therefore, pursuant to our Corporate Governance Guidelines, will not be nominated to stand for re-election to the Board. The Board has approved a decrease in its size from nine directors to eight directors, effective automatically as of the Annual Meeting, in light of Mr. Bartlett’s pending retirement.

Our Board and the NCGSR Committee maintain a robust refreshment and recruitment process in which the members focus on identifying, considering and evaluating potential Board candidates in connection with an ongoing review of Board needs. The Board also annually reviews and assesses its composition through its self-evaluation process.

The NCGSR Committee has spent considerable time focusing on intentional, long-term Board refreshment. To that end, the Board added three new directors in recent years, Elsy Boglioli in 2023, and Eric T. Steigerwalt and Janet H. Zelenka in 2025, and it believes that those additions to the Board bring a broad range of skills, experience and perspectives that further contribute to an engaged and well-balanced Board.

In March 2025, the Board appointed Eric T. Steigerwalt and Janet H. Zelenka as new directors in advance of the retirements of longtime directors Gerard E. Holthaus and Brenda J. Bacon at the 2025 Annual Meeting. Mr. Steigerwalt is President and Chief Executive Officer of Brighthouse Financial, Inc., one of the largest providers of annuities and life insurance in the United States. Ms. Zelenka is the former Executive Vice President, Chief Financial Officer and Chief Information Officer of Stericycle, Inc., a business-to-business services company that specializes in regulated medical waste disposal and compliance solutions that was acquired by WM (formerly known as Waste Management) in November 2024. As a CEO, Mr. Steigerwalt adds a deep understanding of operations, finance and culture to drive strategic outcomes, while Ms. Zelenka brings significant Audit Committee expertise in finance, IT, cybersecurity, artificial intelligence, governance and corporate ethics.

In anticipation of Mr. Holthaus’s retirement, in 2025 the Board determined that it was in the Company’s best interests to appoint Mr. Gunby, its President and CEO and a member of its Board of Directors, as Chairman of the Board and to appoint Claudio Costamagna as Lead Independent Director, both effective upon their re-election as directors at the 2025 Annual Meeting.

Assuming the election of all eight nominees as directors of the Company by shareholders at the Annual Meeting, the following describes certain characteristics of the Board following their election.

Detailed information on each of our director nominees can be found in the section titled “Information About The Board Of Directors And Committees — Information About The Nominees For Director” beginning on page 15 of this Proxy Statement. The ages listed below are as of March 5, 2026, the record date for the Annual Meeting.

				COMMITTEE MEMBERSHIP

DIRECTOR	AGE	DIRECTOR SINCE	INDEPENDENT DIRECTOR	AUDIT	COMPENSATION	NCGSR
Steven H. Gunby President and Chief Executive Officer of FTI Consulting, Inc.	68	2014
Elsy Boglioli Chief Executive Officer of Bio-Up	44	2023	✓		●	●
Claudio Costamagna Chairman of CC e Soci S.r.l.	69	2012		*	●	*
Nicholas C. Fanandakis Retired Chief Financial Officer of DuPont de Nemours, Inc.	69	2014	✓	C
Stephen C. Robinson Retired Partner at Skadden, Arps, Slate, Meagher & Flom LLP	69	2022	✓	●		C
Laureen E. Seeger Chief Legal Officer of the American Express Company	64	2016	✓		C	●
Eric T. Steigerwalt President and Chief Executive Officer of Brighthouse Financial, Inc.	64	2025	✓	●	●
Janet H. Zelenka Retired Executive Vice President, Chief Financial Officer and Chief Information Officer of Stericycle, Inc.	67	2025	✓	●		●

Lead Independent Director
C	Committee Chair
*	Pursuant to our Corporate Governance Guidelines, the Lead Independent Director serves as an ex-officio member of the Board Committees of which he is not a member

SUMMARY OF VOTING PROPOSALS AND BOARD RECOMMENDATIONS

PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE
1	Election of Directors Each of the eight directors has been nominated by the Board to stand for election as a director of the Company. Each nominee, if elected, will serve as a director for a one-year term until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies or until his or her death, resignation, retirement or removal (whichever occurs earliest).	FOR each nominee	14
2	Ratification of Appointment of Our Independent Registered Public Accounting Firm Our Audit Committee has appointed KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit our books and records for the year ending December 31, 2026. KPMG has acted as our auditor since 2006. We are offering shareholders the opportunity to ratify the appointment of our independent registered public accounting firm as a matter of good corporate governance practice.	FOR	41
3	Advisory Vote to Approve Named Executive Officer Compensation We are seeking approval, on a non-binding, advisory basis, by our shareholders of our named executive officer compensation, the “Say on Pay” vote. Our Compensation Discussion and Analysis (“CD&A”) describes our executive compensation programs and decisions for the year ended December 31, 2025.	FOR	42

555 12th Street NW

Suite 700

Washington, D.C. 20004

+1.202.312.9100

April 21, 2026

PROXY STATEMENT FOR 2026 ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of Shareholders of FTI Consulting, Inc., a Maryland corporation (the “Company” or “FTI Consulting”), will be held on June 3, 2026 (the “Annual Meeting”) at 9:30 a.m., Eastern Time, at FTI Consulting’s principal executive office, which is located at 555 12th Street NW, Suite 700, Washington, D.C. 20004.

Our Board of Directors (the “Board”) is soliciting our shareholders’ proxies to be exercised at the Annual Meeting. Shareholders of the Company as of the close of business on March 5, 2026, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment of the Annual Meeting.

This proxy statement (“Proxy Statement”) provides information that you should read before you vote (or authorize a proxy to vote) on the proposals that will be presented to you at the Annual Meeting and is intended to assist you in deciding how to vote your shares of common stock, par value $0.01 per share (“Common Stock”), of the Company.

On or about April 21, 2026, we began mailing or emailing to shareholders of record as of the close of business on the Record Date a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement and our annual report to shareholders for the year ended December 31, 2025 (the “2025 Annual Report”) online, and we began sending a full set of the proxy materials and the 2025 Annual Report to shareholders who previously requested a paper copy.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY AM I RECEIVING THESE PROXY MATERIALS?

You are invited to attend the Annual Meeting and are entitled to consider and vote on the items of business described in this Proxy Statement. The proxy materials include the Notice. If you received a paper copy of the proxy materials by mail or email, the proxy materials also include a proxy card or voting instruction card for the Annual Meeting.

The information in this Proxy Statement describes (i) the proposals to be considered and voted on at the Annual Meeting, (ii) the voting process, (iii) the nominees for director named in this Proxy Statement, (iv) information about our Board and committees of our Board (collectively, the “Committees”), (v) the compensation of our named executive officers (“NEOs”) and non-employee directors for the year ended December 31, 2025 and (vi) certain other information we are required or have chosen to provide to you.

WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS?

We are sending a Notice, by mail or email, to many shareholders instead of a paper copy of the proxy materials and the 2025 Annual Report. All shareholders receiving the Notice will find instructions on how to access this Proxy Statement and the 2025 Annual Report on the website referred to in the Notice or how to request a printed set of these materials at no charge. Choosing to receive future proxy materials and annual reports over the Internet or by email will save us the cost of printing and mailing documents and will reduce the impact on the environment of holding annual meetings. Your election to receive the proxy materials and annual reports over the Internet or by email will remain in effect until terminated. Your Notice will contain instructions on how to:

∎	view our Proxy Statement for the Annual Meeting on the Internet;

∎	view our 2025 Annual Report on the Internet;

∎	vote your shares of Common Stock of the Company or authorize a proxy to vote your shares; and

∎	instruct us to send future proxy materials to you by mail or electronically by email.

WHY DID I RECEIVE A PAPER COPY OF THE PROXY MATERIALS AND 2025 ANNUAL REPORT?

We are providing some of our shareholders, including shareholders who have previously requested a paper copy of the proxy materials and 2025 Annual Report and some of our shareholders who live outside the United States (“U.S.”), with a paper copy of this Proxy Statement and the 2025 Annual Report instead of the Notice. In addition, any shareholder may request to receive proxy materials and annual reports in printed form by mail or electronically by email or over the Internet.

HOW CAN I REQUEST A PAPER COPY OF THE PROXY MATERIALS AND 2025 ANNUAL REPORT?

Shareholders will find instructions about how to obtain a paper copy of the proxy materials and the 2025 Annual Report in the Notice or the email you receive. Additionally, we will promptly send a copy of the 2025 Annual Report to shareholders at no charge upon written request to our Corporate Secretary at FTI Consulting, Inc., 555 12th Street NW, Suite 700, Washington, D.C. 20004 or by email to AnnualMeeting@fticonsulting.com.

WHEN AND WHERE WILL THE COMPANY HOLD THE ANNUAL MEETING?

The Annual Meeting will be held on Wednesday, June 3, 2026 at 9:30 a.m., Eastern Time. The Annual Meeting will be held in person at our principal executive office located at 555 12th Street NW, Suite 700, Washington, D.C. 20004, telephone no. +1.202.312.9100.

WHO MAY VOTE AT THE ANNUAL MEETING?

You may vote all of the shares of our Common Stock that you own as of the close of business on the Record Date. You may cast one vote for each share that you own. As of the close of business on the Record Date, 30,118,488 shares of our Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

WHAT IS A QUORUM?

A quorum must be present at the Annual Meeting in order to transact business. A quorum will be established if shareholders entitled to cast a majority of all votes entitled to be cast on any matter are represented in person or by proxy at the Annual Meeting. If a quorum is not established, no business may be conducted at the Annual Meeting, in which case the Annual Meeting may be adjourned without a vote of shareholders by the chair of the Annual Meeting until such time as a quorum is present, with no notice other than announcement at the Annual Meeting.

Proxies received and marked as abstentions from voting on a proposal, and broker non-votes are counted for determining whether a quorum is present. Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but they are not permitted to vote on certain proposals and may elect not to vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. Abstentions occur when you provide voting instructions but instruct the proxy or broker to abstain from voting on a particular matter instead of voting “for” or “against” the matter.

WHAT AM I VOTING ON, HOW MANY VOTES ARE REQUIRED TO ELECT DIRECTORS AND APPROVE THE OTHER PROPOSALS, AND HOW DOES THE BOARD RECOMMEND I VOTE?

Proposal No. 1: Consider and vote upon the election as directors of the eight nominees named in the Proxy Statement

As there are eight nominees for the eight director seats up for election, each nominee will be elected as a director if he or she receives the affirmative vote of a majority of the total votes cast “FOR” and “AGAINST” his or her election as a director at the Annual Meeting. Any abstentions or broker non-votes are not counted as votes cast either “FOR” or “AGAINST” with respect to a director’s election and will have no effect on the election of directors.

The Board recommends a vote FOR the election of each nominee as a director.

Proposal No. 2: Consider and vote upon the ratification of the appointment of KPMG LLP (“KPMG”) as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2026

Ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2026 requires a majority of the votes cast on the proposal at the Annual Meeting to be voted “FOR” this proposal. Abstentions will not count as votes cast either “FOR” or “AGAINST” Proposal No. 2 and will have no effect on the outcome of this proposal.

The Board recommends a vote FOR the ratification of the appointment of KPMG for the year ending December 31, 2026.

Proposal No. 3: Consider and vote upon an advisory (non-binding) resolution to approve the compensation of the named executive officers for the year ended December 31, 2025 as described in the Proxy Statement

The approval of an advisory resolution approving the compensation of our named executive officers for the year ended December 31, 2025 as described in this Proxy Statement for the Annual Meeting requires a majority of the votes cast on this proposal at the Annual Meeting to be voted “FOR” this proposal. Any abstentions and broker non-votes will not be counted as votes cast either “FOR” or “AGAINST” Proposal No. 3 and will have no effect on the outcome of this proposal. However, this proposal is an advisory (non-binding) proposal.

The Board recommends a vote FOR the advisory (non-binding) resolution to approve the compensation of our named executive officers for the year ended December 31, 2025 as described in the Proxy Statement for the Annual Meeting.

If you sign, date and return a proxy card, or otherwise authorize your proxy but do not complete voting instructions for a specific proposal, your shares will be voted with respect to such proposal by the named proxies in accordance with the Board’s above recommendations and in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof.

CAN I VOTE MY SHARES BY FILLING OUT AND RETURNING THE NOTICE?

No. The Notice identifies the items to be considered and voted on at the Annual Meeting, but you cannot vote by marking and returning the Notice. The Notice provides instructions on how to authorize a proxy to vote your shares of Common Stock by Internet, by telephone or by requesting a paper proxy card or how to vote in person by attending and submitting a ballot at the Annual Meeting.

WHO PAYS THE COSTS OF THE PROXY SOLICITATION?

The Company will pay the cost of soliciting proxies. In addition to the mailing or emailing of the Notice, the proxy materials and the 2025 Annual Report, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our officers, directors and employees, who will not receive any additional compensation for such solicitation activities.

WHAT DOES IT MEAN IF I RECEIVED MORE THAN ONE PROXY CARD OR VOTING INSTRUCTION CARD?

If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with our transfer agent and/or a broker, trust, bank, or other nominee or fiduciary or you may hold shares in different ways or in multiple names (such as through joint tenancy, trusts and custodial accounts). Please vote, or authorize a proxy to vote, all your shares on each proxy card or voting instruction card received.

WILL MY SHARES BE VOTED IF I DO NOT COMPLETE, SIGN, DATE AND RETURN MY PROXY CARD OR VOTING INSTRUCTION CARD OR VOTE BY SOME OTHER METHOD?

If you are a registered “record” shareholder and you do not authorize a proxy to vote your shares of Common Stock by Internet, by telephone or by completing, signing, dating and returning a paper proxy card or voting instruction card, your shares will not be voted unless you attend the Annual Meeting and vote in person. However, if you sign, date and return a proxy card but do not complete voting instructions for a proposal, your shares will be voted with respect to such proposal by the named proxies in accordance with the Board’s recommendations and in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof.

If your shares are held in a brokerage account or by a trust, bank, or other nominee or fiduciary, you are considered the “beneficial owner” of shares held in “street name,” and the Notice or proxy materials would have been forwarded to you by or on behalf of that organization. In order to vote your shares, you must follow the voting instructions forwarded to you by or on behalf of that organization. Brokerage firms, trusts, banks, and other nominees and fiduciaries are required to request voting instructions for shares they hold on behalf of customers and others. As the beneficial owner, you have the right to direct the record holder on how to vote, and you are also invited to attend the Annual Meeting. We encourage you to provide instructions to your broker, trust, bank, or other nominee or fiduciary on how to vote your shares. Since a beneficial owner is not the record shareholder, you may not vote the shares you beneficially own at the Annual Meeting unless you obtain a legal proxy from the record holder giving you the right to vote the shares at the meeting. It may take several days or more to obtain a legal proxy.

If your shares are held for you in street name (i.e., you own your shares through a brokerage, bank or other institutional account), you are considered the beneficial owner of those shares but not the record holder. This means that you vote by providing instructions to your broker rather than to the Company. Brokers holding shares must vote according to specific instructions they receive from the beneficial owner of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but they are not permitted to vote on certain proposals and may elect not to vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. Abstentions occur when you provide voting instructions but instruct the broker to abstain from voting on a particular matter instead of voting for or against the matter. Broker non-votes, if any, are not considered as votes cast and will have no effect on the outcome of the election of the nominees for director or on any of the other proposals.

HOW CAN I REVOKE MY PROXY AND CHANGE MY VOTE PRIOR TO THE ANNUAL MEETING?

You may change your vote at any time prior to the vote taken at the Annual Meeting. You may revoke or change your vote in any one of four ways:

∎

You may notify our Corporate Secretary, at our office at 555 12th Street NW, Suite 700, Washington, D.C. 20004 or by email to AnnualMeeting@fticonsulting.com, in writing that you wish to revoke your proxy.

∎	You may submit a proxy dated later than your original proxy.

∎

You may attend the Annual Meeting and vote by ballot if you are a shareholder of record. Merely attending the Annual Meeting will not by itself revoke a previously authorized proxy. You must submit a ballot and vote your shares of Common Stock at the Annual Meeting.

∎

For shares you hold beneficially or in street name, you may change your vote by following the specific voting instructions provided to you by the record holder to change or revoke any instructions you have already provided or, if you obtained a legal proxy from your broker, trust, bank, or other nominee or fiduciary giving you the right to vote your shares, by attending the Annual Meeting and voting. Again, attendance alone will not by itself revoke a previously authorized proxy.

HOW DO I ATTEND THE ANNUAL MEETING?

The Annual Meeting is currently scheduled to be held on Wednesday, June 3, 2026 at 9:30 a.m., Eastern Time at our principal executive office located at 555 12th Street NW, Suite 700, Washington, D.C. 20004. If you plan to attend the Annual Meeting, you must register in advance by no later than May 13, 2026 and follow these instructions to gain admission. Attendance at the Annual Meeting is limited to shareholders as of the close of business on the Record Date or their authorized proxy holders or representatives. Cameras, sound or video recording equipment, cellular telephones, smartphones or other similar equipment and electronic devices will not be allowed in the meeting room. To gain admission to an in-person Annual Meeting, you must present an admission ticket and valid picture identification, such as a driver’s license or passport.

∎

If You Vote by Mail. If you are a shareholder of record and receive your proxy materials by mail, you must mark the box on the proxy card you return to the Company indicating that you will attend the Annual Meeting. Your admission ticket is attached to your proxy card.

∎

If You Vote by Internet. If you are a shareholder of record and receive your materials electronically and authorize a proxy to vote your shares of Common Stock via the Internet, there will be instructions to follow when voting to register to attend the Annual Meeting and print out your admission ticket.

∎

Beneficial Owners. If you are a beneficial owner, bring the notice or voting instruction card that you received from the record holder to be admitted to the Annual Meeting. You will also be asked to present your brokerage statement reflecting your ownership of shares as of the close of business on the Record Date. You will not be able to vote your shares at the Annual Meeting without a legal proxy from the record holder.

∎

Authorized Proxy Holder or Named Representatives. If you are a shareholder as of the close of business on the Record Date and intend to appoint another individual as a proxy holder or authorized named representative to attend the Annual Meeting on your behalf, you must send a written request for an admission ticket by regular mail to our Corporate Secretary at FTI Consulting, Inc., 555 12th Street NW, Suite

700, Washington, D.C. 20004 or by email to AnnualMeeting@fticonsulting.com. Each shareholder may appoint only one proxy holder or authorized representative to attend the meeting on his or her behalf. Requests for authorized proxy holders or named representatives to attend the Annual Meeting must be received no later than May 13, 2026. Please include the following information when submitting your request: (i) your name and complete mailing address; (ii) proof that you own shares of Common Stock of the Company as of the close of business on the Record Date (such as a brokerage statement showing your name and address or a letter from the brokerage firm, trust, bank, or other nominee or fiduciary holding your shares); (iii) a signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the individual’s name, mailing address, telephone number and email address, and a description of the extent of his or her authority; and (iv) a legal proxy if you intend such representative to vote your shares at the meeting.

∎	We reserve the right to deny entry to the Annual Meeting if the above conditions are not satisfied.

WHAT IS HOUSEHOLDING OF PROXY STATEMENT, OTHER PROXY INFORMATION AND 2025 ANNUAL REPORT?

Multiple shareholders who share a single address may receive only one Notice, Proxy Statement and 2025 Annual Report, as applicable, at that address, until such time as one or more of these shareholders notifies Broadridge Financial Solutions that they wish to receive individual copies. This practice, known as “householding,” reduces printing and postage costs. If you do not wish to participate in householding for future mailings, or if you received multiple copies of the proxy materials and annual reports and would prefer to receive a single copy in the future, please contact Broadridge Financial Solutions by calling its toll-free number at 1.866.540.7095 or by mail to Broadridge Financial Solutions, Attn.: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Beneficial shareholders may request information about householding from their banks, brokers or other holders of record. If you received a “householding” mailing this year and would like to have additional copies of the proxy materials mailed to you, please send a written request to our Corporate Secretary at our principal executive office or by email to AnnualMeeting@fticonsulting.com, and we will promptly deliver the proxy materials to you.

ADDITIONAL INFORMATION

On or about April 21, 2026, we began sending a Notice of Internet Availability of Proxy Materials, or the Notice of Annual Meeting, this Proxy Statement and the 2025 Annual Report in paper copies, to the Company’s shareholders of record as of the close of business on the Record Date. The 2025 Annual Report does not constitute a part of the proxy solicitation materials. The 2025 Annual Report provides you with additional information about the Company. Copies of our Notice of Annual Meeting, Proxy Statement and 2025 Annual Report are available in the Governance section of the Company’s website at https://www.fticonsulting.com/about/governance.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES

THE DIRECTOR NOMINATION PROCESS

Identification of Candidates as Directors for Election at the Annual Meeting

During the first quarter of each year, the Board and each Committee conduct a self-assessment, which helps to inform the director nomination process. The Nominating, Corporate Governance and Social Responsibility Committee (“NCGSR Committee”) works with our Board to develop the qualifications, attributes and experience required of

Board nominees in light of current Board composition, our business and operations, our long-term and short-term plans, applicable legal and listing requirements, and other factors the NCGSR Committee considers relevant.

The NCGSR Committee is authorized, in its sole discretion, to engage outside search firms and consultants to assist with the process of identifying and qualifying candidates for nomination as directors and has the sole authority to negotiate the fees and terms of the retention of such advisors.

The NCGSR Committee evaluates directors for election each year as if they were new candidates. It may identify other candidates for nomination as directors, if necessary, through recommendations from our directors, management, employees, shareholders, or outside advisors or consultants. Any recommendations from shareholders should be submitted to the NCGSR Committee as described under “Corporate Governance — Communications With Directors” on page 40 of this Proxy Statement and should include the same information required under our Bylaws for nominating a director through the formal shareholder nomination process described under the section titled “Corporate Governance — Shareholder Nominees For Director” on page 39 of this Proxy Statement. The NCGSR Committee will evaluate candidates, including candidates recommended by shareholders, in the same manner, regardless of the source of the recommendation.

Director Nomination Actions

As part of its refreshment efforts, the NCGSR Committee focuses on confirming that the non-employee director candidates are independent and have a diverse skill set based on industry- and company-specific knowledge and will bring unique perspectives to the Board. The NCGSR Committee will also consider other attributes when evaluating candidates. Specifically, the refreshment process entails:

Board Composition Developments

Mark S. Bartlett, a member of our Audit Committee, will reach age 75 prior to the Annual Meeting and therefore, pursuant to our Corporate Governance Guidelines, will not be nominated to stand for re-election to the Board. The Board has approved a decrease in its size from nine directors to eight directors, effective automatically as of the Annual Meeting, in light of Mr. Bartlett’s pending retirement.

In March 2025, the Board appointed Eric T. Steigerwalt and Janet H. Zelenka to the Board. In June 2025, Gerard E. Holthaus and Brenda J. Bacon each retired from the Board after reaching age 75 prior to our 2025 Annual Meeting.

In anticipation of Mr. Holthaus’s retirement in June 2025, the Board determined that it was in the Company’s best interests to appoint Mr. Gunby, our President and CEO and a member of our Board of Directors, as Chairman of the Board, and to appoint Claudio Costamagna as Lead Independent Director, each effective upon their re-election as directors at the 2025 Annual Meeting.

Our Board and the NCGSR Committee maintain a robust refreshment and recruitment process in which the members focus on identifying, considering and evaluating potential Board candidates in connection with an ongoing review of Board needs. The Board also annually reviews and assesses its composition through its self-evaluation process. The Board and NCGSR will continue assessing Board composition, effectiveness and needs on an ongoing basis.

Other Director Qualifications

∎

Leadership Experience. Experience holding a significant leadership position in a complex organization or experience dealing with complex problems, including a practical understanding of strategy, processes, risk management and other factors that accelerate growth and change.

∎	Finance or Accounting Experience. Experience with finance and/or financial reporting that demonstrates an understanding of finance and financial information and processes.

∎

Services or Industry Experience. Experience with our key practice offerings or client industries — such as capital markets, mergers and acquisitions, restructuring, consulting, energy, financial institutions, healthcare and telecom, media and technology — to deepen the Board’s understanding and knowledge of our business.

∎	Government Experience. Experience working constructively and proactively with governments and agencies, both foreign and domestic.

∎

Other Public Company Board Experience. Experience serving on the boards and board committees of other public companies provides an understanding of corporate governance practices and trends and insights into board management and the relationships among the board, the chief executive officer and other members of senior management.

∎

Global Experience. Experience managing or growing companies outside the U.S. or with global companies to broaden our knowledge, help direct our global expansion and help navigate the hurdles of doing business outside the U.S.

∎

Diversity. Diverse viewpoints, backgrounds, professional skills, work experience, attributes and other qualities to bring unique perspectives to the Board to help broaden the Company’s understanding and knowledge of the markets and clients we serve.

In addition, the NCGSR Committee and the Board consider other factors as they determine to be appropriate, including:

∎	Integrity and Credibility. High ethical standards and strength of character in the candidate’s personal and professional dealings and a willingness to be held accountable.

∎	Business Judgment. Mature and practical judgment and a history of making good business decisions in good faith and in a manner that will be in the best interests of the Company and its stakeholders.

∎	Collaborative Work Ethic. Ability to work together with other directors and management to carry out his or her duties in the best interests of the Company and its stakeholders.

∎	Need for Expertise. Extent to which the candidate has some quality or experience that would fill a present need on the Board.

∎

Sufficient Time. Extent to which the candidate is willing to devote sufficient time and effort to the affairs of the Company, as well as other factors related to the ability and willingness of the candidate to serve on the Board.

∎

Independence. Qualification of the candidate as independent under the rules of the New York Stock Exchange (“NYSE”) and the Company’s Categorical Standards of Director Independence, which are available in the Governance section of the Company’s website at https://www.fticonsulting.com/about/governance and under the listing rules of the NYSE.

The NCGSR Committee assesses its effectiveness in balancing these considerations in connection with its annual evaluation of the composition of the Board.

Qualifications of the Director Nominees

Our director nominees are a group of experienced business leaders who provide unique perspectives to the Company’s business discussions and strategic plans, which we believe are critical to maintaining a high-functioning Board. Collectively, the tenure of our director nominees balances deep experience at the Company with fresh perspectives. Our director nominees also have varied expertise, skills and backgrounds that enable them to effectively carry out their duties and responsibilities.

DIRECTOR		LEADERSHIP	FINANCIALLY LITERATE	SERVICES OR INDUSTRY	LEGAL/ LITIGATION EXPERIENCE	OTHER PUBLIC COMPANY BOARD EXPERIENCE	GLOBAL	CYBERSECURITY	INDEPENDENCE

	Elsy Boglioli	● ●	●	● ●	●	● ●	● ●	●	● ●

	Claudio Costamagna	● ●	● ●	● ●		● ●	● ●		● ●

	Nicholas C. Fanandakis	● ●	● ●	●	●	● ●	● ●	●	● ●

	Steven H. Gunby	● ●	● ●	● ●	●	● ●	●	●

	Stephen C. Robinson	●	●	●	● ●	● ●	●	●	● ●

	Laureen E. Seeger	● ●	●	●	● ●	● ●	●	●	● ●

	Eric T. Steigerwalt	● ●	● ●		●	● ●	●		● ●

	Janet H. Zelenka	● ●	● ●		●		●	● ●	● ●

• denotes “Some Experience”

•• denotes “Very Experienced”

The NCGSR Committee discussed with each director his or her ability to continue to serve as a director if he or she were to be nominated by the Board and elected by shareholders at the Annual Meeting. All of the director nominees welcome the opportunity to continue to serve as a director of the Company if elected by shareholders at the Annual Meeting.

The Director Nominees

Our director nominees are a group of experienced business leaders who provide unique perspectives to the Company’s business discussions and strategic plans, which we believe are critical to maintaining a high-functioning Board. Collectively, the tenure of our director nominees balances deep experience at the Company with fresh perspectives. Assuming the election of all eight nominees as directors of the Company by shareholders at the Annual Meeting, the following graphics describe certain characteristics of the Board following their election:

INDEPENDENCE OF DIRECTORS

The Board has established Categorical Standards of Director Independence, which align with the NYSE Section 303A standards governing director independence as currently in effect, and recognizes that a director is “independent” if he or she does not have a material relationship with the Company (directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), considering all facts and circumstances that the Board determines are relevant. Our Categorical Standards of Director Independence are available in the Governance section of the Company’s website at https://www.fticonsulting.com/about/governance. Based on those standards, the Board, upon the recommendation of the NCGSR Committee, affirmatively determined that, other than Steven H. Gunby, the seven non-employee directors named in this Proxy who are standing for election at the Annual Meeting are independent. Steven H. Gunby is not considered independent since he is our President and Chief Executive Officer (our “CEO”). In addition, based on those standards, the Board, upon the recommendation of the NCGSR Committee, affirmatively determined that (i) Mr. Bartlett, who is not standing for re-election at the Annual Meeting, is independent and (ii) former directors Gerard E. Holthaus and Brenda J. Bacon were independent during the period they served on our Board. Our Board also determined that each of the directors currently serving on the Audit Committee and the Compensation Committee satisfy the additional independence criteria applicable to directors on such committees under NYSE listing rules and the rules and regulations established by the Securities and Exchange Commission.

In making its independence determinations, the Board considered that Laureen E. Seeger is Chief Legal Officer of the American Express Company, Eric T. Steigerwalt is President and Chief Executive Officer of Brighthouse Financial, Inc. and Brenda J. Bacon is the past President and Chief Executive Officer of Brandywine Senior Living LLC, each a client of the Company. The Board determined that each of Ms. Seeger, Mr. Steigerwalt and Ms. Bacon is independent under the Categorical Standards of Director Independence after concluding that the Company’s engagements with each respective employer and its subsidiaries are in the ordinary course of the Company’s business on substantially the same terms as transactions with other clients of the Company for similar services, and none of Ms. Seeger, Mr. Steigerwalt nor Ms. Bacon has received any direct or indirect personal or pecuniary benefit from any such client engagements or transactions. The aggregate fees from such engagements with each of the American Express Company and its subsidiaries, Brighthouse Financial, Inc. and its subsidiaries, Brandywine Senior Living LLC and its subsidiaries amounted to less than the greater of $1.0 million or 2% of each of such company’s consolidated gross revenues for each of the years ended December 31, 2023, December 31, 2024 and December 31, 2025.

In addition, during each of the years ended December 31, 2023, December 31, 2024 and December 31, 2025, the Company has not made charitable contributions to any organization in which a director serves as an employee, officer, director, trustee or partner, which in any single year exceeded the greater of $1.0 million or 2% of such organization’s gross revenues.

PROPOSAL NO. 1 — ELECT AS DIRECTORS THE EIGHT NOMINEES NAMED IN THE PROXY STATEMENT

Each of the directors nominated by the Board is standing for election at the Annual Meeting. Each nominee, if elected, will serve as a director for a one-year term until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies or until his or her death, resignation, retirement or removal (whichever occurs earliest).

We do not know of any reason why any nominee would be unable to serve as a director, if elected. If any nominee is unable to serve or, for good cause, will not serve, which is not anticipated, the NCGSR Committee may identify and recommend a candidate or candidates to the Board as a potential substitute nominee or nominees, and, if the Board agrees with the NCGSR Committee’s recommendation, it will nominate such person(s). If that happens, all valid proxies will be voted “FOR” the election of the substitute nominee or nominees designated by the Board. Alternatively, the Board may determine to keep a vacancy open or reduce the size of the Board. Shareholders may not vote for a greater number of persons than the number of nominees named.

More detailed information about each of the nominees is provided in the section of this Proxy Statement titled “Information About The Board Of Directors And Committees — Information About The Nominees For Director” beginning on page 15 of this Proxy Statement.

Our policy is that all incumbent directors are expected to attend the Annual Meeting, except in cases of serious illness or extreme hardship.

Shareholder Approval Required. Each nominee will be elected as a director if he or she receives the affirmative vote of a majority of the total votes cast “FOR” and “AGAINST” his or her election as a director at the Annual Meeting. Any abstentions and broker non-votes are not counted as votes cast either “FOR” or “AGAINST” with respect to a director’s election and will have no effect on the election of directors. Any director who does not receive the required vote will be subject to our mandatory resignation policy, which is described in the section of this Proxy Statement titled “Corporate Governance — Our Significant Corporate Governance Policies And Practices” beginning on page 32 of this Proxy Statement.

The Board of Directors Unanimously Recommends That You Vote FOR the Election of All Eight Nominees as Directors.

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

All of the nominees were elected as directors of the Company at the 2025 Annual Meeting. Information about each of the directors nominated to stand for election at the Annual Meeting is detailed below. The ages listed are as of March 5, 2026, the record date for the Annual Meeting.

Elsy Boglioli Independent Director Director Since: 2023 Age: 44

Principal Occupation and Business Experience

Elsy Boglioli is the Chief Executive Officer of Bio-Up, a consulting firm providing advisory services to companies in the healthcare technology field, which she founded in 2019. From 2017 to 2019, Ms. Boglioli was Executive Vice President and Chief Operating Officer of Cellectis, a clinical-stage biopharmaceutical company focusing on cell therapies. Ms. Boglioli has extensive experience in the consulting services industry, having been employed by The Boston Consulting Group, a leading business strategy consulting services firm, from 2006 to 2017, and previously holding various positions, including Partner and Managing Director and leader of its biotech-focused business in Europe, and serving as a member of its global Strategy and Biopharma Practice leadership teams.

Key Skills and Qualifications

In addition to her various Chief Executive Officer roles, Ms. Boglioli brings deep experience in the professional services industry to our Board. Ms. Boglioli also provides perspectives on complex issues relevant to the Company’s business, including corporate strategy, international operational experience and the evolving healthcare industry that our Board believes qualifies her to serve as a director.

Other Foreign Public Company Directorships and Committees:

•

GenSight Biologics S.A. (Chair of Nominating Committee)

Select Current Foreign Non-Public Company Directorships and Committees:

•

Inova.io

•

Metafora Biosystems

•

Treefrog Therapeutics (Chair)

•

Womed Tech

Claudio Costamagna Independent Director Director Since: 2012 Age: 69

Principal Occupation and Business Experience

Claudio Costamagna is Chairman of CC e Soci S.r.l., a financial advisory firm he founded in 2007, and CC Holdings S.r.l., its parent. Mr. Costamagna has extensive experience in investment banking, having served for 18 years, until 2006, in various positions with The Goldman Sachs Group, Inc., culminating as Chairman of the Investment Banking Division in Europe, the Middle East and Africa from 2004 to 2006.

Key Skills and Qualifications

Mr. Costamagna offers our Board deep financial sector experience, including experience in corporate finance, investment banking, mergers and acquisitions, and private equity, as well as experience with management of global corporations. In addition, our Board believes Mr. Costamagna’s knowledge of our Company, along with his experience as a Chairman of various public and private companies, qualifies him to serve as a director.

Select Past Foreign Public Company Directorships:

•

REVO S.p.A (Chairman)

•

Cassa Depositi e Prestiti (Chairman)

Select Current Foreign Non-Public Directorships and Committees:

•

CC e Soci S.r.l. (Chairman)

•

Ferragamo Finanziaria S.p.A.

•

Finavedi S.p.A.

•

Italiana Petroli S.p.A.

•

Salini Costruttori S.p.A.

•

Unopiu S.p.A. (Chairman)

Nicholas C. Fanandakis Independent Director Director Since: 2014 Age: 69

Principal Occupation and Business Experience

Nicholas C. Fanandakis served as Senior Advisor to the Chief Executive Officer of DuPont de Nemours, Inc. (“DuPont”), a leading global research and technology-based science company, from February 2020 to December 2020. In 2019, Mr. Fanandakis retired as an Executive Vice President of DuPont after 40 years of service. Mr. Fanandakis helped lead the company through the merger with The Dow Chemical Company and subsequent business separations. From 2009 to 2019, Mr. Fanandakis served as Chief Financial Officer and Executive Vice President of DuPont and led the company through major portfolio transformations. Mr. Fanandakis joined DuPont in 1979 as an accounting and business analyst, after which he served in a variety of plant, marketing, product management and business director roles. Mr. Fanandakis served as Group Vice President of DuPont Applied BioSciences from 2008 to 2009. Mr. Fanandakis also served as Vice President and General Manager of DuPont Chemical Solutions Enterprise from 2003 until 2007, when he was named Vice President of DuPont Corporate Plans.

In 2023, Mr. Fanandakis received the CERT Certificate in Cybersecurity Oversight from the Software Engineering Institute of Carnegie Mellon University.

Key Skills and Qualifications

Mr. Fanandakis offers our Board governance, information technology, accounting and financial reporting experience, including corporate finance, tax, mergers and acquisitions, banking and risk management. In addition, our Board believes Mr. Fanandakis’s knowledge of our Company, along with his experience as a director of various public companies, qualifies him to serve as a director.

Other Public Company Directorships and Committees:

•

Duke Energy Corp. (Member of Audit Committee and Member of Finance and Risk Management Committee)

Past Public Company Directorships and Committees:

•

ITT Inc. (Member of Audit Committee and Member of Compensation and Personnel Committee)

Steven H. Gunby Director Since: 2014 Age: 68

Principal Occupation and Business Experience

Steven H. Gunby joined the Company as its President and Chief Executive Officer on January 20, 2014. Mr. Gunby has extensive experience in the consulting services industry, having formerly been employed by The Boston Consulting Group, a leading business strategy consulting services firm, for more than 30 years, beginning in 1983. The positions he held with The Boston Consulting Group include Global Leader, Transformation, from 2011 to 2014, and Chairman, North and South America, from 2003 to 2009. He also held other major managerial roles in his capacity as a Senior Partner and Managing Director since 1993, including serving as a member of The Boston Consulting Group’s Executive Committee.

Key Skills and Qualifications

The Board believes that Mr. Gunby’s significant knowledge of our Company and strong leadership qualities, along with his professional services experience leading global corporations through operational and cultural transformations and experience as a chairman of a public company board, qualifies him to serve as a director.

Other Public Company Directorships and Committees:

•

Arrow Electronics, Inc. (Chairman)

Stephen C. Robinson Independent Director Director Since: 2022 Age: 69

Principal Occupation and Business Experience

Stephen C. Robinson is a retired partner of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), a multinational law firm. Mr. Robinson joined Skadden in 2010 practicing in its litigation department, with a focus on government enforcement and white collar crime, until his retirement in 2021. Mr. Robinson previously served as a U.S. District Judge for the U.S. District Court for the Southern District of New York from 2003 to 2010, for which he was nominated by President George W. Bush. Prior to serving on the Southern District court, Mr. Robinson held several other positions in government. From 1998 to 2001, he served as a U.S. Attorney for the District of Connecticut, for which he was nominated by President William J. Clinton. From 1993 to 1995, he served as Principal Deputy General Counsel for the Federal Bureau of Investigation. Mr. Robinson has also served in multiple leadership and management roles, including as the Chief Executive Officer of Empower New Haven, a non-profit agency focused on urban development social services, from 2002 to 2003, and as the Chief Compliance Officer of Aetna U.S. Healthcare, a managed health care company, from 1996 to 1998.

In 2023, Mr. Robinson completed the Certificate program in Navigating Emerging Technologies and More in a Complex World from the Cornell Tech Board Institute.

Key Skills and Qualifications

The Board believes that Mr. Robinson’s substantial legal experience with respect to compliance and risk management, litigation matters and government regulation, along with his experience serving on public and private company boards, qualifies him to serve as a director.

Past Public Company Directorships and Committees:

•

Dycom Industries, Inc. (Member of Audit Committee and Member of Finance Committee)

Select Non-Public Directorships and Committees:

•

Cornell University (Trustee)

•

Lincoln Center for the Performing Arts (Trustee)

•

The New York Community Trust (Trustee)

•

Weill Cornell Medicine (Fellow)

Laureen E. Seeger Independent Director Director Since: 2016 Age: 64

Principal Occupation and Business Experience

Laureen E. Seeger is Chief Legal Officer of the American Express Company, a diversified financial services company, having previously held the title of Executive Vice President and General Counsel from 2014 to 2018. From 2006 through 2014, Ms. Seeger served as Executive Vice President, General Counsel and Chief Compliance Officer at McKesson Corporation, a global diversified healthcare services company, where she led the Law, Public Affairs, Compliance and Corporate Secretary functions while guiding the company through complex legal and regulatory environments and contributing to its financial growth. Ms. Seeger joined McKesson in 2000 as General Counsel of its Technology Division. In this role, she provided leadership through complex merger and acquisition transactions and product evolutions while building the Law Department and enhancing client service.

Key Skills and Qualifications

The Board believes that Ms. Seeger’s experience as Chief Legal Officer of a global, public company and knowledge of litigation, regulatory requirements, government affairs, compliance and risk management, as well as her experience serving on private company boards, qualifies her to serve as a director.

Select Non-Public Directorships and Committees:

•

Central Park Conservancy (Trustee, Member of Executive Committee and Governance Committee)

•

Association of General Counsel (Member and Previous Chair of Executive Committee)

Eric T. Steigerwalt Independent Director Director Since: 2025 Age: 64

Principal Occupation and Business Experience

Mr. Steigerwalt currently serves as the President and Chief Executive Officer of Brighthouse Financial, Inc. one of the largest providers of annuities and life insurance in the United States. In his role, Mr. Steigerwalt led the successful spin-off of Brighthouse Financial from MetLife in 2017. He also serves as chairman of the Brighthouse Financial Foundation and chairman of Brighthouse Scholar Connections, Inc.

Prior to the spin-off of Brighthouse Financial, Mr. Steigerwalt spent 19 years at MetLife, Inc. From 2012 to 2017, Mr. Steigerwalt served as Executive Vice President of U.S. Retail. Earlier, he served as Interim Chief Financial Officer from 2011 to 2012, CFO of the U.S. Business from 2010 to 2011, Senior Vice President and Treasurer from 2007 to 2009, CFO of the Individual Business from 2003 to 2007 and Senior Vice President of Investor Relations and Financial Management from 2000 to 2003.

Key Skills and Qualifications

Mr. Steigerwalt brings to our Board experience as a chief executive officer and chief financial officer and knowledge of corporate strategy and finance, as well as experience leading a corporation through operational and cultural transformation. In addition, Mr. Steigerwalt possesses experience serving as a director of various public and private companies. Our Board believes that each of these experiences qualifies Mr. Steigerwalt to serve as a director.

Other Public Company Directorships and Committees:

•

Brighthouse Financial, Inc. (Chair of Executive Committee)

Select Non-Public Directorships and Committees:

•

American Council of Life Insurers

Janet H. Zelenka Independent Director Director Since: 2025 Age: 67

Principal Occupation and Business Experience

Ms. Zelenka is the former Executive Vice President, Chief Financial Officer and Chief Information Officer of Stericycle, Inc., a medical waste disposal company, which she joined in 2019 and retired from in 2024 following its acquisition. From 2003 to 2019, Ms. Zelenka was employed by Essendant Inc., where she held various positions, including Senior Vice President, Chief Financial Officer and Chief Information Officer from April 2017 to March 2019, overseeing all finance, technology and business integration functions, and Senior Vice President and Chief Information Officer from 2015 to 2017. Earlier, Ms. Zelenka worked at SBC Ameritech (now AT&T), serving in a range of IT, financial and operational roles, including Chief Financial Officer of Ameritech from 1997 to 1999.

Key Skills and Qualifications

Ms. Zelenka brings to our Board her experience as a chief financial officer and chief information officer and knowledge of corporate finance, accounting, mergers and acquisitions, information technology, cybersecurity and artificial intelligence. In addition, Ms. Zelenka possesses experience serving as audit committee chair of various private company boards. Our Board believes that each of these experiences qualifies Ms. Zelenka to serve as a director.

Select Non-Public Directorships and Committees:

•

IDEAL Industries (Audit Committee Chair)

•

U.S. Venture (Audit Committee Chair)

DIRECTOR ATTENDANCE AT MEETINGS

Director Attendance at Board and Committee Meetings

Our Board and its Committees meet throughout the year on a set schedule, hold special meetings as needed and act by written consent from time to time. Each director is expected to attend all meetings of the Board and of each Committee of the Board on which he or she serves unless excused for reasons of serious illness or extreme hardship. During each director’s term of office in 2025, each director attended 75% or more of the aggregate of the total number of regular and special meetings held by the Board and each Committee on which he or she served during the period in which he or she served as a director.

In 2025, the Board and each Committee held the following number of meetings:

	BOARD OF DIRECTORS	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NCGSR COMMITTEE
Total Meetings Held	12	5	8	5

For purposes of presenting this information, each joint meeting of the Board and any Committee has been counted as a separate meeting of the Board and the applicable Committee. A meeting at which the Board or a Committee has convened for a limited joint purpose has been counted as the meeting of the primary meeting holder.

Director Attendance at Other Meetings

Our independent directors meet in closed (executive) sessions, without the presence of management, periodically throughout the year. The Lead Independent Director chairs the meetings of the independent directors, which coincide with regular meetings of the Board.

Our policy is that all director nominees attend the annual meeting of shareholders except in cases of serious illness or extreme hardship. All but one of our directors then serving attended our 2025 Annual Meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

Committee Membership

NAME	AUDIT	COMPENSATION	NCGSR

Mark S. Bartlett (1)	●

Elsy Boglioli		●	●

Claudio Costamagna (2)		●

Nicholas C. Fanandakis	Chair

Stephen C. Robinson	●		Chair

Laureen E. Seeger		Chair	●

Eric T. Steigerwalt	●	●

Janet H. Zelenka	●		●

(1)

Mr. Bartlett will have reached the retirement age of 75 prior to the Annual Meeting and therefore, pursuant to our Corporate Governance Guidelines, will not be nominated to stand for re-election to the Board by shareholders of the Company at the Annual Meeting. Mr. Bartlett will continue to serve as a member of the Audit Committee until the Annual Meeting.

(2)	As Lead Independent Director, Mr. Costamagna serves in an ex-officio capacity on Board Committees of which he is not a member.

The Audit Committee, Compensation Committee and NCGSR Committee operate under written Committee Charters. The Committee Charters are reviewed annually and more frequently, as necessary, to address any new rules or best practices relating to the responsibilities of the applicable Committee or changes to such rules and best practices. Each Committee approves its own Committee Charter amendment and submits it to the Board for approval.

Copies of the Charter of the Audit Committee, Charter of the Compensation Committee and Charter of the NCGSR Committee are available in the Governance section of the Company’s website at https://www.fticonsulting.com/about/governance.

Audit Committee

The Board has determined that all Audit Committee members are independent under the Company’s Categorical Standards of Director Independence and satisfy the additional independence criteria applicable to directors on such committee pursuant to the NYSE’s listing rules and applicable rules of the Securities and Exchange Commission (the “SEC”). One Audit Committee member, Mr. Bartlett, who is not standing for re-election, serves as a member of our Audit Committee and three other public company audit committees, and the Board has determined that such simultaneous service does not impair the ability of Mr. Bartlett to effectively serve on our Audit Committee. The Board has determined that each of Mr. Fanandakis, Mr. Steigerwalt and Ms. Zelenka qualify as an “audit committee financial expert,” and all of the members of the Audit Committee qualify as “financially literate” as those terms are defined in the rules and regulations established by the SEC and the NYSE.

Functions of the Audit Committee

∎	selects, oversees and retains our independent registered public accounting firm;

∎	reviews and discusses the scope of the annual audit and written communications by our independent registered public accounting firm to the Audit Committee and management;

∎	oversees our financial reporting activities, including the annual audit and the accounting standards and principles we follow;

∎	approves audit and non-audit services by our independent registered public accounting firm and applicable fees;

∎	reviews and discusses our periodic reports filed with the SEC;

∎	reviews and discusses our earnings press releases and communications with financial analysts and investors;

∎	oversees our internal audit activities;

∎	oversees our disclosure controls and procedures;

∎	reviews Section 404 of the Sarbanes-Oxley Act of 2002, internal control over financial reporting;

∎	oversees and monitors our Policy on Reporting Concerns and Non-Retaliation and related reports;

∎

reviews and discusses risk assessment and risk management policies and practices, including risks associated with information security, data protection, cybersecurity, and the use and development of artificial intelligence and other emerging technologies;

∎	oversees the administration of the Code of Ethics and Business Conduct and other ethics policies;

∎	reviews, discusses and approves insider and affiliated person transactions;

∎	administers the policy with respect to the hiring of former employees of the Company’s independent registered public accounting firm;

∎	performs an annual self-evaluation of the Audit Committee;

∎	reviews the Charter of the Audit Committee and recommends changes to the NCGSR Committee for submission to the Board for approval; and

∎	prepares the Audit Committee Report required to be included in the annual proxy statement.

Compensation Committee

The Board has determined that all Compensation Committee members are non-employee directors and qualify as independent directors under the Company’s Categorical Standards of Director Independence and satisfy the additional independence criteria applicable to directors on such committee pursuant to the NYSE’s listing rules and applicable SEC rules. In making its determinations regarding the independence of each of the Compensation Committee members, the Board has considered all factors specifically relevant to determining whether a director has a relationship with the Company that would materially impair the director’s ability to make independent judgments about executive officer compensation, including: (i) the source of such director’s compensation; (ii) any consulting, advisory or other compensatory fees paid by the Company to the director; and (iii) any other affiliations the director has with the Company and its affiliates, including engagements by clients that are companies or affiliates of companies for which members of the Compensation Committee serve as officers or directors.

Each member of the Compensation Committee qualifies as a “non-employee” director under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Role of Management

The Compensation Committee and the Board solicit recommendations from our CEO and other officers regarding compensation matters, including the compensation of executive officers and key employees other than our CEO. They assist the Compensation Committee by providing information such as financial results, short-term and long-term business and financial plans, and strategic objectives, as well as their views on our executive compensation program and pay levels. Our CEO attended all Compensation Committee meetings held during 2025, other than meetings and executive sessions to which he was not invited. Our CEO did not participate in the Compensation Committee discussions regarding his individual performance and final annual compensation outcomes. Only members of the Compensation Committee vote on matters before that committee.

Role of the Compensation Advisors

Under the Charter of the Compensation Committee, the Compensation Committee is authorized to select, retain and direct the activities, and terminate the services, of compensation advisors, as well as approve fees and expenses of such advisors. During 2025, the Compensation Committee retained the services of Pearl Meyer & Partners, LLC (“Pearl Meyer”) to provide advice to the Compensation Committee on certain executive compensation matters. For further detail regarding the services provided by Pearl Meyer during 2025 and the Compensation Committee’s assessment of the independence of Pearl Meyer, please see the section titled “— Compensation Discussion and Analysis; Role of Compensation Advisors” on page 62 of this Proxy Statement.

Functions of the Compensation Committee

∎	approves the compensation of our CEO;

∎	administers our equity-based compensation plans and approves awards under such plans;

∎

establishes objective performance goals, individual award levels and operative and subjective performance measures and adjustments, and oversees all aspects of executive officer incentive compensation;

∎	reviews and approves or recommends that the Board approve employment, consulting and other contracts or arrangements with present and former executive officers;

∎	reviews the compensation disclosures in the annual proxy statement and annual report on Form 10-K filed with the SEC and discusses the disclosures with management;

∎

performs annual performance evaluations of our CEO and reviews the CEO’s annual performance evaluations of other executive officers, in conjunction with the Lead Independent Director, or other committees of the Board in its discretion;

∎	performs an annual self-evaluation of the Compensation Committee;

∎	reviews the Charter of the Compensation Committee and recommends changes to the NCGSR Committee for submission to the Board for approval;

∎	prepares the Compensation Committee Report included in the annual proxy statement;

∎

submits all equity-based compensation plans, executive officer compensation plans and material revisions to such plans to a vote of the Board and to a vote of shareholders if shareholder approval is required; and

∎

provides that shareholders have the opportunity to vote on (i) an advisory (non-binding) resolution to approve the compensation of the Company’s NEOs in accordance with the frequency selected by shareholders and (ii) the frequency of the shareholder advisory (non-binding) vote to approve the resolution approving the compensation of the NEOs at least once every six years.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2025, no director who served as a member of the Compensation Committee served as one of our officers or employees, and no executive officer served as a member of the board or compensation committee of any other company that had an executive officer who served as a member of our Board or Compensation Committee.

Nominating, Corporate Governance and Social Responsibility Committee

The NCGSR Committee consists of only non-employee directors, who qualify as independent directors under our Categorical Standards of Director Independence and the NYSE’s listing rules.

Functions of the Nominating, Corporate Governance and Social Responsibility Committee

∎	identifies and qualifies the annual slate of directors for nomination by the Board;

∎	reviews non-employee director compensation and recommends changes to the Board for approval;

∎	assesses the independence of directors for the Board and Committees;

∎	identifies and qualifies the candidates for Chairman of the Board, Lead Independent Director and membership and chairmanship of the Committees for election by the Board;

∎	identifies and qualifies candidates to fill vacancies occurring between annual meetings of shareholders for election by the Board;

∎

monitors compliance with, and reviews proposed changes to, our Corporate Governance Guidelines, the Charter of the Committee, and other policies and practices relating to corporate governance for submission to the Board for approval;

∎	monitors and reviews responses to shareholder communications with non-management directors together with the independent Chairman of the Board or Lead Independent Director, as applicable;

∎	oversees the process for director education;

∎	oversees the process for Board and Committee annual self-evaluations;

∎

oversees the process for performance evaluations of our executive officers in conjunction with our independent Chairman of the Board or Lead Independent Director, as applicable, and the Compensation Committee;

∎	oversees the process relating to succession planning for our CEO and other executive officer positions;

∎	reviews directors’ and officers’ liability insurance terms and limits;

∎

oversees, and reports to the Board and other interested Committees, regarding social responsibility, human capital, and environmental, social and governance- (“ESG”), climate change- and other sustainability-related factors;

∎	reviews and discusses with management the Company’s reports that address ESG-, climate change- and sustainability-related topics;

∎	reviews the Charter of the NCGSR Committee and recommends changes to the Board for approval;

∎

reviews the annual proxy statement disclosures, including those pertaining to the nomination of directors, the election of directors, the independence of directors, corporate governance, and ESG-, climate change- and sustainability-related topics; and

∎	performs an annual self-evaluation of the NCGSR Committee.

COMPENSATION OF NON-EMPLOYEE DIRECTORS AND POLICY ON NON-EMPLOYEE DIRECTOR EQUITY OWNERSHIP

General

Non-employee directors receive annual retainer and equity compensation as described below pursuant to the FTI Consulting, Inc. Non-Employee Director Compensation Plan, amended and restated effective as of January 1, 2016 (the “Director Plan”). In 2025, in connection with Mr. Costamagna’s appointment as Lead Independent Director, the NCGSR Committee recommended, and the Board approved, an annual Lead Independent Director fee. We reimburse our non-employee directors for their out-of-pocket expenses incurred in the performance of their duties as our directors (including expenses related to spouses when spouses are invited to attend Board events). We do not pay fees for attendance at Board and Committee meetings.

Non-Employee Director Compensation

The following table describes the components of non-employee director compensation for 2025:

COMPENSATION ELEMENTS	2025 DIRECTOR COMPENSATION VALUES (1) (5)	ALTERNATIVE FORMS OF PAYMENT

Annual Retainer (2) (5) (6)	$50,000	Cash or Deferred Stock Units

Annual Committee Chair Fees (2) (5)	$10,000 — Chair of Audit Committee $7,500 — Chair of Compensation Committee $5,000 — Chair of Nominating, Corporate Governance and Social Responsibility Committee	Cash or Deferred Stock Units
Additional Annual Lead Independent Director Fee (2) (5)	$30,000	Cash or Deferred Stock Units
Additional Annual Non-Employee Chairman of the Board Fee (2) (5)	$200,000	Cash or Deferred Stock Units

Annual Equity Award (2) (3) (4) (5) (6)	$250,000	Restricted Stock, Restricted Stock Units, Deferred Restricted Stock Units or Cash

(1)

Continuing non-employee directors receive payment of the annual retainer and annual equity award, and Lead Independent Director, or non-employee Chairman of the Board or Committee Chair fee, if applicable, as of the date of each annual meeting of shareholders. A new non-employee director receives a prorated annual retainer and equity award upon first being elected to the Board other than at an annual meeting. A non-employee director, who is appointed as Lead Independent Director or a chair other than following an annual meeting, receives a prorated fee upon being appointed to such role.

(2)

U.S. non-employee directors are permitted to voluntarily defer annual retainer payments (including any annual fee to the Lead Independent Director, non-employee Chairman of the Board or a Committee Chair) and/or annual equity compensation awards in the form of deferred stock units or deferred restricted stock units, respectively. Deferred stock units awarded on account of deferred annual retainer and Lead Independent Director, non-employee Chairman of the Board and/or Committee Chair fees are vested in full on the grant date. Deferred restricted stock units granted on account of deferred annual equity compensation awards vest in full on the first anniversary of the grant date unless vesting is accelerated as described in footnote (4) below. Each deferred stock unit and deferred restricted stock unit represents the right to receive one share of Common Stock upon the earliest of (i) a separation from service event, (ii) an elected payment date and (iii) certain other permissible payment events, in each case, in accordance with Section 409A (“Code Section 409A”) of the U.S. Internal Revenue Code of 1986, as amended.

(3)

The annual equity award, unless deferred, is in the form of shares of restricted stock in the case of U.S. non-employee directors and restricted stock units in the case of non-U.S. non-employee directors. Each restricted stock unit represents the right to receive one share of Common Stock upon vesting. Annual equity awards are non-transferable and vest in full on the first anniversary of the grant date unless vesting is accelerated as described in footnote (4) below.

(4)

All unvested shares of restricted stock and restricted stock units will immediately vest in full upon a non-employee director’s (i) death, (ii) “Disability” (as defined in the Director Plan), (iii) cessation of service within one year following a Change in Control (as defined in the Director Plan) unless other accommodations are made with respect to such awards, (iv) cessation of service at the expiration of a director’s term due to the Company’s failure to renominate such director for service on the Board (other than for “Cause” (as determined by the Board, in its good-faith discretion), due to the request of such director or as a result of a voluntary resignation) or (v) cessation of service due to failure of the Company’s shareholders to elect such director for service on the Board (other than for “Cause” (as determined by the Board, in its good-faith discretion)).

(5)

The number of (i) deferred stock units awarded to a non-employee director as annual retainer compensation (including any annual fee to the Lead Independent Director, non-employee Chairman of the Board or a Committee Chair) and (ii) shares of restricted stock, restricted stock units and deferred restricted stock units awarded to a non-employee director as annual equity compensation, in each case will be determined by dividing (a) the U.S. dollar value of such award by (b) the closing price per share of Common Stock reported on the NYSE for the grant date. Fractional restricted shares, restricted stock units, deferred stock units and deferred restricted share units are rounded down to the nearest whole share.

(6)

If we do not have sufficient shares of Common Stock authorized under our shareholder-approved equity compensation plan to fund annual retainer and equity awards in stock-based awards, such awards will be funded in cash. The payout of such cash amounts will be subject to the terms of the applicable deferred compensation payment and vesting and accelerated vesting conditions, including the requirements of Code Section 409A. Such cash amounts generally will accrue interest at the rate of 6% per annum.

Director Summary Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors for the year ended December 31, 2025.

NAME	ANNUAL RETAINER AND CHAIR FEE EARNED OR PAID IN CASH ($) (a)	STOCK AWARDS (1) ($) (b)	OPTION AWARDS (1) ($) (c)	ALL OTHER COMPENSATION (2) ($) (d)	TOTAL ($) (e)
2025 Non-Employee Directors:
Mark S. Bartlett	50,000	249,854	—	—	299,854
Elsy Boglioli	50,000	249,854	—	—	299,854
Claudio Costamagna	80,000	249,854	—	—	329,854
Nicholas C. Fanandakis	60,000	249,854	—	—	309,854
Stephen C. Robinson	55,000	249,854	—	—	304,854
Lauren E. Seeger	—	307,211	—	—	307,211
Eric T. Steigerwalt (3)	59,315	296,368	—	—	355,683
Janet H. Zelenka (4)	59,315	296,368	—	—	355,683
Brenda J. Bacon (5)	—	—	—	—	—
Gerard E. Holthaus (6)	—	—	—	—	—

(1)

Amounts shown reflect the grant date fair value of stock awards granted during 2025. The grant date fair value was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC Topic 718”), disregarding the effect of estimated forfeitures related to service-based vesting. See Notes 1 and 7 to the financial statements in the Company’s Annual Report on Form 10-K regarding assumptions we made in determining the fair value of stock awards. The balances of each non-employee director’s equity-based awards as of December 31, 2025 (excluding vested shares of Common Stock) are set forth in the table below:

NAME	UNVESTED RESTRICTED SHARES OR RESTRICTED STOCK UNITS	VESTED DEFERRED STOCK OR DEFERRED STOCK UNITS	UNVESTED DEFERRED STOCK OR DEFERRED STOCK UNITS	UNEXERCISED STOCK OPTIONS
2025 Non-Employee Directors:
Mark S. Bartlett	1,529	—	—	—
Elsy Boglioli	1,529	—	—	—
Claudio Costamagna	1,529	—	—	—
Nicholas C. Fanandakis	1,529	3,966	—	—
Stephen C. Robinson	1,529	—	—	—
Lauren E. Seeger	—	7,326	1,529	—
Eric T. Steigerwalt (3)	1,816	—	—	—
Janet H. Zelenka (4)	1,816	—	—	—
Brenda J. Bacon (5)	—	—	—	—
Gerard E. Holthaus (6)	—	—	—	—
(2)	No current director received perquisites or other benefits aggregating more than $10,000 in 2025.

(3)

Eric T. Steigerwalt’s compensation includes the prorated annual cash retainer of $9,315 and restricted stock compensation with a grant date fair value of $46,514.09 awarded on March 28, 2025 upon his first election to the Board.

(4)

Janet H. Zelenka’s compensation includes the prorated annual cash retainer of $9,315 and restricted stock compensation with a grant date fair value of $46,514.09 awarded on March 28, 2025 upon her first election to the Board.

(5)	Brenda J. Bacon retired in accordance with the Company’s Corporate Governance Guidelines and did not stand for election as a director at the 2025 Annual Meeting.

(6)	Gerard E. Holthaus retired in accordance with the Company’s Corporate Governance Guidelines and did not stand for election as a director at the 2025 Annual Meeting.

Policy on Non-Employee Director Equity Ownership

Our Policy on Non-Employee Director Equity Ownership demonstrates our Board’s continuing commitment to shareholder interests. The policy sets each non-employee director’s total investment level at five times (5.0x) the value of the annual retainer. A non-employee director will be required to meet the ownership level in effect when he or she first joins the Board within three years following receipt of his or her first director compensation payment. Non-employee directors have three years to meet any increased ownership level during their tenure. In addition, under the policy, a non-employee director may not sell, transfer or dispose of shares of Common Stock if he or she does not attain or maintain the applicable equity ownership investment level at the initial ownership measurement date, or at June 30 of each year thereafter, except as necessary to pay or repay the cost of exercising a stock option or any tax obligations associated with the exercise of a stock option or vesting of stock-based awards, or as otherwise approved by the Compensation Committee, in its sole discretion.

Shares of Common Stock that are, directly or indirectly, (i) beneficially owned by a non-employee director or (ii) held in a trust over which such non-employee director has more than 50% of the beneficial interest and controls the management of the assets will count toward attaining and maintaining the applicable equity ownership level. Also, restricted stock, restricted stock units, deferred stock units and deferred restricted stock units, whether or not vested, will count toward attaining and maintaining the non-employee director’s applicable equity ownership level. Stock options, whether or not vested, will not count toward meeting the equity ownership requirement. The securities counted toward attaining and maintaining each non-employee director’s ownership level will be valued at the average of the closing price per share of Common Stock reported on the NYSE for each trading day in the 90-calendar-day period immediately preceding the applicable measurement date. All non-employee directors in office as of December 31, 2025 were in compliance with our Policy on Non-Employee Director Equity Ownership as of that date.

CORPORATE GOVERNANCE

GOVERNANCE PRINCIPLES

The following governance policies are available in the Governance section of the Company’s website at https://www.fticonsulting.com/about/governance:

•	Categorical Standards of Director Independence
•	Corporate Governance Guidelines
•	Code of Ethics and Business Conduct
•	Anti-Corruption Policy
•	Whistleblower Policy
•	Policy on Disclosure Controls
•	Policy on Inside Information and Insider Trading

The NCGSR Committee regularly reviews corporate governance developments and recommends modifications or new policies for adoption by the Board and the Committees, as appropriate, to enhance our corporate governance policies and practices and to comply with the laws and rules of the SEC, the NYSE and other regulators.

OUR SIGNIFICANT CORPORATE GOVERNANCE POLICIES AND PRACTICES

The Board is committed to maintaining strong corporate governance practices, which include:

∎

Annual Director Elections. Shareholders elect our directors annually to hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies or until his or her death, resignation, retirement or removal (whichever occurs earliest).

∎

Empowered Lead Independent Director. Claudio Costamagna has served as our Lead Independent Director since June 2025. More information about our Board Leadership Structure may be found in the section titled “— Board Leadership Structure” on page 33 of this Proxy Statement.

∎

Majority Voting in Uncontested Director Elections. A nominee in an uncontested election shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast “FOR” and “AGAINST” as to such nominee at a meeting. Any abstentions or broker non-votes are not counted as votes cast either “FOR” or “AGAINST” with respect to a director’s election and will have no effect on the election of directors.

∎

Director Resignation. Our Corporate Governance Guidelines provide that in an uncontested election, if an incumbent director fails to receive the required majority vote, he or she is expected to offer to resign from the Board. The NCGSR Committee will (a) consider such offer to resign, (b) determine whether to accept such director’s resignation and (c) submit such recommendation for consideration by the Board. The director whose offer to resign is under consideration shall not participate in any deliberation or vote of the NCGSR Committee or the Board regarding his or her offer of resignation. In the event that all directors offer to resign in accordance with our resignation policy, the NCGSR Committee will make a final determination as to whether to recommend to the Board to accept all offers to resign, including those offers made by members of the NCGSR Committee. The NCGSR Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s offer to resign. Within 90 days after the date of certification of the election results, the Board will publicly disclose the Board’s decision of whether or not to accept an offer of resignation. If such incumbent director’s offer to resign is not accepted by the Board, such director will continue to serve until his or her successor is duly elected and qualifies or until his or her death, resignation, retirement or removal (whichever occurs earliest). If a director’s offer to resign is accepted by the Board, then the Board, in its sole discretion, may fill any resulting vacancy pursuant to the Company’s Bylaws or reduce the size of the Board.

∎	Executive Sessions. Our Board meets regularly in executive sessions, without the presence of our CEO and other management. The Lead Independent Director presides at executive sessions.

∎	Shareholder Rights Plan. We do not have a shareholder rights plan and are not currently considering adopting one.

∎

Shareholder Power to Amend Bylaws. Our shareholders, by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote, have the power to adopt, alter or repeal any Bylaw of the Company.

BOARD LEADERSHIP STRUCTURE

Gerard E. Holthaus served as our former independent Chairman of the Board from December 2013 until his retirement from our Board at the 2025 Annual Meeting. In anticipation of Mr. Holthaus’ retirement, in 2025 the Board determined that it was in the Company’s best interests to appoint Mr. Gunby, its CEO and a member of its Board, as Chairman of the Board and to appoint Claudio Costamagna as Lead Independent Director, both of which appointments became effective upon their respective re-election as directors at the 2025 Annual Meeting.

Board Refreshment

Our Board and the NCGSR Committee maintain a robust refreshment and recruitment process in which the members focus on identifying, considering and evaluating potential Board candidates in connection with an ongoing review of Board needs. The Board also annually reviews and assesses its composition through its self-evaluation process.

The NCGSR Committee has spent considerable time in recent years focusing on intentional, long-term Board refreshment. To that end, the Board added three new directors, Elsy Boglioli in 2023, and Eric T. Steigerwalt and Janet H. Zelenka, in 2025 and it believes that those additions to the Board bring a broad range of skills, experience and perspectives that further contribute to an engaged and well-balanced Board.

Combined Chairman and CEO Role Supports Our Strategic Agenda and Business Needs

Our Corporate Governance Guidelines provide the Board with flexibility to choose the leadership structure that it deems most appropriate for the Company based upon our business needs, prospects, opportunities and strategic goals at the time, including separating or combining the roles of Chairman of the Board and CEO. In 2025, the Board determined that it was in the Company’s best interests to appoint Mr. Gunby, our CEO and a member of our Board of Directors, as Chairman of the Board, and to appoint Claudio Costamagna as Lead Independent Director, both of which appointments became effective upon their respective re-election as directors at the 2025 Annual Meeting. In determining whether to separate or combine the roles of Chairman of the Board and CEO, the Board and the NCGSR Committee considered a variety of factors, including each director’s individual experience and his or her experience serving as a director of other companies and determined the best option for leadership of the Board based on its evaluation of current circumstances and the needs of the Company at the time.

Based on Mr. Gunby’s strong track record of multiyear growth, significant knowledge of the Company and strong leadership qualities, the Board has concluded that combining the roles of Chairman and CEO, along with the presence of a strong Lead Independent Director, is in the best interests of the Company and its shareholders at this time to promote the pursuit of the Company’s business objectives and strategic growth plans and to facilitate the CEO succession planning process.

Our NCGSR Committee oversees the process relating to succession planning for our CEO and other executive officer positions. In December 2025, the Company and Mr. Gunby agreed to extend Mr. Gunby’s employment agreement through June 6, 2029. During this extended term, a key goal of the NCGSR Committee, the Board and Mr. Gunby is to identify a successor for the CEO role and to have Mr. Gunby mentor that successor as he or she assumes the role of CEO. The Board believes that Mr. Gunby is in the best position to mentor his CEO successor if he serves as Chairman of the Board so that the NCGSR Committee and Board can determine the best time for the Company to transition the CEO role to Mr. Gunby’s successor, while retaining Mr. Gunby’s expertise and leadership as Executive Chairman of the Board for at least the length of the employment agreement. The Board continues to believe that combining the roles of CEO and Chairman is appropriate at this time to facilitate the CEO succession process.

Beyond facilitating the CEO succession process, the Board believes that Mr. Gunby’s professional services experience and track record of strong leadership and results during his tenure as CEO make him well-suited at this time to serve in the combined Chairman and CEO role. The Board also believes combining the roles of Chairman of the Board and CEO with a strong Lead Independent Director meets the Company’s current needs and circumstances because it:

•

Enhances strategy development and oversight. Mr. Gunby’s familiarity with the Company’s business and his extensive professional services industry experience make him most capable of identifying strategic considerations and facilitating Board discussions about the development and oversight of the Company’s business strategy, which is a key role of Board leadership.

•

Preserves leadership by independent directors. The Lead Independent Director’s clearly defined role and responsibilities as detailed below, coupled with leadership of each Board committee by an independent director, helps to confirm that the independent directors have the ability to devote Board attention to matters that they deem appropriate.

•

Promotes timely communications and enhances Board efficiency and effectiveness. The Board believes that Mr. Gunby’s day-to-day role in managing our business and implementing strategy provides him with access to the people, information and resources that allow him to efficiently identify and timely communicate significant business developments and sensitive matters, which is important for effective governance. The Lead Independent Director’s role supplements that process by relaying feedback from the independent directors.

The Empowered Governance Role of the Lead Independent Director

In connection with its decision to combine the CEO and Chairman roles, the Board created the position of Lead Independent Director, and the independent directors appointed Claudio Costamagna to serve in that role effective as of his re-election at the 2025 Annual Meeting. Mr. Costamagna has served as a director since 2012, and the Board believes he has the experience and skills necessary to serve as Lead Independent Director, including his experience on our Board and the boards of other global public companies, experience in a leadership position on our Board as Chair of the Compensation Committee, and the ability to facilitate discussions among Board members, including between the independent directors and the CEO/Chairman, and engage with shareholders and key stakeholders.

When the roles of the Chairman of the Board and CEO are combined, good governance practice suggests that we have a Lead Independent Director position to complement the Chairman of the Board’s role and to serve as the principal liaison between the independent directors and the CEO. The Board exercises strong, independent oversight through frequent executive sessions of the independent directors, wholly independent Board committees and an experienced Lead Independent Director with clearly delineated and comprehensive duties.

The Lead Independent Director chairs all meetings of the independent directors and executive sessions of the independent directors and also has broad authority and responsibilities, including:

•

Acting as Leader of the Independent Directors by presiding as Chair in executive sessions of the independent directors and at Board meetings when the Chairman is not present; determining the frequency, timing and calling of executive sessions of the independent directors and serving as an ex-officio member of Board committees of which he is not a member;

•	Determining Board and Committee meeting agendas and schedules, in consultation with the Chairman and committee chairs;

•

Serving as the principal liaison between management and the independent directors by overseeing the exchange of information and supporting data between the Company’s management and the Board, including information gathered through meetings with executive officers and other global leaders, providing feedback to management on the scope and quality of information sent to the Board, and leading discussions among the independent directors regarding the Chairman and CEO’s performance;

•

Championing Board refreshment and self-evaluation by assisting in the NCGSR Committee’s efforts to recruit directors and, together with the Chairman, extending invitations to potential directors to join the Board, and leading the Board’s annual self-assessment process, including evaluating the effectiveness of the Board’s leadership structure;

•	Recommending Board and Committee membership and leadership to the NCGSR Committee and to the Chairman;

•	Communicating with shareholders, including engaging in consultation and direct communication with shareholders on behalf of the independent directors and the Board, upon request; and

•	Retaining outside advisors and consultants who report directly to the Board of Directors on Board-wide issues.

We believe that our Board’s current leadership structure is appropriate given the needs of the Company at this time and that the empowered role of our Lead Independent Director, the number and strength of our independent directors, Mr. Gunby’s leadership and experience, and our overall governance practices position the Company for continued strong governance and growth. The NCGSR Committee will continue to review the leadership structure at least annually to ensure that the Board’s leadership structure continues to meet the needs of the Company and supports the generation of shareholder value over the long term.

The Board believes that its programs for overseeing risk, as described under the section titled “— Oversight Of Risk Management” beginning on page 36 of this Proxy Statement, would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.

OVERSIGHT OF RISK MANAGEMENT

We are exposed to a number of risks, including financial risks, operational risks, reputational risks, strategic risks, human capital risks, competitive risks, risks relating to operating in foreign countries, day-to-day management risks, information privacy-, data- and technology-related risks, including cybersecurity risks, general economic and business risks, legal, regulatory and compliance risks, including risks associated with the Foreign Corrupt Practices Act (the “FCPA”) and foreign anti-bribery laws, and ESG-, climate change- and sustainability-related risks, including risks relating to climate change. The Board has delegated the critical responsibility for overall risk oversight to the Audit Committee, which reports to the Board. Management of the Company has primary responsibility for performing risk assessments, identifying and monitoring risks, establishing policies and processes, formulating strategies, implementing and carrying out corporate responses, and reporting to the Audit Committee or other responsible Committee of the Board.

Our Vice President - Chief Risk and Compliance Officer (“CRCO”), who reports to our General Counsel (“GC”), has primary responsibility for communication with the Audit Committee and our internal enterprise risk management program, working closely with members of our Enterprise Risk Management Committee, our Chief Information Officer (“CIO”), executive management, business segment and regional leaders, and corporate functions, such as accounting, internal audit, information technology, which includes cybersecurity, and ethics and compliance and corporate citizenship, to identify and assess risks, threats and incidents and mitigate exposures. Regularly, the Audit Committee reviews and discusses the enterprise risk management profile, which identifies, categorizes and discusses short-term, intermediate-term and long-term risks, that management of the Company prepares and the policies, processes and guidelines that management of the Company uses to assess, manage, mitigate and respond to risks. The Audit Committee reports to the Board on a regular basis to apprise all directors of the Company’s risk profile and risk management and holds discussions with our executive management, CRCO, CIO and head of internal audit more frequently. If and when needed, the Audit Committee provides the Chairman of the Board, and Chair of each other Committee with oversight of an applicable function is aware of the most recent risk assessment and participates in such reviews and discussions.

Our other standing Committees of the Board also consider and monitor risks within their applicable areas of responsibility. For example, the Compensation Committee reviews and discusses risks relating to the Company’s compensation programs, policies and practices, including executive compensation, and management presents and discusses a comprehensive compensation risk profile for the Company at least annually. Our NCGSR Committee has primary responsibility for ESG-, climate change- and sustainability matters under its Charter, including the task of reviewing related policies and practices, as well as reports issued by the Company, which are prepared by our Corporate Citizenship group under the direction of the Corporate Communications function. Our Chief Human Resources Officer (“CHRO”) presents an inclusion report to the NCGSR Committee and other directors at least annually. Our Chief Strategy and Transformation Officer (“CSTO”) is charged with identifying and evaluating our environmental-, climate change- and sustainability-related risks and exposures and devising and implementing strategies to advance the Company’s greenhouse gas and other emissions reduction goals and mitigate other sustainability, environmental- and climate change-related risks. Our CSTO reports to the NCGSR Committee and other directors at least annually. Management also discusses U.S. and foreign legal, regulatory, client and vendor standards and requirements as they are proposed and enacted relating to quickly evolving ESG-, climate change- and sustainability-related topics. These Committees keep the Audit Committee and the Board apprised of governance-, human capital-, ESG-, climate change-, sustainability- and compensation-related risks.

Directors who are not members of a relevant Committee are invited to attend the meetings during which risk-related topics are discussed. A Committee may periodically request additional reports on critical risk areas identified by management, such as the FCPA and the UK Anti-Bribery Act of 2010, cybersecurity and privacy risks in the case of the Audit Committee and climate change and corporate citizenship in the case of the NCGSR Committee.

CYBERSECURITY OVERSIGHT

Cybersecurity risk is integrated and managed as part of our broader enterprise risk management program under the direction of our CRCO, who works closely with our CIO, who reports to our Chief Financial Officer (“CFO”), and others, including the Head of our Cybersecurity & Privacy division, to help identify, review, assess and address cybersecurity and other security risks. Our CRCO, CIO and the Head of our Global Cybersecurity & Privacy division are members of the Company’s cybersecurity response team (the “Cyber Response Team”). The Cyber Response Team’s responsibilities include maintaining a Cybersecurity Incident Response Plan that involves the Board of Directors and other leadership, when appropriate. Direct threats are escalated promptly to the appropriate team, following a path that considers both the nature of the threat, the level of risk and the degree to which it has been substantiated. Indirect threats, such as third-party incidents, are escalated through the Information Technology Group (“ITG”) to the appropriate corporate functions, as the situation warrants. We regularly analyze and assess information security risks, including cybersecurity risks, associated with our business. As part of our program, we routinely test our controls and information systems. We also provide annual information security training for our employees, conduct phishing simulations, and send periodic cybersecurity communications to all employees. Our CIO works closely with our CRCO to review and assess cybersecurity- and other information technology-related risks, mitigate exposures and resolve any incidents.

The Audit Committee meets regularly with our CIO, CRCO, Head of our Cybersecurity & Privacy division and other management, including our CFO, to discuss and review risk exposures and potential damages related to information security, cybersecurity, and data protection and the steps the Company has taken to help identify, monitor and control such exposures, as well as associated mitigation and remediation action, and actions to continue our operations. Information distributed to and discussed with the Audit Committee includes data on cybersecurity incidents and risks; company-wide enterprise risks; training programs; risk assessments; internal controls; security software; incident response plans; and forward-looking information security and business continuity strategies. The Audit Committee reports directly to the Board of Directors on a regular basis.

Furthermore, we offer cybersecurity consulting services to clients. Our client-facing cybersecurity and information security experts periodically advise our cybersecurity and information technology teams regarding best practices. In addition, from time to time, they update our directors about complex issues faced by other companies arising from data security challenges. Among other things, they discuss new and evolving types and levels of threats and attacks, hacking and ransomware, foreign actors, risks driven by new and evolving technologies, including artificial intelligence, potential damages and liability, and technological and other solutions potentially available to mitigate such risks, as well as other company responses.

In the event of the detection of a potentially significant cybersecurity incident or threat, or of an escalation or change with respect to a cybersecurity threat, or a change to a current incident, the Company has processes in place to notify relevant employees who assist in the response, as well as third-party vendors. Our ITG and management, in consultation with the Company’s third-party legal counsel and accountants, will assess materiality, informed by ongoing discussions about what criteria would constitute potential materiality considerations. The Audit Committee and necessary directors will be informed of all material events.

In 2025, we maintained effective coordination and communication with the Executive Cyber-Incident Response Team regarding cybersecurity incidents. This included providing timely updates to the Board of Directors following any incidents, as well as discussing incident response during our quarterly reviews and Audit Committee briefings. Additionally, we continued our cybersecurity incident response training to keep the Executive team and the Board informed about incident response procedures. We plan to conduct these communications and training sessions periodically. Furthermore, other directors and officers of the Company have been, and will continue to be, given the opportunity to participate in cybersecurity training. Our non-employee directors are also encouraged to attend continuing education on cybersecurity.

COMPENSATION-RELATED RISKS

At the request and direction of the Compensation Committee and the Audit Committee, management conducted an assessment of risks associated with the Company’s compensation policies and practices for the year ended December 31, 2025. This assessment included the (i) review of programs, plans, policies, procedures and practices relating to the components of executive officer and employee compensation; (ii) review of incentive-based equity and cash compensation; (iii) identification of compensation design features that could potentially encourage excessive or imprudent risk taking; (iv) identification of business risks that these features could potentially encourage; (v) consideration of the presence or absence of controls, oversight or other factors that could increase or mitigate potential risks; (vi) assessment of potential risks; and (vii) consideration of the potential for such risks to result in a material adverse effect on the Company and its subsidiaries, taken as a whole. Based on the assessment and factors described above, the Company determined that the risks associated with its compensation programs, policies and practices are not reasonably likely to result in a material adverse effect on the Company and its subsidiaries taken as a whole.

BOARD AND COMMITTEE SELF-ASSESSMENTS

The NCGSR Committee, pursuant to its Charter, is formally charged with administering the annual self-assessments by the Board and each Committee. During the first quarter of 2026, the Board and each Committee conducted self-assessments to identify issues critical to their success. The results were discussed by the Board and the Committees at a joint meeting held in February 2026, during which they discussed the results and provided thorough, objective feedback, which is expected to be used to implement performance enhancements going forward.

CORPORATE SOCIAL RESPONSIBILITY OVERSIGHT

The NCGSR Committee, pursuant to its Charter, is formally charged with oversight of corporate social responsibility and human capital matters, including those pertaining to ESG. The Company’s CHRO regularly reviews the Company’s policies, practices and strategies addressing corporate citizenship and community engagement, periodically reports on environmental- and sustainability-related matters, including the Company’s objectives and responses to climate change and the reduction of the Company’s environmental footprint, including greenhouse and other emissions. The NCGSR Committee provides feedback and direction on the Company’s approach to these issues. It also reports on subjects of interest to the full Board and other interested Committees.

SUCCESSION PLANNING

The NCGSR Committee reviews succession and development plans with management and other directors. The NCGSR Committee has a process to plan for the succession of our CEO, which includes an annual discussion of potential in-house candidates identified by our CEO, a timeline for identification and selection of likely successors, and a timeline for identifying a successor in emergency circumstances. More details about the NCGSR Committee’s recent succession planning may be found in the section titled “— Board Leadership Structure.”

CODE OF CONDUCT

Our written Code of Ethics and Business Conduct (“Code of Ethics”) and Anti-Corruption Policy (together with our Code of Ethics, our “Code of Conduct”) applies to financial professionals, including our Chief Financial Officer, corporate Controller and Chief Accounting Officer (“CAO”), and corporate Treasurer, as well as our CEO and all other officers, directors, employees and independent contractors of the Company and its affiliates. We require all individuals subject to our Code of Conduct to avoid conflicts of interest, comply with applicable laws (including the FCPA, other anti-bribery laws, and legal and regulatory requirements of the jurisdictions in which we have offices and/or conduct business), protect Company assets, and conduct business in an honest and ethical manner and otherwise act with integrity, in our best interests and in accordance with the Code of Conduct. The Code of Conduct prohibits insiders from knowingly taking advantage of corporate opportunities for personal benefit and taking unfair advantage of our business associates, competitors and employees through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other practice of unfair dealing. Our Code of Ethics and Anti-Corruption Policy are available in the Governance section of the Company’s website at https://www.fticonsulting.com/about/governance. If we make substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of such policy to any director, officer, financial professional or person performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K filed with the SEC. Our Code of Ethics was last updated in September 2024.

SHAREHOLDER NOMINEES FOR DIRECTOR

We did not receive any notices of shareholder nominees for director prior to the deadline for 2026 nominations required by our Bylaws and described in our proxy statement for our 2025 Annual Meeting. Under our Bylaws, nominations for director at an annual meeting of shareholders may be made by a shareholder who is (a) a shareholder of record on the record date set by the Board for the purpose of determining shareholders entitled to vote at the annual meeting at the time of giving of notice by the shareholder and at the time of the annual meeting (and any postponement or adjournment thereof) and (b) entitled to vote at the meeting in the election of each individual so nominated or on any other business, provided such shareholder delivers notice along with the additional information and materials required by our Bylaws (which includes information required under Rule 14a-19) to the Corporate Secretary at the principal executive office of the Company located at 555 12th Street NW, Suite 700, Washington, D.C. 20004, not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting of shareholders. For the annual meeting of shareholders in 2027, a shareholder must deliver this notice no earlier than November 22, 2026 and no later than December 22, 2026. In the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting of shareholders, or if no annual meeting of shareholders was held in the preceding year, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made. In the event that the number of directors to be elected to the Board is increased and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, a shareholder’s notice will also be considered timely but only with respect to nominees for any new positions created by such increase, if it is delivered to the Corporate Secretary at our principal executive office, not later than 5:00 p.m., Eastern Time, on the 10th day following the day on which we first make such public announcement. The postponement or adjournment of an annual meeting (or the public announcement thereof) shall not commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

You may obtain a copy of our Bylaws, without charge, from our Corporate Secretary at FTI Consulting, Inc., 555 12th Street NW, Suite 700, Washington, D.C. 20004, or by email to AnnualMeeting@fticonsulting.com. We filed a copy of our Bylaws, adopted on February 20, 2023, with the SEC on February 21, 2023 as an exhibit to our Current Report on Form 8-K dated February 20, 2023. Our Bylaws are incorporated by reference as an exhibit to our 2025 Annual Report filed with the SEC on February 26, 2026.

COMMUNICATIONS WITH DIRECTORS

Shareholders, employees and other interested persons may communicate with our Board, the Chairman of the Board, the Lead Independent Director, an individual director or the independent directors as a group, or management by contacting our CRCO, by telephone to Matthew Pachman, at +1.202.312.9100, by mail to his attention at FTI Consulting, Inc., 555 12th Street NW, Suite 700, Washington, D.C. 20004 or by email to matthew.pachman@fticonsulting.com. Communications directed to the Board, Chairman of the Board, the Lead Independent Director, an individual director or the independent directors as a group, depending upon the subject matter, will be directed to the Chairman of the Board, the Lead Independent Director, Chair of the Audit Committee, or Chair of the NCGSR Committee or other appropriate person who is responsible for overseeing that the concerns expressed are investigated and appropriately addressed. The Company will not filter any such communications.

In addition, shareholders, employees and other interested persons may communicate with our Board, the Chairman of the Board, the Lead Independent Director, an individual director or the independent directors as a group, or management using the FTI Consulting Integrity Hotline, which allows persons to place confidential reports by either telephone or the Internet, without divulging their name or other personal information. The reporting website may be accessed from any Internet-enabled computer at www.fticonsulting.ethicspoint.com. Telephone reports may be placed through the FTI Consulting Integrity Hotline by calling in the U.S. +1.866.294.3576 (toll free). Reports submitted through the FTI Consulting Integrity Hotline will be sent to designated recipients within the Company, which includes our CRCO.

OTHER PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING OF SHAREHOLDERS

In addition to Proposal No. 1 to elect as directors the nominees named in this Proxy Statement, we will present the two additional proposals described below at the Annual Meeting. We have described in this Proxy Statement all the proposals that we expect to be presented at the Annual Meeting. We do not know of any other matters to come before the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any postponements or adjournments thereof, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters as permitted under applicable law.

PROPOSAL NO. 2 — RATIFY THE APPOINTMENT OF KPMG LLP AS FTI CONSULTING, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026

KPMG has served as the Company’s independent registered public accounting firm since 2006. KPMG has confirmed to the Audit Committee and the Company that it complies with all rules, standards and policies of the Public Company Accounting Oversight Board and the SEC governing auditor independence.

The Audit Committee has appointed KPMG as the Company’s independent registered public accounting firm to audit the Company’s books and accounts for the year ending December 31, 2026. We are seeking shareholder ratification of that action. Although shareholder ratification of the appointment of KPMG is not required, we are submitting the appointment of KPMG for ratification as a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint an alternative independent registered public accounting firm if it deems such action appropriate. If shareholders do not ratify KPMG’s appointment, the Audit Committee will take that into consideration, together with such other factors it deems relevant, in determining whether to continue KPMG’s engagement as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

KPMG’s representative is expected to be present, in person or by conference telephone, at the Annual Meeting, and will have the opportunity to make a statement and to respond to appropriate questions from shareholders. See the section titled “Principal Accountant Fees And Services” on page 109 of this Proxy Statement for a description of the services provided by, and fees paid to, KPMG for the fiscal years ended December 31, 2024 and December 31, 2025 and other matters relating to the procurement of services.

Shareholder Approval Required. The ratification of the appointment of KPMG as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2026 requires a majority of the votes cast at the Annual Meeting on the proposal to be voted “FOR” this proposal. Abstentions will not be counted as votes cast either “FOR” or “AGAINST” Proposal No. 2 and will have no effect on the results of the vote on this proposal.

The Board of Directors Unanimously Recommends That You Vote FOR Proposal No. 2.

PROPOSAL NO. 3 — VOTE ON AN ADVISORY (NON-BINDING) RESOLUTION TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR THE YEAR ENDED DECEMBER 31, 2025 AS DESCRIBED IN THE PROXY STATEMENT

Our shareholders have the opportunity to vote on an advisory (non-binding) resolution (“say-on-pay”) to approve the compensation of our NEOs identified in the section titled “Information About Our Executive Officers And Compensation — Compensation Discussion And Analysis — Named Executive Officers” for the year ended December 31, 2025 on page 48 of this Proxy Statement. The Compensation Discussion And Analysis (“CD&A”) beginning on page 49 of this Proxy Statement describes the material elements of our NEO compensation policies and programs, and the principles and objectives that informed our compensation decisions, for the year ended December 31, 2025.

We conduct continuous investor engagement and outreach throughout the year. Page 59 of the CD&A describes our 2025 shareholder engagement and outreach, and pages 65 through 66 of the CD&A describe the executive compensation program adopted by our Compensation Committee for 2025. In addition, the section of the CD&A titled “Information About Our Executive Officers And Compensation — Compensation Discussion And Analysis — What Guides Our Program — How We Make Compensation Decisions — Role of Peer Companies” beginning on page 63 describes the peer group that we selected for the purpose of considering 2025 NEO compensation.

The overall design of our compensation program has remained consistent year-over-year. When making compensation decisions for 2025, the Compensation Committee considered the significant efforts of the NEOs to deliver solid financial results, as well as management’s ability to meet the evolving needs of our clients, employees and shareholders. Our NEOs’ 2025 compensation program has been designed to:

∎	PROVIDE our NEOs with competitive total pay opportunities to retain, motivate and attract talented executive officers.

∎	MAINTAIN continuity of executive management by delivering opportunities for our CEO and other NEOs to earn competitive compensation.

∎

Structure our executive compensation program to ALIGN THE INTERESTS of our CEO and other NEOs with those of our shareholders by encouraging solid corporate growth and the prudent management of risks and rewards.

∎	BALANCE the emphasis on short-term and long-term compensation opportunities, focusing on the attainment of financial and strategic goals that contribute to the creation of shareholder value.

∎	Place a significant percentage of each NEO’s total compensation opportunity AT-RISK and subject to the attainment of financial goals that drive or measure the creation of shareholder value.

∎	Pay-for-PERFORMANCE.

∎	Manage our executive compensation program CONSISTENTLY among our CEO and other participating NEOs.

∎	LIMIT perquisites and other non-performance-based entitlements.

The say-on-pay vote is not intended to address any specific item of compensation but rather the overall compensation of our NEOs for 2025 as described in the Proxy Statement for the Annual Meeting.

The say-on-pay vote being presented pursuant to Section 14A of the Exchange Act is advisory and not binding on the Company, the Compensation Committee or the Board. Although the vote is non-binding, the Committee will review the voting results in connection with its ongoing evaluation of the Company’s executive compensation program, principles and objectives. At the 2023 Annual Meeting, our shareholders voted to have a say-on-pay vote each year. Accordingly, we intend to seek the advisory vote of our shareholders on say-on-pay annually.

We believe that the information provided in this Proxy Statement demonstrates our commitment and the commitment of our Compensation Committee to our pay-for-performance philosophy. The Board recommends that you approve the 2025 compensation of our NEOs for the year ended December 31, 2025 as described in the Proxy Statement by approving the following advisory (non-binding) resolution:

“RESOLVED, that the shareholders approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers for the year ended December 31, 2025 as described in the Proxy Statement for the Annual Meeting.”

Shareholder Approval Required. The approval of the advisory (non-binding) resolution approving the compensation of our NEOs for the year ended December 31, 2025 as described in this Proxy Statement requires a majority of the votes cast on this proposal at the Annual Meeting to be voted “FOR” this proposal. Any abstentions and broker non-votes will not be counted as votes cast either “FOR” or “AGAINST” Proposal No. 3 and will have no effect on the results of the vote on this proposal.

The Board of Directors Unanimously Recommends That You Vote FOR Proposal No. 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

There were 30,118,488 shares of our Common Stock issued and outstanding as of the close of business on the Record Date. The following table shows the beneficial ownership of our Common Stock by:

∎	each of the NEOs named in this Proxy Statement;

∎	each person known by us to own beneficially more than 5% of our outstanding shares of Common Stock;

∎	each of our directors and director nominees; and

∎	all of our current executive officers and directors as a group.

For the executive officers, directors and director nominees, the beneficial ownership information is presented as of the close of business on the Record Date, except as otherwise noted. For the shareholders who own beneficially more than 5% of our outstanding shares of Common Stock, the information is presented as of the date of the most recent Schedule 13G/A filed by each such shareholder with the SEC as of the date of this Proxy Statement.

The amounts and percentages of shares of Common Stock beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities with respect to which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in the footnotes to this table, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of Common Stock and has not pledged any of our securities to secure or serve as collateral for any indebtedness or other obligations.

NAME OF BENEFICIAL OWNER (1)	NUMBER OF COMMON SHARES OWNED	UNVESTED RESTRICTED SHARES VESTING WITHIN 60 DAYS	SHARES UNDERLYING OPTIONS EXERCISABLE	TOTAL SHARES BENEFICIALLY OWNED	PERCENTAGE OF SHARES BENEFICIALLY OWNED (%)
Steven H. Gunby (2)	285,296	—	2,477	287,773	*
Ajay Sabherwal	21,069	—	—	21,069	*
Paul Linton	79,777	8,685	10,855	99,317	*
Curtis P. Lu	30,934	14,349	8,710	53,993	*
Holly Paul	19,893	2,108	—	22,001	*
Brendan J. Keating (3)	6,133	—	—	6,133	*
Mark S. Bartlett	26,099	1,529	—	27,628	*
Elsy Boglioli	2,331	—	—	2,331	*
Claudio Costamagna	33,591	—	—	33,591	*
Nicholas C. Fanandakis (4)	12,134	1,529	—	13,663	*
Stephen C. Robinson	4,283	1,529	—	5,812	*
Laureen E. Seeger (5)	8,794	—	—	8,794	*
Eric T. Steigerwalt	—	1,816	—	1,816	*
Janet H. Zelenka	—	1,816	—	1,816	*
All current directors and executive officers as a group (14 persons) (6)	491,313	31,724	22,042	545,079	1.8

NAME OF BENEFICIAL OWNER	NUMBER OF COMMON SHARES OWNED	UNVESTED RESTRICTED SHARES	RIGHT TO ACQUIRE VESTED AND EXERCISABLE STOCK- BASED OPTIONS	TOTAL SHARES BENEFICIALLY OWNED	PERCENTAGE OF SHARES BENEFICIALLY OWNED (%)
BlackRock, Inc. (7) 50 Hudson Yards New York, NY 10001	3,076,672	—	—	3,076,672	10.2
Kayne Anderson Rudnick Investment Management, LLC (8) 2000 Avenue of the Stars, 2nd Floor Suite 1110 Los Angeles, CA 90067	3,373,453	—	—	3,373,453	11.2
Mawer Investment Management Ltd. (9) 600, 517 – 10th Avenue SW Calgary, Alberta, Canada T2R 0A8	2,305,748	—	—	2,305,748	7.7
The Vanguard Group, Inc. (10) 100 Vanguard Blvd. Malvern, PA 19355	3,554,398	—	—	3,554,398	11.8

* = Less than 1%

(1)	Unless otherwise specified, the address of these persons is c/o FTI Consulting, Inc.’s executive office at 555 12th Street NW, Suite 700, Washington, D.C. 20004.

(2)

The reported beneficial ownership of Steven H. Gunby includes 6,918 shares of Common Stock issuable on account of underlying unvested restricted stock units scheduled to vest within 60 days of the date of this table.

(3)

The reported beneficial ownership of Brendan J. Keating includes 641 shares of Common Stock issuable on account of underlying unvested restricted stock units scheduled to vest within 60 days of the date of this table.

(4)	The reported beneficial ownership of Nicholas C. Fanandakis excludes 2,474 shares of Common Stock issuable on account of vested deferred stock units.

(5)	The reported beneficial ownership of Laureen E. Seeger excludes 7,326 shares of Common Stock issuable on account of vested deferred stock units.

(6)

In accordance with SEC rules, this group consists of all current directors and executive officers, which includes the eight independent directors named in the table above, Mr. Gunby, Mr. Linton, Mr. Lu, Ms. Rabl, Mr. Keating and Mr. Pachman.

(7)

Information is based on Schedule 13G/A filed with the SEC on June 4, 2025 reporting (i) sole power to vote or direct the vote of 2,965,210 shares, (ii) shared power to vote or direct the vote of zero shares, (iii) sole power to dispose or direct the disposition of 3,076,672 shares and (iv) shared power to dispose or direct the disposition of zero shares of the Company’s Common Stock. BlackRock, Inc. reports that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock, and no one other person’s, except BlackRock Fund Advisors, interest in the Common Stock is more than 5% of the total outstanding shares of Common Stock.

(8)

Information is based on Schedule 13G/A filed with the SEC on May 6, 2025 reporting (i) sole power to vote or direct the vote of 2,327,562 shares, (ii) shared power to vote or direct the vote of 720,944 shares, (iii) sole power to dispose or direct the disposition of 2,652,509 shares and (iv) shared power to dispose or direct the disposition of 720,944 shares of the Company’s Common Stock.

(9)

Information is based on Schedule 13G/A filed with the SEC on February 11, 2026 reporting (i) sole power to vote or direct the vote of 2,272,038 shares, (ii) shared power to vote or direct the vote of zero shares, (iii) sole power to dispose or direct the disposition of 2,305,748 shares and (iv) shared power to dispose or direct the disposition of zero shares of the Company’s Common Stock.

(10)

Information is based on Schedule 13G/A filed with the SEC on March 11, 2024 reporting (i) sole power to vote or direct the vote of zero shares, (ii) shared power to vote or direct the vote of 12,577 shares, (iii) sole power to dispose or direct the disposition of 3,504,552 shares and (iv) shared power to dispose or direct the disposition of 49,846 shares of the Company’s Common Stock. On a Schedule 13G/A filed on March 26, 2026, The Vanguard Group (“Vanguard”) subsequently reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Company securities beneficially owned by various subsidiaries and/or business divisions. Vanguard also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership separately (on a disaggregated basis).

INFORMATION ABOUT OUR EXECUTIVE OFFICERS AND COMPENSATION

NON-DIRECTOR EXECUTIVE OFFICERS AND KEY EMPLOYEES

NON-DIRECTOR EXECUTIVE OFFICERS AND KEY EMPLOYEES	PRINCIPAL BUSINESS EXPERIENCE

Paul Linton Chief Strategy and Transformation Officer and Interim Chief Financial Officer Officer Since: 2014 Age: 55	Paul Linton joined the Company in August 2014 as Chief Strategy and Transformation Officer. In September 2025, Mr. Linton was also appointed Interim Chief Financial Officer and is expected to serve in such role until May 2026. From September 2000 to August 2014, Mr. Linton was a management consultant with The Boston Consulting Group, a leading business strategy consulting services firm, where he was most recently a Partner and Managing Director.

Eun Angela Nam Incoming Chief Financial Officer Age: 44	On March 6, 2026, the Board elected Eun Angela Nam as Chief Financial Officer of the Company, effective upon commencement of her employment, which is expected on or about May 1, 2026. Prior to joining the Company, Ms. Nam served as Chief Financial Officer and Chief Accounting Officer of FTAI Aviation Ltd., an integrated, full-service provider specializing in the maintenance, repair and leasing of commercial jet engines and aircraft, where she was responsible for all aspects of finance and accounting, including financial planning and analysis, financial reporting, accounting, tax and treasury, among other systems and controls. Ms. Nam served as Chief Accounting Officer of FTAI Aviation Ltd., then an externally managed company of Fortress Investment Group LLC, beginning in August 2018 and was also appointed Chief Financial Officer in August 2022. From 2014 to May 2018, Ms. Nam served as a Senior Vice President of Private Equity at Fortress Investment Group LLC, an asset management firm. Ms. Nam began her career at KPMG LLP.

Curtis P. Lu General Counsel Officer Since: 2015 Age: 60	Curtis Lu joined the Company in June 2015 as General Counsel. From June 2010 to June 2015, Mr. Lu was the General Counsel of LightSquared, Inc., a wireless Internet services company. Mr. Lu began his legal career at Latham & Watkins LLP, an international law firm, where he was a litigation partner.

Rike Rabl Chief Human Resources Officer Officer Since: 2026 Age: 48	Ulrike (Rike) Rabl joined the Company in May 2020 as Vice President of Strategy and Transformation. From January 2025 to December 2025, Ms. Rabl served as Deputy Chief Human Resources Officer and, effective January 1, 2026, was appointed Chief Human Resources Officer. From October 2014 to May 2020, Ms. Rabl was Vice President of the Transformation Office of Fannie Mae and from August 2006 to October 2014 was a management consultant with The Boston Consulting Group, most recently as a Principal.

NON-DIRECTOR EXECUTIVE OFFICERS AND KEY EMPLOYEES	PRINCIPAL BUSINESS EXPERIENCE

Brendan J. Keating Chief Accounting Officer and Controller Officer Since: 2019 Age: 62	Brendan Keating has held the positions of Chief Accounting Officer and Controller since March 2019. From September 2011 to March 2019, Mr. Keating was Vice President – Assistant Controller of the Company. From 2008 to 2011, Mr. Keating served as a Senior Vice President of Accounting Policy and Reporting at Discovery, Inc., a mass media company.

Matthew Pachman Vice President – Chief Risk and Compliance Officer Officer Since: 2012 Age: 61	Matthew Pachman has held the position of Vice President – Chief Risk and Compliance Officer since June 2016. Prior to assuming the duties of Chief Risk Officer of the Company in February 2015, Mr. Pachman also held the position of Vice President and Chief Ethics and Compliance Officer from July 2012 to June 2016. Prior to joining FTI Consulting, Mr. Pachman built and led compliance programs at various other companies, including Altegrity Risk International, Inc., a global risk consulting and information services company, the Federal Home Loan Mortgage Corporation, a public government-sponsored enterprise operating in the secondary mortgage market, and MCI Communications Corp., a telecommunications company.

Our officers are elected by, and serve at the pleasure of, our Board, subject to the terms of the written employment arrangements that we have with them.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section describes the material elements of our executive compensation program; our policies and practices; and the principles and objectives of our decisions, with respect to compensation for the year ended December 31, 2025 for our named executive officers.

Named Executive Officers

Our NEOs, determined as of December 31, 2025, include the following current executive officers of the Company:

NAME	TITLE

Steven H. Gunby	President and Chief Executive Officer

Paul Linton	Chief Strategy and Transformation Officer and Interim Chief Financial Officer

Curtis P. Lu	General Counsel

Brendan J. Keating	Chief Accounting Officer and Controller

We have determined that Mr. Keating was a named executive officer for the first time with respect to compensation for the year ended December 31, 2025. Mr. Keating participates in a different compensation program as compared with the other NEOs and, therefore, the compensation arrangements applicable to Mr. Keating are described separately throughout this “Compensation Discussion and Analysis” section. In the narratives below, where we refer to “participating NEOs,” those narratives generally exclude reference to Mr. Keating unless otherwise expressly noted.

Our named executive officers also include the following individuals who formerly held the positions of Chief Financial Officer and Chief Human Resources Officer during the calendar year ended December 31, 2025.

NAME	TITLE

Ajay Sabherwal	Former Chief Financial Officer

Holly Paul	Former Chief Human Resources Officer

Mr. Sabherwal resigned as Chief Financial Officer of the Company, effective September 12, 2025. Ms. Paul served as our Chief Human Resources Officer through December 31, 2025 and, effective January 1, 2026, transitioned into a senior advisory role. As a result, we have determined that each of Mr. Sabherwal and Ms. Paul was a named executive officer with respect to compensation for the year ended December 31, 2025.

Executive Summary

2025 Company Performance Update

(1)

See Appendix A for the definitions of earnings per diluted share (“EPS”), as adjusted (“Adjusted EPS”), Adjusted EBITDA and other financial measures used for financial reporting purposes referred to in this proxy statement (“Proxy Statement”), which have not been presented or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) that are considered not in conformity with GAAP (“non-GAAP”), and the reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, as well as the reasons management believes these non-GAAP financial measures provide useful information to investors. The Compensation Committee did not further adjust the Adjusted EPS financial performance metric defined in Appendix A to determine 2025 annual incentive pay (“AIP”). See the section of this CD&A titled “— 2025 Pay Outcomes — 2025 Annual Incentive Pay — Financial Metrics” beginning on page 68 and Appendix B for the definitions of the non-GAAP financial measures, including the description of the further adjustment to Adjusted EBITDA, for determining 2025 AIP of our NEOs and the reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures.

Business Overview

FTI Consulting is a leading global expert firm for organizations facing crisis and transformation. With more than 8,100 employees located in 32 countries and territories, we are the Company our clients call on when they are facing moments of crisis and transformation.

The Company is organized into five business segments. Individually, each segment is a leader in its own right, staffed with experts recognized for the depth of their knowledge, and has a track record of delivering client value.

Corporate Finance

41% of Revenues [(1)]

Forensic and Litigation Consulting

20% of Revenues [(1)]

Economic Consulting

19% of Revenues [(1)]

Technology

10% of Revenues [(1)]

Strategic Communications

10% of Revenues [(1)]

Focuses on the strategic, operational, financial, transactional and capital needs of clients and delivers a wide range of service offerings related to transactions, transformation and turnaround & restructuring.
Provides a range of multidisciplinary and independent services across risk & investigations and disputes, supported by data & analytics technology-enabled solutions, with a focus on highly regulated industries.
Analyzes complex economic issues for use in legal, regulatory and international arbitration proceedings, strategic decision making and public policy debates.
Offers a comprehensive portfolio of digital insights and risk management, AI and data services to help organizations better address risk, as the growing volume and variety of enterprise and emerging data intersects with legal, regulatory and compliance needs.
Develops and executes communications strategies to manage change and mitigate risk surrounding transformational and disruptive events, including transactions, investigations, disputes, crises, regulation and legislation.

(1)	Revenue percentages based on consolidated Company revenues for the year ended December 31, 2025.

Our Commitment to Sustainable Growth

We believe that the fundamental strength of this Company is our people’s unrelenting commitment to deliver for their clients when they are facing moments of crisis and transformation.

Sustainable growth in professional services results from attracting, developing, promoting and retaining great professionals with ambitions to grow their businesses and deepen their client relationships. Over the last several years, our financial results have shown that if we do the right things for our business over any medium-term period, even though market conditions and quarterly results can fluctuate, through those efforts we can build a powerful growth engine that delivers for our people, clients and shareholders.

This focus means not overreacting to temporary factors that are out of management’s control and being willing to support our strong people and positions in the face of short-term market headwinds because we believe over any multiyear period, the financial performance of great professional services firms is dictated by the components of the business that can be influenced by management, such as:

∎	Promoting, developing, retaining and attracting talented professionals who can strengthen and build leading positions in areas of critical client needs.

∎	Investing EBITDA behind key growth areas in which we have a right to win.

∎	Leveraging investments to build positions that will support profitable growth on a sustained basis through a variety of economic conditions.

∎	Actively evaluating and considering opportunistic acquisitions but committing on a day-in, day-out basis to growth by organic means.

∎	Maintaining a strong balance sheet and committing to using our robust cash flow generation to enhance shareholder returns.

∎	Creating an inclusive and high-performing culture where our professionals can grow their career and achieve their full potential.

∎	Being a responsible corporate citizen that drives positive change in the communities in which we do business.

We believe if we continue to have the confidence to not overreact to short-term factors, over the medium and long term, we will build businesses that great people want to be a part of — segments and practices that attract talented people, that support their ambitions and foster their professional development, and, in turn, allow them to build teams and client relationships that, through the short-term headwinds and tailwinds, become sustainable, powerful, durable and resilient growth engines over time.

Our Strategy in Action – A Powerful Platform for Sustainable Growth

(1)

See Appendix A for the definitions of Adjusted EBITDA, Adjusted EPS, organic revenue growth and other non-GAAP financial measures used for financial reporting purposes referred to in this CD&A and the reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, as well as the reasons management believes these non-GAAP financial measures provide useful information to investors. The Compensation Committee did not further adjust the Adjusted EPS financial performance metric defined in Appendix A to determine 2025 AIP. See the section of this CD&A titled “— 2025 Pay Outcomes — 2025 Annual Incentive Pay — Financial Metrics” beginning on page 68 and Appendix B for the definitions of the non-GAAP financial measures, including the description of the further adjustment to Adjusted EBITDA, for determining 2025 AIP of our NEOs and the reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures.

Our Disciplined Approach to Capital Allocation

FTI Consulting’s management team, together with its Board of Directors, believes organic growth is the best strategy to achieve sustainable growth in professional services. The Board has made a commitment to grow, first and foremost, by organic means. Our commitment to this strategy has driven sustained growth: In 2025, the Company delivered record revenues, EPS and Adjusted EPS, resulting in our eighth consecutive year for revenue growth and our 11th consecutive year for Adjusted EPS growth. Sustaining this growth in 2025 is particularly notable given the headwinds we faced in parts of our business.

Given our commitment to grow by organic means on a day-in, day-out basis, management and the Board take a disciplined approach to acquisitions, which is informed by the following characteristics:

∎	Buy versus build: We look at the cost of an acquisition versus the cost to grow organically by attracting, developing and retaining the best professionals in the market.

∎	Focus on revenue metrics: We are focused on revenue metrics versus “adjusted,” non-GAAP financial metrics.

∎	Cash-on-cash return: We look at the cash-on-cash return over a defined payback period.

∎	Our approach to earn-outs: We have committed to paying less consideration up front and more performance-based incentives over time, even if it negatively impacts our earnings in the short term.

∎

Alignment and sponsorship: Acquisitions are difficult to integrate and position for success, and they are even more difficult in professional services because the assets you are acquiring walk in and out the door every day. Therefore, we look at alignment with the target by developing relationships and committing to sponsorship among management to support the successful integration and growth of the acquired business.

Moreover, the Board’s discipline extends beyond capital intensity, as demonstrated by the Compensation Committee’s authority to use discretion with NEO compensation for individual performance, as well as by authorizing further adjustments to our Adjusted EPS and Adjusted EBITDA financial performance metrics for compensation purposes. In fact, the definitions of our Adjusted EPS and Adjusted EBITDA financial metrics for AIP clearly state that the Compensation Committee has the discretion to exclude operating results of businesses discontinued, sold or acquired, among other items, to ensure that the AIP rewards only the kind of accretive organic growth at the core of our sustainable growth strategy.

Our Executive Compensation Practices

The Compensation Committee continues to refine our executive compensation program to align with evolving competitive and governance practices, respond to feedback from our shareholders, and strengthen the link to performance and the rigor of our program. This includes the following key principles:

∎	PAY-FOR-PERFORMANCE ALIGNMENT: Total at-risk compensation for our CEO and other NEOs (excluding Mr. Keating) was 90.0% and 71.4%, respectively, in 2025.

∎	FOCUS ON FINANCIAL PERFORMANCE: The weighting of AIP opportunity based on financial performance metrics for our CEO and other participating NEOs was 75.0% and 66.6%, respectively, in 2025.

∎

FOCUS ON INDIVIDUAL PERFORMANCE: The individual performance component of AIP opportunity for our CEO and other participating NEOs was 25.0% and 33.4%, respectively, in 2025. The CD&A provides detailed quantitative and qualitative disclosures to support the individual performance component of our AIP opportunity for our CEO and other participating NEOs.

∎

PERFORMANCE-BASED EQUITY AWARDS UNDER THE LTIP: Percentage of performance-based restricted stock units (“Performance RSUs”) in the long-term incentive pay (“LTIP”) opportunity to our CEO and other participating NEOs was 66.7% and 60.0%, respectively, in 2025, with the balance in awards of restricted stock units (“RSUs”) in the case of our CEO and restricted stock awards (“RSA”) in the case of our other participating NEOs.

∎

RIGOROUS PERFORMANCE LTIP METRIC: Performance metric based on FTI Consulting’s total shareholder return (“TSR”) compared with the TSR of the adjusted S&P 500 (“Relative TSR”), at target and maximum was set at the 55th and 80th percentiles for our CEO, and the 50th and 75th percentiles for the other participating NEOs, respectively, in 2025.

∎	CAPPED LTIP PAYOUTS FOR NEGATIVE COMPANY RELATIVE TSR: CEO and other participating NEO payouts when the Company’s TSR is negative are capped at 100% of target.

∎

PEER GROUP BENCHMARKING: CEO and other NEO compensation (except for Mr. Keating, who participates in different compensation programs) is benchmarked every other year to the compensation of the executive officers of our peer group companies.

2025 Executive Compensation Program and Decisions at a Glance

The below diagrams describe the key elements of our executive compensation program and decisions for the year ended December 31, 2025:

CEO COMPENSATION

AWARD	FORM	PERFORMANCE METRICS	2025 FINAL PAY OUTCOME
Base Salary	Fixed Cash $1,000,000	N/A	$1,000,000
Total AIP Opportunity at Target $2,000,000 (2.0x Base Salary)
AIP	AIP Target Opportunity as % of Base Salary Threshold – 100% ($1,000,000) Target – 200% ($2,000,000) Maximum – 300% ($3,000,000)	Metric as % of Total AIP Opportunity Adjusted EPS – 37.5% Adjusted EBITDA – 37.5% Individual Performance – 25%	$2,406,870 (120% of Target)
Form of Payment as % of Total AIP Cash – 75% RSAs – 25%
Total LTIP Opportunity at Target $7,000,000 (7.0x Base Salary)
LTIP	Time-Based RSUs
	Time-Based RSU Opportunity as % of Total LTIP Opportunity at Target 33.33% ($2,333,333)	N/A	Three-Year Pro Rata Vesting Period
Performance RSUs

Performance RSU Opportunity as % of Total LTIP Opportunity at Target

66.67% ($4,666,667) (“CEO Performance RSU Target”)

Performance RSU Payout Opportunity as % of CEO Performance RSU Target

Threshold – 50% ($2,333,333)

Target – 100% ($4,666,667)

Maximum – 150% ($7,000,000)

		Company Relative TSR Threshold – 25th Percentile Target – 55th Percentile Maximum – 80th Percentile	Three-Year Performance Period Ending 12/31/2027

NEO COMPENSATION (Other than CEO and Mr. Keating 1)

AWARD	FORM	PERFORMANCE METRICS	2025 FINAL PAY OUTCOME
Base Salary	Fixed Cash $700,000	N/A	$700,000 (2)
Total AIP Opportunity at Target $875,000 (1.25x Base Salary)
AIP	AIP Target Opportunity as % of Base Salary Threshold – 50% ($437,500) Target – 100% ($875,000) Maximum – 150% ($1,312,500)	Metric as % of Total AIP Opportunity Adjusted EPS – 33.33% Adjusted EBITDA – 33.33% Individual Performance – 33.34%	GC, CSTO and Interim CFO $1,057,533 (121% of Target) CHRO $528,767 (2) (121% of Target)
Form of Payment as % of Total AIP Cash – 100%
Total LTIP Opportunity at Target $875,000 (1.25x Base Salary)
LTIP	Time-Based RSAs
	Time-Based RSA Opportunity as % of Total LTIP Opportunity at Target 40% ($350,000) (2)	N/A	Three-Year Pro Rata Vesting Period
Performance RSUs

Performance RSU Opportunity as % of Total LTIP Opportunity at Target

60% ($525,000) (2) (“NEO Performance RSU Target”)

Performance RSU Payout Opportunity as % of NEO Performance RSU Target

Threshold – 50% ($262,500) (2)

Target – 100% ($525,000) (2)

Maximum – 150% ($787,500) (2)

		Company Relative TSR Threshold – 25th Percentile Target – 50th Percentile Maximum – 75th Percentile	Three-Year Performance Period Ending 12/31/2027

(1)

Mr. Keating’s base salary for 2025 was $515,000. He does not participate in the AIP. Instead, he is eligible for an annual bonus opportunity under the FTI Discretionary Incentive Plan (the “DIP”) with an annual bonus target equal to 50% of base salary, with achievement determined based on individual and Company performance during the year as determined in the discretion of the Company. In addition, in 2025, he was awarded annual equity awards outside of our LTIP program, 50% of which were in the form of Performance RSUs that vest based on FTI Consulting’s Relative TSR over a two-year performance period ending December 31, 2026, and 50% of which were in the form of time-based RSUs that vest pro-rata over a two-year period.

(2)

Beginning January 1, 2025, Ms. Paul reduced her schedule from 80% time to 50% time. As a result, all of her compensation was pro-rated at the same 50%, including her base salary, AIP payout (as a result of the opportunity being based on pro-rated base salary) and total LTIP opportunity.

2025 Shareholder Engagement and Outreach

Most Recent Say-on-Pay Vote Results

At our annual meeting of shareholders on June 4, 2025 (the “2025 Annual Meeting”), our shareholders expressed support for our executive compensation program with approximately 99% of the votes cast in favor of our say-on-pay proposal approving NEO compensation for the year ended December 31, 2025. Our 2026 compensation decisions were informed by shareholder discussions conducted in late 2025 and early 2026, facilitated through outreach to our top 20 non-executive shareholders, representing approximately 70% of our outstanding shares. Discussions with our shareholders reinforced our belief that the changes we have adopted over the past several years were responsive to our shareholders’ feedback. See the section of this CD&A titled “— What Guides Our Program — Compensation Philosophy” and “— What Guides Our Program — How We Make Compensation Decisions — The Decision-Making Process” for discussions of our guiding compensation principles on page 60 and page 61, respectively.

Following our 2025 Annual Meeting, feedback on the compensation changes we enacted over the past several years was positive. We continued to reach out to our top 20 non-executive shareholders throughout 2025, representing an aggregate of approximately 70% of our outstanding shares of Common Stock, to offer them one-on-one meetings where we discussed key topics, including our executive compensation program, equity compensation, disclosure, peer group selection, and environmental-, social- and governance-related topics. See the section of this CD&A titled “— What Guides Our Program — Compensation Philosophy” and “— What Guides Our Program — How We Make Compensation Decisions — Role of Peer Companies” for discussions of our guiding compensation principles and our peer group beginning on page 60 and page 63, respectively.

Compensation Governance Practices

Our executive compensation program is administered by our independent Compensation Committee. In addition to designing an executive compensation program that incentivizes long-term value creation, our program is contingent on achieving specific financial goals, and our compensation practices include a number of key features highlighted below:

✓	Pay-for-performance — with 90.0% of compensation at-risk for our CEO and 71.4% at-risk for each other NEO (excluding Mr. Keating) in 2025.

✓	Appropriate balance between short-term and long-term pay.

✓	Robust stock ownership requirements for our CEO — seven times (7.0x) base salary — and each other covered NEO — three times (3.0x) base salary — in 2025.

✓	No automatic acceleration of equity awards upon a “change in control.”

✓	Anti-hedging and pledging policies.

✓	NYSE-compliant Compensation Recoupment (Clawback) Policy.

✓	Use of independent compensation consultant to advise Compensation Committee.

What Guides Our Program

Compensation Philosophy

Our Compensation Committee strongly believes that NEO compensation — both pay opportunities and pay realized — should be linked with the Company’s operational performance and the creation of shareholder value. Our Compensation Committee designs our executive compensation program to accomplish our goals of:

∎	ATTRACTING executive officer candidates with competitive compensation opportunities that are appropriate for our business, size and geographic diversity.

∎	MAINTAINING CONTINUITY of executive management by delivering opportunities for our NEOs to earn competitive compensation.

∎	Structuring our executive compensation program to ALIGN THE INTERESTS of our NEOs with those of our shareholders by encouraging solid corporate growth and the prudent management of risks and rewards.

∎	BALANCING the emphasis on short-term and long-term compensation opportunities, focusing on the attainment of financial and strategic goals that contribute to the creation of shareholder value.

∎

Placing a significant percentage of each NEO’s total compensation opportunity AT-RISK and subject to the attainment of financial- or market-based goals that drive or measure the creation of shareholder value.

∎	Paying for PERFORMANCE.

∎	Managing our executive compensation program for our non-CEO executives CONSISTENTLY among our participating NEOs.

∎	LIMITING PERQUISITES and other non-performance-based entitlements.

How We Make Compensation Decisions

The Decision-Making Process

The below diagram illustrates the continuous process that is followed to establish our executive compensation program, which aligns our NEOs’ interests with the interests of our shareholders by incentivizing shareholder value creation through challenging goals.

QUARTERLY	SECOND AND/OR THIRD QUARTERS	FOURTH QUARTER	FIRST QUARTER

∎

Management/Board review business strategy, Company performance and competitive environment

∎

Compensation Committee evaluates executive compensation financial performance metrics against Company financial results

∎

Every other year, Compensation Committee selects peer group with advice of its independent compensation advisor

∎

Every other year, independent compensation advisor conducts a competitive market analysis of CEO and other executive officer compensation of the applicable peer group companies and reviews and discusses with Compensation Committee

∎

Management makes executive compensation program design and payment opportunity recommendations for upcoming year

∎

Compensation Committee develops or adopts changes to the annual executive compensation program with advice from its independent compensation advisor

∎

Compensation Committee consults the Audit Committee to evaluate Company financial performance prior to formal announcement of year-end financial results

∎

Compensation Committee evaluates CEO individual performance

∎

CEO evaluates individual performance of other participating NEOs and advises Compensation Committee

∎

Compensation Committee establishes payments for applicable bonus year

∎

Compensation Committee considers the latest competitive market analysis of CEO compensation of the applicable peer group companies to inform CEO compensation decisions

∎

Management presents budget for upcoming fiscal year

∎

Compensation Committee finalizes executive compensation program design and payment opportunities for current fiscal year with advice from its independent compensation advisor

∎

Compensation Committee sets CEO annual individual performance goals

∎

CEO sets annual individual performance goals of other participating NEOs

Role of Compensation Committee

The Compensation Committee oversees the executive compensation program for our NEOs. The Compensation Committee is composed of independent, non-employee members of the Company’s Board. The Compensation Committee works very closely with its independent advisors and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Charter of the Compensation Committee, which is available in the Governance section of the Company’s website at https://www.fticonsulting.com/about/governance.

Role of Management

The Compensation Committee and the Board solicit recommendations from our CEO and other officers regarding compensation matters, including the compensation of executive officers and key employees other than our CEO. They assist the Compensation Committee by providing information such as financial results, short-term and long-term business and financial plans, and strategic objectives, as well as their views on compensation programs and levels. Our CEO attended all Compensation Committee meetings held during 2025, other than meetings and executive sessions to which he was not invited. Our CEO did not participate in the Compensation Committee discussions regarding his individual performance and final annual compensation. Only members of the Compensation Committee vote on matters before that committee.

Role of Compensation Advisors

Under the Charter of the Compensation Committee, the Compensation Committee is authorized to select, retain and direct the activities, and terminate the services, of compensation advisors, as well as approve fees and expenses of such advisors. During 2025, the Compensation Committee retained the services of Pearl Meyer to provide advice to the Compensation Committee on certain executive compensation matters. The Compensation Committee requested advice on a variety of issues from Pearl Meyer, including our annual and long-term executive incentive compensation program structures, performance metrics and individual award levels, CEO pay-for-performance, equity award accelerated vesting terms, non-employee director compensation, the voting policies of proxy advisors and the composition of our compensation peer group, as well as our say-on-pay proposal and other compensation disclosures included in our proxy statement for our 2025 Annual Meeting. Neither Pearl Meyer nor the Company provided any services to the other during 2025, apart from the advisory services provided by Pearl Meyer to the Compensation Committee. After consideration of the above factors, including any relationships with any Compensation Committee member or executive officer of the Company, if applicable, as well as information supplied by Pearl Meyer, including its independence letter, the Compensation Committee concluded that Pearl Meyer was independent and not subject to any conflicts of interest when providing services to the Compensation Committee. The Compensation Committee currently intends to continue to consult with Pearl Meyer and applicable outside counsel on executive officer compensation and other matters from time to time.

Role of Peer Companies

The Compensation Committee periodically reviews various data sources to understand the competitive pay environment. One such data source is a custom peer group of publicly traded companies. The Compensation Committee determined that the development of a peer group and the related competitive market analysis would occur every other year. The latest study was conducted during 2023 to inform pay decisions in 2024 and 2025.

Accordingly, 2025 executive compensation decisions were informed by a competitive market analysis conducted by the Compensation Committee’s independent compensation advisor, Pearl Meyer, during 2023 using an updated peer group that was also recommended by Pearl Meyer and approved by the Compensation Committee in 2023.

The following companies constitute the 2023 Peer Group that was used for the 2023 competitive market study and to inform 2024 and 2025 NEO compensation decisions:

Affiliated Managers Group, Inc. Artisan Partners Asset Management Inc. Booz Allen Hamilton Holding Corporation CRA International, Inc. Evercore Inc. Exponent, Inc.	Franklin Resources, Inc. Houlihan Lokey, Inc. Huron Consulting Group, Inc. ICF International, Inc. Invesco Ltd. Jefferies Financial Group, Inc.	Lazard Ltd. LPL Financial Holdings, Inc. Moelis & Co. PJT Partners, Inc. Stifel Financial Corp. T. Rowe Price Group, Inc.

While developing the peer group, Pearl Meyer and the Compensation Committee reviewed and considered a variety of factors, including the following:

∎	Data Availability: publicly traded companies with comprehensive pay disclosures in the U.S.

∎	Industry Relevance: expert consulting, professional services and financial services

∎	Size Relevance: revenues, earnings before taxes, number of employees

∎	Valuation Characteristics: market cap, price-to-earnings ratio

∎	Peer Group Overlap: companies that disclose FTI Consulting as a peer, companies included by third parties as “peers” for FTI Consulting

The below chart ranks the Company as compared with the 2023 Peer Group by revenues and market capitalization as of April 25, 2023, the time at which the peer group was approved by the Compensation Committee.

FTI Consulting versus 2023 Peer Group (1)

(1)	Reflects latest fiscal year end revenues and Market Capitalization as of April 25, 2023.

The Compensation Committee will continue to use a variety of sources, including compensation surveys and Peer Company data, to establish market practices and will consider this data when assessing the competitiveness of the Company’s executive compensation. Although the type of review may change over time, the Compensation Committee generally reviews salaries, annual incentives, long-term incentives, incentive designs, severance practices, change in control practices, employment contract provisions and other pay features as needed to assess the Company’s pay programs and consider whether they support the Company’s strategic objectives and remain competitive with the market.

When setting 2025 CEO compensation, the Compensation Committee referenced the 2023 Peer Group and study, which included the findings that the elements of our executive compensation program were substantially consistent with those offered by such peers. Our CEO’s target compensation for 2025 ranked between the 25th and 50th percentiles as compared with the 2023 Peer Group, and our other NEOs’ target compensation for 2025 ranked below the 25th percentile as compared with the 2023 Peer Group.

Regarding 2025 NEO compensation decisions, the Compensation Committee did not rely solely on data from the competitive market analysis of the 2023 Peer Group. Furthermore, the Compensation Committee does not target a specific competitive position versus the market in determining the compensation of such other NEOs. The Compensation Committee believes that, because of the Company’s diverse mix of services, strictly benchmarking against the 2023 Peer Group would not provide a meaningful basis for establishing compensation. While the Compensation Committee believes the data from the competitive market analysis of the 2023 Peer Group is helpful in assessing our competitive position, it also considers a variety of other factors when making pay decisions, including overall Company performance, individual NEO performance and internal equity among such other NEOs.

The Compensation Committee uses its discretion, based on the advice of management and competitive market analysis, to set Mr. Keating’s target compensation, rather than relying on 2023 Peer Group data.

The Compensation Committee will continue to periodically consider the executive compensation information of the Company’s self-selected peer group, as well as competitor pay, alongside our pay-for-performance and long-term value creation objectives, in determining the compensation for our executive officers that best aligns compensation and shareholder interests in the future.

2025 Executive Compensation Program

Components of Compensation

Our executive compensation program is composed of three primary elements: base salary, annual bonus under the AIP or DIP, and annual equity awards. Each element is structured to complement one another and establish a balanced pay-for-performance structure, which aligns with our pay-for-performance compensation philosophy:

	PAY COMPONENT	RATIONALE
Annual	Base Salary	▪ Attracts and retains qualified talent
▪ Fairly compensates the executive based on experience, skills, responsibilities and abilities
▪ Provides only fixed source of cash compensation
	AIP Opportunity	▪ Motivates and rewards executive to achieve key financial and individual objectives
▪ Aligns executive and shareholder interests through performance measures that contribute to shareholder value creation
▪ Measures executive performance on accomplishment of pre-established strategic objectives
	DIP Opportunity	▪ Rewards executive performance based on individual and Company performance during the prior calendar year
Long-Term	Performance RSU Opportunity	▪ Incentivizes and rewards for strong market performance as measured over a three-year (two-year, in the case of Mr. Keating) period
▪ Three-year (two-year, in the case of Mr. Keating) performance measurement period supports our leadership retention/stability objectives
	Time-Based RSU (CEO) and Time-Based RSA or RSU (Other NEOs) Opportunity	▪ Aligns interest of the executive with those of shareholders and provides a direct link to growth in shareholder value
▪ Three-year (two-year, in the case of Mr. Keating) vesting period supports our leadership retention/stability objectives

2025 Compensation Mix

Executive compensation is strongly linked to the financial and operational performance, as well as the stock performance, of the Company. The charts below describe the mix of 2025 target compensation and illustrate that our 2025 executive compensation program balances fixed and at-risk pay, with 90.0% of our CEO’s target annual total compensation at-risk and 71.4% of our other NEOs’ target annual total compensation at-risk. The “Other NEOs’ Compensation at Target” chart below does not include data for Mr. Keating because he participates in different compensation programs than the other NEOs.

2025 Pay Outcomes

Annual Cash Base Salary

Annual cash base salary (“base salary”) is the only fixed element of NEO compensation and is provided to fairly compensate each executive based on his or her experience, skills, responsibilities and abilities. It is reviewed on a biannual basis. The Compensation Committee did not adjust NEO base salary for the year ended December 31, 2025, except for Mr. Keating, whose salary increased by $15,000, consistent with ordinary course merit-based increases for non-NEO executives. See the section titled “Information About Our Executive Officers And Compensation — Summary Compensation Table” beginning on page 85 of this Proxy Statement for additional information regarding our CEO’s and other NEOs’ base salaries and other compensation for the year ended December 31, 2025.

2025 Annual Incentive Pay

Program Design

Our 2025 AIP is an annual incentive program that rewards our participating NEOs for achieving key annual non-GAAP financial metrics and individual performance objectives. The Compensation Committee did not adjust NEO target AIP opportunity for the year ended December 31, 2025. The metrics and targets that the Compensation Committee selected for 2025 AIP tie directly to our operational and strategic goals. The objectives and rationale for selecting the 2025 AIP performance metrics were as follows:

AIP PROGRAM DESIGN — CEO
PERFORMANCE METRICS (1)	OPERATING AND STRATEGIC OBJECTIVES	RATIONALE FOR USING PERFORMANCE METRIC	% OF TOTAL AIP OPPORTUNITY BASED ON PERFORMANCE METRICS	TARGET AIP OPPORTUNITY AS % OF BASE SALARY
Adjusted EBITDA	Deliver Adjusted EBITDA growth	Measures the Company’s operating performance, excluding the impact of certain items (1)	37.5%
Adjusted EPS	Deliver Adjusted EPS growth	Measures the Company’s ability to generate income per share, excluding the impact of certain items, which is indicative of shareholder value (1)	37.5%	200.0%

Individual Performance	Incentivize executives to achieve pre-established short- term and long-term strategic and business objectives	Measures CEO success	25.0%

AIP PROGRAM DESIGN — Other Participating NEOs
PERFORMANCE METRICS (1)	OPERATIONAL OR STRATEGIC OBJECTIVES	RATIONALE FOR USING PERFORMANCE METRIC	% OF TOTAL AIP OPPORTUNITY BASED ON PERFORMANCE METRICS	TARGET AIP OPPORTUNITY AS % OF BASE SALARY
Adjusted EBITDA	Deliver Adjusted EBITDA growth	Measures the Company’s operating performance, excluding the impact of certain items (1)	33.3%
Adjusted EPS	Deliver Adjusted EPS growth	Measures the Company’s ability to generate income per share, excluding the impact of certain items, which is indicative of shareholder value (1)	33.3%	100.0%

Individual Performance	Incentivize executives to achieve pre-established short- term and long-term strategic and business objectives	Measures individual NEO success	33.4%

(1)

The Compensation Committee did not further adjust the financial performance metrics defined in Appendix A to determine 2025 AIP. See the section of this CD&A titled “— 2025 Pay Outcomes — 2025 Annual Incentive Pay — Financial Metrics” beginning on page 68 and Appendix B for the definitions of the non-GAAP financial measures for determining 2025 AIP of our participating NEOs, and the reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures.

During the first quarter of 2025, the Compensation Committee set the targets for each of the financial metrics applicable to all participating NEOs and outlined the key individual performance goals for our CEO for the 2025 bonus year. For the other participating NEOs, the CEO established their individual performance goals in consultation with them and with the direction of the Compensation Committee.

Financial Metrics

During the first quarter of 2025, the Compensation Committee set the target for the financial metrics of Adjusted EBITDA and Adjusted EPS and outlined the key individual performance goals for our CEO for the 2025 bonus year. For other NEOs, the CEO established their individual performance goals in consultation with them and with the direction of the Compensation Committee. The financial metrics were set taking into account the Company’s strategic initiatives, historical financial performance, internal budgeting for the relevant year, external guidance, and expected business and market conditions. The Compensation Committee believes that the financial metrics and AIP opportunities set by the Compensation Committee for 2025 AIP focused the NEOs’ attention on factors that drive business growth and shareholder value during a challenging business environment.

The 2025 target for Adjusted EBITDA of $431.9 million was set above the actual Adjusted EBITDA of $403.7 million reported by the Company for the year ended December 31, 2024 and was set at the same time as the 2025 target for Adjusted EPS. The threshold and maximum Adjusted EBITDA metrics were set at 20% below and above the target at $345.5 million and $518.3 million, respectively.

The 2025 target for Adjusted EPS of $8.20 was set above the actual Adjusted EPS of $7.99 reported by the Company for the year ended December 31, 2024. The 2025 target for Adjusted EPS was established at the midpoint of the external guidance range announced by the Company on February 20, 2025. The threshold and maximum Adjusted EPS metrics were set at 20% below and above the target at $6.56 and $9.84, respectively.

For purposes of determining 2025 AIP, the financial performance metrics of Adjusted EBITDA and Adjusted EPS are defined consistently with the definitions of similarly titled financial measures that are considered non-GAAP reported in the Company’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2025 (the “2025 Form 10-K”), subject to further adjustments, and the Adjusted EBITDA financial performance metric was further adjusted, as follows:

∎

We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt, subject to further adjustments, in the sole discretion of the Compensation Committee, to exclude: (1) operating results, including costs and expenses, of operations (including minority interest) discontinued, sold or acquired; (2) the impact of foreign exchange rates different from budget (i.e. – constant currency costs); (3) costs and expenses related to financing activity and gains or losses related to financing activity; (4) unplanned severance costs; and (5) litigation settlements and costs.

∎

We define Adjusted EPS, a non-GAAP financial measure, as earnings per diluted share, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes and the gain or loss on sale of a business, subject to further adjustments, in the sole discretion of the Compensation Committee, to: (1) exclude operating results, including costs and expenses, of operations (including minority interest) discontinued, sold or acquired; (2) exclude the impact of foreign exchange rates different from budget (i.e. – constant currency costs); (3) exclude costs and expenses related to financing activity and gains or losses related to financing activity; (4) exclude unplanned severance costs; (5) exclude litigation settlements and costs; (6) exclude any gain or loss reflected in the Company’s Consolidated Statement of Income as a result of any sale or other disposition of any business or business segment of the Company in part or in its entirety completed in 2025, to the extent that such gain or loss is not already excluded from Adjusted EPS; and (7) include, in the event of a sale or disposition of part of any business or business segment of the Company completed in 2025, the minority interest of such business or business segment subsequent to the closing of the sale or disposition. In the event of any sale or other disposition of any business or business segment of the Company in its entirety completed in 2025, the Adjusted EPS performance metrics may be reduced by an amount equal to the budgeted operating income for such business or business segment for the portion of 2025 subsequent to the closing of such transaction.

∎	See Appendix B for the reconciliations of Adjusted EBITDA and Adjusted EPS for 2025 AIP purposes to the most directly comparable GAAP financial measures.

At the time that the Company’s full-year guidance was provided on February 20, 2025, the 2025 AIP financial performance metrics set by the Compensation Committee were informed by:

∎

An expectation for restructuring activity to remain steady through 2025. The expectation for a continuation of steady demand in our Restructuring practice within our Corporate Finance segment, our highest-margin business.

∎

An expectation for mergers and acquisition (“M&A”) activity to increase in 2025. The expectation for improvement in the M&A market, particularly after a slow end to 2024 for such activity. M&A activity drives demand for M&A-related Antitrust services in our Economic Consulting segment, ‘‘Second Request’’ services in our Technology segment and Transactions services in our Corporate Finance segment.

∎

An expectation for substantial revenue and Adjusted Segment EBITDA declines in our Economic Consulting segment. The expectation for substantial headwinds in our Economic Consulting segment in 2025 compared with 2024 due to a disruption in the Compass Lexecon business within the Economic Consulting segment. At the time the Company provided guidance on February 20, 2025, a number of senior professionals in Compass Lexecon had either departed or shared their intent to depart and we expected a number of less tenured professionals would also depart shortly after. We expected these increased competitive pressures to impact our ability to attract and retain clients in 2025, which we expected would result in increased compensation costs to retain and attract staff in the segment.

∎

An expectation for demand in our Forensic and Litigation Consulting business to pick up, particularly for disputes and investigations work. This assumption was based on engagements we had already been retained on and an expectation for prior investments in senior talent to ramp up in 2025.

∎

An expectation for continued investment in talent. Though the Company had announced headcount actions in areas with sustained underutilization in the fourth quarter of 2024 and the first quarter of 2025, resulting in an expectation of an approximately 4% reduction in our total headcount, we expected to continue investing in areas where we saw exceptional opportunities to hire talent, which typically results in a negative impact to Adjusted EBITDA at least through the first year after hiring.

∎

An expectation for Selling, General and Administrative (‘‘SG&A’’) expenses to be flat compared with 2024. The expectation for SG&A expenses to remain flat was primarily based on an expectation for a reduction in bad debt to more normalized levels and benefits from litigation settlements.

∎	An expectation for a higher effective tax rate for 2025. The Company expected our 2025 effective tax rate to range between 23.0% and 25.0%, which compared with 20.2% in 2024.

Individual Performance Metrics

For 2025 AIP, 25% of the CEO’s 2025 AIP was contingent upon achieving individual performance goals specific to the CEO, and one-third of each other participating NEO’s 2025 AIP was contingent upon achieving individual performance goals specific to such NEO. For the CEO, these goals were established by the Compensation Committee in February 2025 and communicated to him. For all other participating NEOs, the CEO established the goals with review and input from the applicable NEO and with the direction of the Compensation Committee. At the end of 2025, the CEO assessed the performance of each participating NEO and presented his recommendations on the NEO’s individual performance to the Compensation Committee in the first quarter of 2026 for approval. The Compensation Committee exclusively assesses the CEO’s performance. As part of the assessment of the individual performance portion of the 2025 AIP, the Compensation Committee has the authority to reduce the actual amount payable to the CEO and each other NEO under their awards.

For 2025, the CEO was awarded 2025 AIP for individual performance at 125% of target. The interim CFO/CSTO, GC and CHRO were awarded 2025 AIP for individual performance at 125% of target. These awards are reflective of both the Company’s financial performance in 2025 and the CEO’s and other participating NEOs’ tangible evidence of accomplishing or exceeding individual performance goals. The 2025 performance assessments — noting both 2025 goals and achievements for the CEO and each other participating NEO — are detailed on the following pages:

STEVEN H. GUNBY’S INDIVIDUAL PERFORMANCE HIGHLIGHTS

2025 GOALS	2025 ACCOMPLISHMENTS
Continue trend of sustained year-over-year growth

∎

Despite facing significant headwinds in two of our business segments, we, once again, delivered record revenues, EPS and Adjusted EPS, marking the 8th consecutive year of revenue growth and the 11th consecutive year of Adjusted EPS growth.

Redefine and extend go-forward strategy, including growth beyond core

∎

Record revenues in our Corporate Finance, Forensic and Litigation Consulting, and Strategic Communications segments, supported by multiyear investments to reinforce core positions and extend into new adjacencies.

∎

Continued to expand Europe, Middle East and Africa (“EMEA”) capabilities beyond the UK through multiyear investments – the region delivered record revenues with Germany and France growing 24% and 20% year-over-year, respectively.

Foster high-performing leadership culture with discipline and accountability

∎

Continued to drive multi-year, multi-dimensional succession plans with the Board and segment/regional leaders, with 2025 transition plans executed for our Chief Financial Officer, Chief Human Resources Officer, Europe, Middle East and Africa Regional Chair and several leaders below our segment leadership.

∎

Improved pricing discipline, capacity and realization, increasing revenue per head in our Forensic and Litigation Consulting, Corporate Finance and Strategic Communications segments by 11%, 11% and 22% year over year, respectively.

Continue to drive effective use of cash	∎ Returned $858.6 million to shareholders by repurchasing 15% of shares outstanding at an average price of $163.07 per share in 2025.
Drive next generation of growth

∎

Aligned with segment leaders on the next set of strategic investments and growth priorities.

∎

Promoted 45 professionals to Senior Managing Director.

∎

Announced 85 senior hires, a record number, including 29 senior hires in Compass Lexecon.

∎

Launched a global brand campaign to reinforce the firm’s position as the leading expert firm for organizations facing crisis and transformation.

PAUL LINTON’S INDIVIDUAL PERFORMANCE HIGHLIGHTS

2025 GOALS	2025 ACCOMPLISHMENTS
Execute effective capital allocation strategy	∎ Returned $858.6 million to shareholders by repurchasing 15% of shares outstanding at an average price of $163.07 per share in 2025.
Continue to drive cost-effectiveness and cash optimization	∎ Reduced Days Sales Outstanding (‘‘DSO’’) from 97 days on December 31, 2024 to 88 days on December 31, 2025.
Support business segments and regions with revising strategies and driving prioritized initiatives

∎

Supported segments in development of investment business cases to drive the next generation of growth.

∎

Partnered with segments teams in North America to review pricing benchmarks and identify and implement opportunities for revenue growth through pricing best practices.

∎

Continued a multiyear effort to support the EMEA region in refining its ambitious growth agenda.

∎

Continued to support new Asia regional leadership with growth strategy efforts.

Maintain and enhance relationships with investor community	∎ Maintained regular contact and credibility with shareholders and sell-side analysts. ∎ Attracted new high-quality active shareholders who have built meaningful top 30 positions.
Manage information technology excellence plan

∎

No known loss of data from cybersecurity breach incidents in 2025.

∎

Continued to enhance and progress internal cybersecurity programs, policies and tools.

∎

Continued to enhance efficiencies within the Company’s Enterprise Resource Planning (‘‘ERP’’) system.

Ensure all financial statements filed with the SEC are accurate and timely	∎ All SEC filings were timely filed in 2025. ∎ No significant deficiencies or material weaknesses reported for 2025.
Enhance the Company’s ESG initiatives and reporting

∎

Improved CDP score from a C in 2024 to a B- in 2025, which was largely a result of the achievement of Science Based Targets Initiative (“SBTi”) validation and third-party verification of full emissions inventory.

Execute real estate projects and continue planning 2025/2026 projects

∎

Maintained costs below real estate cost target of 4.0% of Company revenues that was communicated at the Company’s 2017 Investor Day.

∎

Delivered 54 real estate projects of varying size and scope in 2025.

∎

Completed lease negotiations for a new office space in London, which, when completed, will improve the workplace environment for professionals while reducing the Company’s environmental footprint.

CURTIS P. LU’S INDIVIDUAL PERFORMANCE HIGHLIGHTS

2025 GOALS	2025 ACCOMPLISHMENTS
Manage litigation and claims

∎

Protected the FTI Consulting brand by effectively overseeing claims, managing litigation and mitigating firmwide risks.

∎

Managed and led numerous and important legal negotiations resulting in successful business continuity.

Manage and mitigate legal, compliance and regulatory risk

∎

Managed complex conflict issues, maintaining consistency within the Company’s clearance and disclosure processes, and strengthened training and education on conflicts across the Company.

∎

Managed reputational and cybersecurity risk for the Company, partnering with Human Resources, Marketing, Communications, Information Technology and other departments and reported on efforts to the Board of Directors and Executive Committee.

∎

Managed and directed compliance with applicable laws, rules and regulations in the jurisdictions in which we do business.

∎

Oversaw internal audit efforts.

Support FTI Consulting in giving back to our communities and foster a culture of inclusion & belonging and being a responsible corporate citizen	∎ Continued to lead a global, cross-segment Pro Bono Advisory Committee. ∎ Led the firm’s pro bono efforts, which resulted in engagements totaling more than $9.3 million in 2025.

HOLLY PAUL’S INDIVIDUAL PERFORMANCE HIGHLIGHTS

2025 GOALS	2025 ACCOMPLISHMENTS
Continue to enhance the culture starting at the leadership level

∎

Delivered successful culture-building programs, including Milestone Programs, New Consultant Orientation and Senior Managing Director readiness programs.

∎

Oversaw the execution of the Company’s 12th annual FTI Awards program, which recognized more than 380 people globally.

∎

FTI Consulting professionals provided more than 6,700 hours of volunteer service to support over 1,200 charitable organizations.

Attract and recruit great people to FTI Consulting to drive organic growth

∎

Achieved an 87% and an 80% acceptance rate for experienced hires and early talent hires, respectively, in 2025.

∎

Continued enhanced focus on employer brand, driving a 13% increase in applications globally compared with 2024.

Focus on efforts to build an inclusive culture

∎

Engaged more than 2,500 employees through employee resource groups and numerous internal events to further enhance an inclusive culture among employees.

∎

Scaled the internal speaker series, FTI Voices, to feature nearly 50 senior leaders, encouraging dialogue on inclusion, belonging, career growth and business strategy.

∎

Continued to support employees at the Manager level and above in the Managing & Leading Inclusive Teams training, with nearly 450 participants in 2025.

Develop and train our people for high performance to better serve our clients

∎

More than 1,300 professionals were promoted in 2025, recognizing and advancing talent within the Company.

∎

98% of employees (1) participated in talent development training programs in 2025.

∎

More than 4,000 employees across all levels and regions participated in artificial intelligence trainings.

(1)	“Employees” refers to FTI Consulting’s total headcount as reported in our Annual Report on Form 10-K filed with the SEC for each calendar year ended December 31.

2025 Discretionary Incentive Program

Mr. Keating receives a cash incentive award in recognition of his performance in the prior year. Our CEO and CFO review Mr. Keating’s accomplishments for the prior year and recommend an award amount to the Compensation Committee, which has the discretion to approve the award as recommended by management or to adjust the award amount based on Mr. Keating’s individual performance. Below are the 2025 accomplishments our CEO, CFO and the Compensation Committee considered in determining the amount of Mr. Keating’s discretionary incentive award.

BRENDAN J. KEATING INDIVIDUAL PERFORMANCE HIGHLIGHTS

2025 GOALS	2025 ACCOMPLISHMENTS
Ensure all financial statements filed with the SEC are accurate and timely	∎ Ensured on-time filing of all SEC reports throughout 2025. ∎ No significant deficiencies or material weaknesses reported for 2025.
Continue to build out and improve effectiveness of Finance teams

∎

Drove finance process efficiencies, reducing the monthly close cycle time by 11%.

∎

Enhanced financial reporting controls through targeted global business process improvements and ERP system configurations, reducing risk exposure and improving compliance; concurrently expanded ERP platform scope to additional countries while maintaining control integrity.

∎

Implemented workflow efficiencies in global business service platforms, to accelerate delivery times and improve service levels provided to internal stakeholders.

Continue to drive cost-effectiveness and cash optimization

∎

Reduced Days Sales Outstanding from 97 days on December 31, 2024 to 88 days on December 31, 2025.

∎

Delivered multi-million dollar savings by strengthening the Procurement and Travel department negotiation processes, achieving sustained cost reductions over multiple years.

2025 Annual Incentive Payout Amounts

The tables below set forth the 2025 AIP paid out to the CEO and each other participating NEO based on the achievement of Adjusted EBITDA, Adjusted EPS and individual performance goals:

CEO	ADJUSTED EBITDA * (1) PAYOUT AS % OF TARGET (37.5% OF TOTAL AIP OPPORTUNITY)			ADJUSTED EPS (1) PAYOUT AS % OF TARGET (37.5% OF TOTAL AIP OPPORTUNITY)			INDIVIDUAL PERFORMANCE PAYOUT AS % OF TARGET (25.0% OF TOTAL AIP OPPORTUNITY)			TOTAL TARGET INCENTIVE OPPORTUNITY	2025 EARNED AIP (2) (3)	2025 AIP PAYOUT

	THRESHOLD $345.5M	TARGET $431.9M	MAXIMUM $518.3M	THRESHOLD $6.56	TARGET $8.20	MAXIMUM $9.84	THRESHOLD $250,000	TARGET $500,000	MAXIMUM $750,000	($)	($)	(% OF TARGET)

Steven H. Gunby	50	100	150	50	100	150	50	100	150	2,000,000	2,406,870	120

OTHER NEOS	ADJUSTED EBITDA * (1) PAYOUT AS % OF TARGET (33.3% OF TOTAL AIP OPPORTUNITY)			ADJUSTED EPS (1) PAYOUT AS % OF TARGET (33.3% OF TOTAL AIP OPPORTUNITY)			INDIVIDUAL PERFORMANCE PAYOUT AS % OF TARGET (33.4% OF TOTAL AIP OPPORTUNITY)			TOTAL TARGET INCENTIVE OPPORTUNITY	2025 EARNED AIP (2) (3)	2025 AIP PAYOUT

	THRESHOLD $345.5M	TARGET $431.9M	MAXIMUM $518.3M	THRESHOLD $6.56	TARGET $8.20	MAXIMUM $9.84	THRESHOLD $145,833	TARGET $291,666	MAXIMUM $437,500	($)	($)	(% OF TARGET)
Paul Linton	50	100	150	50	100	150	50	100	150	875,000	1,057,533	121
Ajay Sabherwal	50	100	150	50	100	150	50	100	150	875,000	—	—
Curtis P. Lu	50	100	150	50	100	150	50	100	150	875,000	1,057,533	121
Holly Paul (4)	50	100	150	50	100	150	50	100	150	437,500	528,767	121

*	For purposes of the above tables, “M” = millions.

(1)

See Appendix A for the definitions of Adjusted EBITDA, Adjusted EPS and other non-GAAP financial measures used for financial reporting purposes referred to in this CD&A and the reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, as well as the reasons management believes these non-GAAP financial measures provide useful information to investors. The Compensation Committee did not exercise its discretion to further adjust the Adjusted EBITDA and Adjusted EPS financial performance metrics for financial reporting purposes defined in Appendix A to determine 2025 AIP.

(2)

The Compensation Committee approved actual Adjusted EBITDA and Adjusted EPS for the year ended December 31, 2025 of $463.6 million, or 107.3% of target, and $8.83, or 107.7% of target, respectively, for the CEO and other participating NEOs.

(3)

Mr. Gunby’s 2025 AIP was paid 75% in cash and 25% in the form of an RSA granted on March 11, 2026, which will vest on March 11, 2027, the first anniversary of the date of grant. The other participating NEOs’ 2025 AIP was paid 100% in cash.

(4)

Beginning January 1, 2025, Ms. Paul reduced her schedule from 80% time to 50% time. As a result, all of her compensation was pro-rated at the same 50%, including her base salary, AIP payout (as a result of the opportunity being based on pro-rated base salary) and total LTIP opportunity.

Annual Long-Term Incentive Pay

The annual LTIP opportunity is intended to incentivize increasing shareholder returns over a multi-year measurement period, aligning participating NEOs’ interests with those of our shareholders. Additionally, the LTIP acts as a retention tool, by providing the executives with equity ownership that vests or is earned over multiple years. For 2025, the Compensation Committee increased the LTIP opportunities for our CEO from 6.0x Base Salary to 7.0x. This change was made to better align this pay element with that of our peers.

LTIP Awards for Year Ended December 31, 2025

LTIP grants for the year ended December 31, 2025 (“2025 LTIP”) were awarded in the form of Performance RSUs to our CEO and participating NEOs, and time-based RSUs (to the CEO) and time-based RSAs (to the other participating NEOs). Mr. Keating does not participate in the LTIP program but instead received awards consistent with our programs in effect for senior leaders of our core operations teams as further described below. Our CEO and other participating NEOs may earn 2025 LTIP based on Relative TSR performance for the three-year performance measurement period beginning January 1, 2025 and ending December 31, 2027. In the case of our CEO, Performance RSUs represented 66.67% and time-based RSUs represented 33.33% of the total 2025 LTIP opportunity. In the case of our other participating NEOs, Performance RSUs represented 60% and time-based RSAs represented 40% of the total 2025 LTIP. For 2025 LTIP, our CEO’s, on the one hand, and each other participating NEO’s, on the other hand, total target opportunity was seven times (7.0x) base salary and 1.25 times base salary, respectively. Payouts to our participating NEOs under the 2025 LTIP Performance RSUs when our Relative TSR is negative are capped at 100% of target. Linear interpolation will be applied to determine the Performance RSUs earned as 2025 LTIP for performance between payout levels. The date of grant of the awards of the time-based RSUs (to our CEO) and time-based RSAs (to other participating NEOs) and Performance RSUs to all participating NEOs as 2025 LTIP was March 5, 2025.

% OF TARGET SHARES GRANTED	RELATIVE TSR PERFORMANCE PERCENTILE	RELATIVE TSR PERFORMANCE PERCENTILE
	CEO	Other NEOs
Threshold – 50%	25th	25th
Target – 100%	55th	50th
Maximum – 150%	80th	75th

The CEO and other participating NEOs were awarded the following 2025 LTIP:

NAME	2025 PERFORMANCE RSUs (1)			2025 TIME-BASED RSUs (CEO)/TIME- BASED RSAs (OTHER NEOs)
	THRESHOLD (50%)	TARGET (100%)	MAXIMUM (150%)
Steven H. Gunby
Number of LTIP Awards	14,902	29,805	44,707	13,740
Grant Date Fair Value	$2,333,333	$4,666,667	$7,000,000	$2,333,333
Paul Linton
Number of LTIP Awards	1,633	3,267	4,900	2,061
Grant Date Fair Value	$262,500	$525,000	$787,500	$350,000
Ajay Sabherwal
Number of LTIP Awards	1,633	3,267	4,900	2,061
Grant Date Fair Value	$262,500	$525,000	$787,500	$350,000
Curtis P. Lu
Number of LTIP Awards	1,633	3,267	4,900	2,061
Grant Date Fair Value	$262,500	$525,000	$787,500	$350,000
Holly Paul
Number of LTIP Awards	816	1,633	2,449	1,030
Grant Date Fair Value	$131,250	$262,500	$393,750	$175,000

(1)

See “Part II, Item 8, Financial Statements and Supplementary Data — Notes to Consolidated Financial Statements — Note 1 — Description of Business and Summary of Significant Accounting Policies — Share-Based

Compensation” and “Part II, Item 8, Financial Statements and Supplementary Data — Notes to Consolidated Financial Statements — Note 7 — Share-Based Compensation” of the 2025 Form 10-K for a discussion of the Monte Carlo simulation method used to determine the number of Performance RSUs subject to the performance-based 2025 LTIP awards.

Performance of LTIP Awards Awarded for the Year Ended December 31, 2023 as Measured as of December 31, 2025

The performance measurement period for the LTIP awards subject to financial metrics based on Relative TSR performance granted for the year ended December 31, 2023 (“2023 LTIP”) began on January 1, 2023 and ended on December 31, 2025 (the “2023 LTIP Awards”). For the measurement period, FTI Consulting achieved Relative TSR at the 33rd percentile resulting in our CEO and other participating NEOs earning a percentage payout of approximately 63% and 65%, respectively, of the shares of Common Stock at target. The following table sets forth the number of shares of Common Stock earned by the CEO and other participating NEOs under the 2023 LTIP Awards, certified as final by the Compensation Committee on February 23, 2026:

NAME	PAYOUT PERCENTAGE OF TARGET AS OF DECEMBER 31, 2025	PAYOUT METHOD (# OF COMMON SHARES)
Steven H. Gunby	63%	12,197
Paul Linton	65%	1,303
Ajay Sabherwal	—%	0
Curtis P. Lu	65%	1,303
Holly Paul	65%	1,303

Core Operations Equity Awards

Instead of the LTIP program, Mr. Keating receives equity awards given to certain senior leaders on an annual basis. Mr. Keating’s awards under this program consist of 50% restricted stock units that vest over a two-year period, 50% on each of the first and second anniversary of the grant date of the award, and 50% performance stock units that vest two-years from grant date based on relative TSR over two years.

The performance measurement period for Mr. Keating’s awards subject to financial metrics based on Relative TSR performance granted for the year ended December 31, 2024 began on January 1, 2024 and ended on December 31, 2025 (the “2024 2-Year Awards”). For the measurement period, FTI Consulting achieved Relative TSR at the 14th percentile resulting in no payout under the 2024 2-Year Awards.

2025 Discretionary Awards

In December 2025, the Compensation Committee approved discretionary awards to each of Mr. Linton and Mr. Lu.

2025 Cash Awards

For Mr. Linton, the Compensation Committee awarded a cash bonus of $700,000 for serving as Interim Chief Financial Officer, in addition to his role as Chief Strategy and Information Officer. Mr. Linton’s cash award payment processed in December 2025. For Mr. Lu, the Compensation Committee awarded a cash bonus of $500,000 for achieving multiple important litigation outcomes during the year. Mr. Lu’s cash award payment processed in January 2026. Each cash award is subject to repayment if Mr. Linton or Mr. Lu voluntarily resigns for any reason (other than death or disability) or is terminated for cause prior to the second anniversary of their award payment date.

2025 Restricted Stock Awards

In light of their long tenure in their respective roles and many years of significant contributions to the Company, the Compensation Committee awarded restricted stock awards with a grant date fair value of $1,000,000 to Mr. Linton and $2,000,000 to Mr. Lu, in December 2025, each pursuant to the 2017 Plan and vesting 25% annually on the anniversary of the grant date.

Other Programs, Policies and Guidelines

Executive Officer Equity Ownership

Our Policy on Executive Officer Equity Ownership (“Executive Stock Ownership Policy”) demonstrates our continuing commitment to shareholder values and is an important method to immediately align management and shareholder interests. For 2025, our CEO and other covered NEOs were required to maintain an investment level in Company equity equal to at least seven times (7.0x) and three times (3.0x) their annual cash base salaries, respectively. A covered officer must attain that ownership level within three years from his or her hire date. If a covered officer’s position or base salary changes and results in a change of the applicable investment level, the new applicable investment level shall be included in the annual testing on the third anniversary of such position or salary change.

Sales and transfers of Company shares held by a covered officer will be restricted if he or she does not attain or maintain the applicable equity ownership investment level at the applicable time except (i) as necessary to exercise a stock option, (ii) as necessary to pay taxes associated with the sale or vesting of equity awards or (iii) with the prior written approval of the Compensation Committee, in its sole discretion. Shares of Company Common Stock that are directly or indirectly owned by the officer or owned through a trust, and unvested restricted shares, will count toward attaining and maintaining the applicable equity ownership level, while unvested and unexercised stock options, stock appreciation rights and unearned performance-based awards will not. The shares of Common Stock counted toward attaining and maintaining the applicable stock ownership level will be valued at the average of the closing price per share of Common Stock reported on the NYSE for each trading day in the 90-calendar-day period immediately preceding the stock ownership determination date.

Each of the CEO and other covered NEOs met the applicable equity ownership level for 2025 as of the close of business on the Record Date. Mr. Keating’s role is not subject to the Executive Officer Equity Ownership Policy, and he is, therefore, excluded from the chart below.

The following chart illustrates the (i) equity ownership levels in the Company actually held and required to be held by our CEO and (ii) average equity ownership level actually held by our NEOs (not including Mr. Keating, who is not subject to the Executive Stock Ownership Policy) other than our CEO as a group and required to be held by each such other NEO, in each case valued at $171.89 per share (which was the average of the closing price per share of our Common Stock reported on the NYSE for each trading day in the 90-calendar-day period immediately preceding and including the Record Date):

Executive Officer Stock Ownership Levels

*	For purposes of the above chart, “M” = millions.
Policy on Inside Information and Insider Trading
The Company has adopted a Policy on Inside Information and Insider Trading (“Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of the Company’s securities by the Company, directors, officers and employees, as well as the Company itself. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. The Company files its Insider Trading Policy as an exhibit to its Annual Report on Form
10-K
filed with the SEC.
The Company’s Policy on Inside Information and Insider Trading prohibits our executive officers, non-employee
directors and employees from (i) purchasing, selling and trading in options (including publicly traded options), warrants, puts and calls or similar instruments relating to our securities, (ii) engaging in derivative securities transactions involving or relating to our securities, including hedging or monetization transactions, such as zero-cost
collars and forward sale contracts that allow a person to lock in a portion of the value of his or her shares, often in exchange for all or part of the potential for upside appreciation in the shares, (iii) pledging and short selling our securities, (iv) purchasing our securities on margin and (v) placing bets on the price movement of our securities, such as spread betting.
Compensation Recoupment (Clawback) Policy
The Company’s Compensation Recoupment (Clawback) Policy provides that in the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to the Company’s material non-compliance
with any financial reporting requirement under the federal securities laws (including any correction that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), the Company is authorized to recover from the CEO and other covered executive officers (including the other NEOs) the amount of incentive-based compensation that exceeds the amount that otherwise would have been received by any of them had such amount been determined based on the restated financial statements. Incentive compensation is defined as any compensation granted, earned or vested based in whole or in part on the Company’s attainment of a financial reporting measure that was received by a covered officer on or after October 2, 2023 and within the three completed fiscal years immediately preceding the date that the Company is required to prepare an accounting restatement pursuant to this policy.

Deductibility of NEO Compensation
Section 162(m) (“Code Section 162(m)”) of the U.S. Internal Revenue Code of 1986, as amended, limits the deductibility of compensation in excess of $1.0 million paid to a company’s chief executive officer and certain other individuals, including the NEOs. The Compensation Committee considers Code Section 162(m) when making compensation decisions, but other considerations, such as hiring qualified executive officers and providing our executive officers with competitive and adequate incentives to remain with and increase our business operations, financial performance and prospects, as well as rewarding extraordinary contributions, also significantly factor into the Compensation Committee’s decisions. As a result, the
Company
reserves the right to pay compensation that may not qualify for deduction under Code Section 162(m).
Timing of Equity Grants
The Compensation Committee is the administrator of our equity compensation plans and programs. The Compensation Committee makes annual equity grants to our NEOs in the form of stock-based awards, including time-based RSUs (to the CEO) or time-based RSAs (to other NEOs) and Performance RSUs (to all NEOs). Since 2017, the Compensation Committee has not granted stock options or SARs as equity compensation to NEOs. When granted, option awards have been made at an exercise price equal to or exceeding the fair market value per share of our Common Stock on the grant date and have a
10-year
term.
The Compensation Committee typically makes annual short-term and long-term incentive compensation pay decisions during the first quarter of the year to allow dissemination of our fourth-quarter and year-end
earnings announcements prior to the grant dates of such awards. In some cases, the Compensation Committee will grant awards that are contingent, with conditions precedent that may include commencement of employment or the execution and delivery of employment or other documents, or may authorize awards as of future grant dates. The equity awards to the NEOs are subject to contractual provisions governing the acceleration of vesting on specified events.
The Compensation Committee has not delegated its authority to make equity awards or prescribe the terms (including vesting terms) to our management. During 2025, the Compensation Committee did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Compensation-Related Risks
At the request and direction of the Compensation Committee and the Audit Committee, management conducted an assessment of risks associated with the Company’s compensation policies and practices for the year ended December 31, 2025. This assessment included the: (i) review of programs, plans, policies, procedures and practices relating to the components of executive officer and employee compensation; (ii) review of incentive-based equity and cash compensation; (iii) identification of compensation design features that could potentially encourage excessive or imprudent risk taking; (iv) identification of business risks that these features could potentially encourage; (v) consideration of the presence or absence of controls, oversight or other factors that mitigate potential risks; (vi) assessment of potential risks; and (vii) consideration of the potential for such risks to result in a material adverse effect on the Company and its subsidiaries taken as a whole. Based on the assessment and factors described above, the Company determined that the risks associated with its compensation policies and practices are not reasonably likely to result in a material adverse effect on the Company and its subsidiaries taken as a whole.

Other Compensation
Health and Welfare Benefits
We provide our NEOs with substantially the same benefits that we provide to employees generally, to promote NEO health and welfare, to facilitate their job performance and to tie their interests with those of the Company’s other employees. These benefits include medical, dental, vision, prescription drug and mental health insurance, and/or a health savings account, pre-tax
health and dependent care flexible spending accounts, parking and transportation reimbursement accounts, group life insurance, supplemental life insurance, accidental death and dismemberment insurance, short-term and long-term disability insurance coverage, and parental, family and medical leave.
Retirement Benefits
We do not maintain defined benefit pension plans. Retirement benefits to U.S. employees are currently provided through our 401(k) Plan. To align the interests of our NEOs with those of our employees, the NEOs are eligible to participate in our 401(k) Plan on the same basis as our general U.S. employee population and, like our employees, are eligible to receive employer matching benefits.
Termination Payments
We have entered into employment arrangements with our CEO and other NEOs that broadly provide for the parameters of their employment with the Company and entitle them to receive specified severance payments and benefits upon certain qualifying terminations of employment. Under the employment agreement with the CEO dated as of December 8, 2025 (the “CEO Employment Agreement”), in connection with a termination by the Company without “Cause” or termination by the CEO with “Good Reason” (each, as defined in the CEO Employment Agreement), subject to the execution of a release of claims (a “Release”), the CEO generally will be eligible to receive (i) pro rata cash AIP for the year of termination, (a) for the financial components of AIP, an amount determined based on the actual performance of operating financial performance metric(s) established for the year of termination (with no exercise of negative discretion), payable when such AIP is paid to other executives of the Company, plus (b) based on individual performance (if an applicable performance metric for the year of termination), in an amount determined based on the CEO’s individual performance AIP awarded and paid in the year prior to the year of termination, payable within two and one-half
months following the effective date of the CEO’s termination, (ii) a lump sum cash severance payment equal to two times (2.0x) the sum of the CEO’s base salary and target bonus, payable within 15 days of execution of a Release, and (iii) continued participation in the Company’s health and welfare plans at the same level of coverage in effect for active senior employees for a period of up to 18 months. The pro rata cash AIP component of the foregoing severance package described in clause (i) above is also payable in connection with a termination of the CEO as a result of the CEO’s “Disability” (as defined in the CEO Employment Agreement) and death. The foregoing severance opportunity is consistent with survey market data provided by the compensation advisor.
In connection with the 2023 LTIP equity award grant process, the Compensation Committee, in consultation with its outside compensation advisor, determined that it was appropriate to add new retirement vesting protections to the LTIP awards for our CEO with respect to LTIP awards granted to our CEO in 2023 and later years. “Retirement” has been defined in the LTIP equity award agreements to mean the CEO’s voluntary resignation of service with the Company for any reason on or after certain future dates as specified in the applicable LTIP award agreement where circumstances constituting grounds for the Company to terminate the CEO’s Service for Cause (as defined in the CEO Employment Agreement) do not exist. Under such awards, in the event of our CEO’s termination of employment due to retirement, unvested time-based RSUs will continue to vest and settle following the time of termination due to the CEO’s retirement in accordance with the original vesting schedule under the award agreement, subject to continued compliance with all applicable restrictive covenants. With respect to Performance RSUs granted to the CEO as LTIP in 2023 and later years, unearned and unvested Performance RSUs at the time of termination due to the CEO’s retirement prior to a Change in Control will remain outstanding and become vested (and settled) or forfeited based on the achievement of the applicable performance conditions upon the earlier to occur of the date of the original final determination for the achievement of the applicable performance conditions and a Change in Control, subject to continued compliance with all applicable restrictive covenants. If the termination of the CEO due to retirement occurs on or following a Change in Control, the unearned and unvested Performance RSUs will convert to a right to receive cash on the original final performance determination date, the date for determining achievement of the applicable performance goals will accelerate, and the cash value payable to the CEO will be determined by multiplying the (x) number of such cash units by (y) the closing price per share of Common Stock reported on the NYSE for the date of the consummation of such Change in Control. In order for the CEO to be eligible for the retirement vesting protection, the CEO must provide at least six months of advance written notice of his intended retirement date and must be available to assist in succession planning efforts during such notice period. See the section titled “Information About Our Executive Officers And Compensation — Employment Agreements And Termination And Change In Control Payments — Termination Payments — Termination And Change In Control Payment Amounts” beginning on page 101 of this Proxy Statement.

Under the employment letters with each of Mr. Linton and Mr. Lu, as amended from time to time (in each case, an “Officer Employment Letter,” and, collectively, the “Officer Employment Letters”), in connection with a termination by the Company without “Cause” or termination by such applicable executive officer with “Good Reason” (each as defined in the applicable Officer Employment Letter), subject to the execution of a Release, each such applicable executive officer generally will be entitled to one times (1.0x) base salary continuation for a period of 12 months following such termination, provided that such amount will be increased to one times (1.0x) the sum of (i) 12 months base salary, plus (ii) target bonus for the year of termination, if such applicable executive officer’s employment is terminated by the Company (or its successor) without Cause or by such applicable executive officer with Good Reason during the 18-month period following a “Change in Control” (as defined in the applicable shareholder approved equity compensation plan of the Company then in effect). In addition to the foregoing, each such applicable executive officer generally will be eligible to receive pro rata cash AIP for the year of termination consisting of: (i) for the financial components of AIP, an amount determined based on the actual performance of operating financial performance metric(s) established for the year of termination (with no exercise of negative discretion), payable when such AIP is paid to other executives of the Company plus (ii) for the individual component of AIP (if an applicable performance measure for the year of termination) an amount determined based on such applicable executive officer’s individual performance awarded and paid in the year prior to the year of termination, payable within two and one-half months following the effective date of such other executive officer’s termination. The severance package is also payable in connection with a termination of such applicable executive officer as a result of “Disability” (as defined in the applicable Officer Employment Letter) and death. Ms. Paul’s Offer of Employment Letter, as amended from time to time, contained the same foregoing provisions but was terminated on December 31, 2025 in connection with her transition to a senior advisory role. Mr. Keating is party to an employment letter with the Company pursuant to which, upon a termination without cause, he will be eligible to receive a lump sum cash payment equal to 12 months of base salary.

We believe that it is in the best interests of the Company to have these employment arrangements and provide for the termination protections described above as they tie the interests of the NEOs to those of the Company, secure the services of the NEOs and serve as a deterrent to an NEO voluntarily leaving the Company’s employ for no reason (other than for the CEO’s retirement). In addition, the employment arrangements serve as consideration for the agreements of the NEOs not to compete with the Company, not to solicit employees and clients of the Company, and not to use or disclose proprietary information of the Company. For more detail on the terms and conditions of the CEO Employment Agreement, the Officer Employment Arrangements and the offer letter with Mr. Keating and the potential values associated with the foregoing described severance packages, see the section titled “Information About Our Executive Officers And Compensation — Employment Agreements And Termination And Change In Control Payments — Employment Arrangements” beginning on page 99 of this Proxy Statement.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board of Directors (the “Board”) of FTI Consulting, Inc., a Maryland corporation (the “Company”), has reviewed and discussed the Compensation Discussion and Analysis section, to be included in the proxy statement relating to the annual meeting of shareholders of the Company on June 3, 2026 (the “Annual Meeting”), with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis section be included in this proxy statement relating to the Annual Meeting of the Company.

COMPENSATION COMMITTEE

Laureen E. Seeger, Chair

Elsy Boglioli

Claudio Costamagna

Eric T. Steigerwalt

April 21, 2026

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of our NEOs for the years ended December 31, 2025, December 31, 2024 and December 31, 2023, applying the SEC’s required disclosure rules. Footnotes (2), (3) and (6) to the table describe the vesting and performance conditions associated with the stock-based awards granted in 2025 that are reported in this table, none of which vested upon grant. Performance-based awards in this table are reported at target value. An NEO may not realize any value from an equity-based award, and any realized value upon the vesting, exercise or the end of the applicable performance period may be higher or lower than reported in this table, depending upon the price per share of our Common Stock on the vesting date or Company performance for the performance period, and such differences could be significant.

NAME AND PRINCIPAL POSITION	YEAR	SALARY (1)	BONUS (1) (7) (8)	STOCK AWARDS (2) (3)	OPTION AWARDS	NON-EQUITY INCENTIVE PLAN COMPENSATION (1) (4)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS	ALL OTHER COMPENSATION (1) (5)	TOTAL

	(a)	($) (b)	($) (c)	($) (d)	($) (e)	($) (f)	($) (g)	($) (h)	($) (i)
Steven H. Gunby (6)	2025	1,000,000	—	7,450,943	—	1,805,152	—	17,640	10,273,735
President and Chief	2024	1,000,000	—	6,618,627	—	1,353,863	—	17,388	8,989,878
Executive Officer	2023	1,000,000	—	6,499,708	—	1,856,224	—	16,632	9,372,564
Paul Linton	2025	700,000	700,000	1,874,745	—	1,057,533	—	17,640	4,349,918
Chief Strategy and	2024	700,000	—	874,811	—	799,225	—	17,388	2,391,424
Transformation Officer and Interim Chief Financial Officer	2023	700,000	—	699,873	—	886,654	—	16,632	2,303,159
Ajay Sabherwal	2025	490,805	—	—	—	—	—	17,640	508,445
Former Chief Financial	2024	700,000	—	874,811	—	799,225	—	17,388	2,391,424
Officer	2023	700,000	—	699,873	—	886,654	—	16,632	2,303,159
Curtis P. Lu	2025	700,000	—	2,874,667	—	1,057,533	—	17,640	4,649,840
General Counsel	2024	700,000	—	874,811	—	872,142	—	17,388	2,464,341
	2023	700,000	—	699,873	—	886,654	—	16,632	2,303,159
Holly Paul	2025	350,000	—	437,246	—	528,767	—	17,640	1,333,653
Chief Human	2024	560,000	—	699,808	—	639,380	—	17,388	1,916,576
Resources Officer	2023	700,000	—	699,873	—	886,654	—	16,632	2,303,159
Brendan J. Keating	2025	511,322	277,500	49,865	—	—	—	17,640	856,327
Chief Accounting	2024	—	—	—	—	—	—	—	—
Officer	2023	—	—	—	—	—	—	—	—

(1)	All cash compensation is presented in Columns (b), (c), (f) and (h).

(2)

The aggregate grant date fair market values of the time-based RSUs (to our CEO) and time-based RSAs (to our other participating NEOs) reported in Column (d) as 2025 LTIP or, in the case of Mr. Keating, time-based RSUs, have been computed in accordance with FASB Topic 718, Compensation — Stock Compensation. For a discussion of the assumptions and methodologies used to value the time-based RSUs and time-based RSAs, see “Part II, Item 8, Financial Statements and Supplementary Data — Notes to Consolidated Financial Statements — Note 1 — Description of Business and Summary of Significant Accounting Policies — Share-Based Compensation” and “Part II, Item 8, Financial Statements and Supplementary Data — Notes to Consolidated Financial Statements — Note 7 — Share-Based Compensation” of the Company’s 2025 Form 10-K. All time-based RSUs and time-based RSAs awarded as 2025 LTIP are subject to time-based pro rata annual vesting over three years beginning with the first anniversary of the grant date. Mr. Keating’s RSU and PSU awards vest over two years beginning with the first anniversary of the grant date. Mr. Linton and Mr. Lu additionally received a $1,000,000 and $2,000,000 discretionary restricted stock award, respectively, on December 19, 2025, that vest on a pro rata basis in four years, such that all unvested RSAs will be fully vested as of December 19, 2029. For additional information, see the section of this Proxy Statement captioned “Information About Our Executive Officers And Compensation — Equity Compensation Plans— Grants Of Plan-Based Awards For Fiscal Year Ended December 31, 2025” beginning on page 88 of this Proxy Statement. The following table sets forth the grant date dollar values of the time-based RSUs and time-based RSAs granted in 2025:

NAME	TIME-BASED AWARDS
Steven H. Gunby	$2,333,189
Paul Linton	$1,349,901
Ajay Sabherwal	$349,978
Curtis P. Lu	$2,349,823
Holly Paul	$174,904
Brendan J. Keating	$24,962

(3)

The Performance RSUs reported in Column (d) for 2025 include the target aggregate values of the Performance RSUs awarded to each NEO in 2025, based upon the probable outcome of the performance condition based on FTI Consulting’s Relative TSR, consistent with the estimate of aggregate compensation costs to be recognized over the service period, excluding the effect of estimated forfeitures. Performance RSUs awarded as 2025 LTIP measure performance based on Relative TSR over three years from January 1, 2025 through December 31, 2027 for all NEOs, except for Mr. Keating, whose awards measure performance based on Relative TSR over two years beginning January 1, 2025. The fair value per unit of the Performance RSUs has been calculated using a Monte Carlo simulation method in accordance with FASB Topic 718 for equity awards with market-based conditions, which assesses probabilities of various outcomes of the performance market condition(s). The NEOs’ Performance RSUs have been valued using the grant date fair market value of $169.81 per share (the closing price per share reported on the NYSE for the grant date of March 5, 2025) as one of the initial inputs. The resulting fair value per Performance RSU granted to (i) our CEO was $156.57, (ii) Messrs. Linton, Sabherwal and Lu and Ms. Paul was $160.65, and (iii) Mr. Keating was $148.23. These values were used to calculate the number of Performance RSUs awarded to our CEO and other NEOs, respectively. For a discussion of the assumptions and methodologies used to value such awards, see “Part II, Item 8, Financial Statements and Supplementary Data — Notes to Consolidated Financial Statements — Note 1 — Description of Business and Summary of Significant Accounting Policies — Share-Based Compensation” and “Part II, Item 8, Financial Statements and Supplementary Data — Notes to Consolidated Financial Statements — Note 7 — Share-Based Compensation” of the Company’s 2025 Form 10-K. For additional information, see the section of this Proxy Statement captioned “Information About Our Executive Officers And Compensation — Equity Compensation Plans — Grants Of Plan-Based Awards For Fiscal Year Ended December 31, 2025” beginning on page 88 of this Proxy Statement.

The following table sets forth the Performance RSUs granted to our CEO and other NEOs at target and maximum grant date dollar values:

NAME	TARGET PERFORMANCE RSU VALUES	MAXIMUM PERFORMANCE RSU VALUES
Steven H. Gunby	$4,666,569	$6,999,775
Paul Linton	$524,844	$787,185
Ajay Sabherwal	$524,844	$787,185
Curtis P. Lu	$524,844	$787,185
Holly Paul	$262,342	$393,432
Brendan J. Keating	$24,903	$37,354

(4)	The “Non-Equity Incentive Plan Compensation” reported in Column (f) includes the cash incentive compensation awarded in 2026 as 2025 AIP.

(5)

“All Other Compensation” in Column (h) consists solely of matching contributions provided to the NEOs under the Company’s 401(k) Plan and excludes other benefits provided to the NEOs on the same basis provided to all full-time U.S. employees. No NEO received perquisites aggregating more than $10,000 in 2025.

(6)

Column (d) includes the portion of AIP for the year ended December 31, 2024 (“2024 AIP”) that was paid to our CEO in 2025 through the award of 2,657 shares of restricted stock with a grant date fair value of $451,185 (based on the closing price per share of Common Stock of $169.81 reported on the NYSE for the grant date of March 5, 2025), which vested in full on March 6, 2026. It excludes the award of 25% of 2025 AIP paid to our CEO in 2026 through the award of 3,695 shares of restricted stock with a grant date fair value of $601,718, based on the closing price per share of Common Stock of $162.84 reported on the NYSE for the grant date of March 11, 2026, which will vest on the first anniversary of the date of grant and will be reported as compensation in Column (d) of the Summary Compensation Table for the year ending December 31, 2026.

(7)

Mr. Linton received a $700,000 cash bonus awarded on December 19, 2025, which is subject to repayment if Mr. Linton resigns his employment for any reason (other than death or disability) or is terminated for cause before the second anniversary of the payment date. For additional information, see the section of this Proxy Statement captioned “Compensation Discussion and Analysis — 2025 Executive Compensation Program — 2025 Discretionary Awards “ beginning on page 78 of this Proxy Statement.

(8)	Mr. Keating received a $277,500 discretionary bonus for his performance in 2025.

EQUITY COMPENSATION PLANS

Grants of Plan-Based Awards for Fiscal Year Ended December 31, 2025

The following table provides information on (i) performance-based cash awards granted as 2025 AIP and (ii) equity-based awards granted in 2025. There can be no assurance that the grant date fair market value of these awards will ever be realized.

NAME	GRANT DATE	COMPENSA- TION COMMITTEE APPROVAL DATE	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS (1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS (2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR STOCK UNITS	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDER- LYING OPTIONS	EXERCISE OR BASE PRICE OF OPTION AWARDS	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS (3)

	(a)	(b)	THRESHOLD ($) (c)	TARGET ($) (d)	MAXIMUM ($) (e)	THRESHOLD (#) (f)	TARGET (#) (g)	MAXIMUM (#) (h)	(#) (i)	(#) (j)	($/Sh) (k)	($) (l)

Steven H. Gunby	2/17/25	2/17/25	1,000,000	2,000,000	3,000,000	—	—	—	—	—	—	—
	3/5/25	2/17/25	—	—	—	—	—	—	2,657	—	—	451,185
	3/5/25	2/17/25	—	—	—	14,902	29,805	44,707	—	—	—	4,666,569
	3/5/25	2/17/25	—	—	—	—	—	—	13,740	—	—	2,333,189

Paul Linton	2/17/25	2/17/25	437,500	875,000	1,312,500	—	—	—	—	—	—	—
	3/5/25	2/17/25	—	—	—	1,633	3,267	4,900	—	—	—	524,844
	3/5/25	2/17/25	—	—	—	—	—	—	2,061	—	—	349,978
	12/19/25	12/19/25	—	—	—	—	—	—	5,664(4)	—	—	999,923

Ajay Sabherwal	2/17/25	2/17/25	437,500	875,000	1,312,500	—	—	—	—	—	—	—
	3/5/25	2/17/25	—	—	—	1,633	3,267	4,900	—	—	—	524,844
	3/5/25	2/17/25	—	—	—	—	—	—	2,061	—	—	349,978

Curtis P. Lu	2/17/25	2/17/25	437,500	875,000	1,312,500	—	—	—	—	—	—	—
	3/5/25	2/17/25	—	—	—	1,633	3,267	4,900	—	—	—	524,844
	3/5/25	2/17/25	—	—	—	—	—	—	2,061	—	—	349,978
	12/19/25	12/19/25	—	—	—	—	—	—	11,328(4)	—	—	1,999,845

Holly Paul	2/17/25	2/17/25	218,750	437,500	656,250	—	—	—	—	—	—	—
	3/5/25	2/17/25	—	—	—	816	1,633	2,449	—	—	—	262,342
	3/5/25	2/17/25	—	—	—	—	—	—	1,030	—	—	174,904

Brendan J. Keating	3/5/25	2/17/25	—	—	—	84	168	252	—	—	—	24,903
	3/5/25	2/17/25	—	—	—	—	—	—	147	—	—	24,962

(1)

2025 AIP payments were based on (i) Adjusted EPS results of $8.83, as reported in the Company’s 2025 Form 10-K, (ii) Adjusted EBITDA results of $463.6 million and (iii) the individual performance of our CEO and our

CFO, CSTO, GC and CHRO. Based on the above financial and individual performance results, aggregate 2025 AIP to our CEO and each of the other participating NEOs was as follows:

NAME	TOTAL (i)
Steven H. Gunby	$2,406,870
Paul Linton	1,057,533
Ajay Sabherwal	—
Curtis P. Lu	1,057,533
Holly Paul	528,767
Brendan J. Keating	N/A

(i)

2025 AIP for the CEO was paid 75% in cash and 25% through the award of 3,695 shares of restricted stock with a grant date fair value of approximately $601,718 based on the closing price per share of Common Stock of $162.84 reported on the NYSE for the grant date of March 11, 2026, which will vest on the first anniversary of the date of grant and will be reported as compensation in the Summary Compensation Table for the year ending December 31, 2026. 2025 AIP for the other participating NEOs was paid 100% in cash.

(2)

Columns (f), (g) and (h) include the number of the Performance RSUs awarded to our CEO and other NEOs in 2025 based upon the threshold, target and maximum outcomes of the performance condition based on Relative TSR, consistent with the estimate of aggregate compensation costs to be recognized over the service period, excluding the effect of estimated forfeitures. Performance RSUs awarded as 2025 LTIP measure performance based on Relative TSR over three years beginning January 1, 2025 and ending December 31, 2027, except for Mr. Keating, whose awards measure performance based on Relative TSR over two years beginning January 1, 2025. The fair value per unit of all Performance RSUs has been calculated using a Monte Carlo simulation method in accordance with FASB Topic 718 for equity awards with market-based conditions. The NEOs’ Performance RSUs have been valued using the grant date fair market value of $169.81 (the closing price per share reported on the NYSE for the grant date of March 5, 2025) as one of the initial inputs. The resulting fair values per Performance RSU granted to (i) our CEO was $156.57, (ii) Messrs. Linton, Sabherwal and Lu and Ms. Paul was $160.65 and (iii) Mr. Keating was $148.23. These values were used to calculate the number of Performance RSUs awarded to our CEO and other NEOs, respectively, in 2025.

(3)

Column (l) reports the aggregate grant date fair values of the Performance RSUs as described above and the time-based RSUs awarded to our CEO and Chief Accounting Officer and time-based RSAs awarded to the other NEOs in 2025 in accordance with FASB Topic 718. Column (l) also reports the grant date fair values of time-based RSAs awarded to Mr. Linton and Mr. Lu, who received a $1,000,000 and $2,000,000 discretionary restricted stock award, respectively, on December 19, 2025, that vest on a pro rata basis in four years, such that all unvested RSAs will be fully vested as of December 19, 2029. For a discussion of the assumptions and methodologies used to value these awards, see the discussion of stock awards contained in “Part II, Item 8, Financial Statements and Supplementary Data — Notes to Consolidated Financial Statements — Note 1 — Description of Business and Summary of Significant Accounting Policies — Share-Based Compensation” and “Part II, Item 8, Financial Statements and Supplementary Data — Notes to Consolidated Financial Statements — Note 7 — Share-Based Compensation” of the Company’s 2025 Form 10-K.

(4)

The Compensation Committee awarded Mr. Linton and Mr. Lu discretionary equity awards in December 2025 in recognition of each’s tenure and significant contributions in 2025. For additional information, see the section of this Proxy Statement captioned “Compensation Discussion and Analysis — 2025 Executive Compensation Program — 2025 Discretionary Awards “ beginning on page 78 of this Proxy Statement.

Outstanding Equity Awards at Fiscal Year End

The following table shows the number of shares covered or used as references for (i) exercisable and unexercisable stock options, (ii) unvested RSUs, RSAs and Performance RSUs, (iii) full-value cash units and (iv) cash-based performance units, if held by our NEOs on December 31, 2025:

NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS	OPTION EXERCISE PRICE	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (1)

	(#) EXERCISABLE (a)	(#) UNEXERCISABLE (b)	(#) (c)	($/Sh) (d)	(e)	(#) (f)	($) (g)	(#) (h)	($) (i)
Steven H. Gunby	2,477 (2)	—	—	40.36	3/6/2027	0	—	—	—
	—	—	—	—	—	3,690 (3)	630,363	—	—
	—	—	—	—	—	12,197 (10)	2,083,614	—	—
	—	—	—	—	—	2,657 (5)	453,895	—	—
	—	—	—	—	—	6,457 (6)	1,103,049	—	—
	—	—	—	—	—	—	—	20,041 (11)	3,423,604
	—	—	—	—	—	13,740 (8)	2,347,204	—	—
	—	—	—	—	—	—	—	29,805 (12)	5,091,588
Paul Linton	10,855 (2)	—	—	40.36	3/6/2027	—	—	—	—
	—	—	—	—	—	517 (4)	88,319	—	—
	—	—	—	—	—	1,303 (10)	222,591	—	—
	—	—	—	—	—	1,130 (7)	193,038	—	—
	—	—	—	—	—	—	—	2,559 (11)	437,154
	—	—	—	—	—	2,061 (9)	352,081	—	—
	—	—	—	—	—	—	—	3,267 (12)	558,102
	—	—	—	—	—	5,664 (13)	967,581	—	—
Curtis P. Lu	8,710 (2)	—	—	40.36	3/6/2027	—	—	—	—
	—	—	—	—	—	517 (4)	88,319	—	—
	—	—	—	—	—	1,303 (10)	222,591	—	—
	—	—	—	—	—	1,130 (7)	193,038	—	—
	—	—	—	—	—	—	—	2,559 (11)	437,154
	—	—	—	—	—	2,061 (9)	352,081	—	—
	—	—	—	—	—	—	—	3,267 (12)	558,102
	—	—	—	—	—	11,328 (13)	1,935,162	—	—

NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS	OPTION EXERCISE PRICE	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (1)

	(#) EXERCISABLE (a)	(#) UNEXERCISABLE (b)	(#) (c)	($/Sh) (d)	(e)	(#) (f)	($) (g)	(#) (h)	($) (i)
Holly Paul	—	—	—	—	—	517 (4)	88,319	—	—
	—	—	—	—	—	1,303 (10)	222,591	—	—
	—	—	—	—	—	904 (7)	154,430	—	—
	—	—	—	—	—	—	—	2,047 (11)	349,689
	—	—	—	—	—	1,030 (9)	175,955	—	—
	—	—	—	—	—	—	—	1,633 (12)	278,965
Brendan J. Keating	—	—	—	—	—	60 (14)	10,250	—	—
	—	—	—	—	—	2,324 (15)	397,009	—	—
	—	—	—	—	—	147 (16)	25,112	—	—
	—	—	—	—	—	—	—	168 (17)	28,699

(1)

All cash values in Columns (g) and (i) have been computed by multiplying $170.83 (the closing price per share of Common Stock reported by the NYSE for December 31, 2025) by the number of RSAs or RSUs that have not yet vested.

(2)	Represents option shares that may be acquired upon exercise of the vested and exercisable stock options granted on March 6, 2017, which became fully vested and exercisable as of March 6, 2020.

(3)	Represents the unvested time-based RSUs granted on March 8, 2023, which became fully vested on March 8, 2026.

(4)	Represents the unvested time-based RSAs granted on March 8, 2023, which vested one-third annually on the anniversary of the award and became fully vested on March 8, 2026.

(5)	Represents the unvested time-based RSAs granted on March 5, 2025, which became fully vested on March 5, 2026.

(6)	Represents the unvested time-based RSUs granted on March 6, 2024, which vest ratably over three years on the anniversary of the award.

(7)	Represents the unvested time-based RSAs granted on March 6, 2024, which vest ratably over three years on the anniversary of the award.

(8)	Represents the unvested time-based RSUs granted on March 5, 2025, which vest ratably over three years on the anniversary of the award.

(9)	Represents the unvested time-based RSAs granted on March 5, 2025, which vest ratable over three years on the anniversary of the award.

(10)

Represents the target number of unearned Performance RSUs granted on March 8, 2023, which are subject to performance conditions based on Relative TSR for the three-year performance measurement period beginning

January 1, 2023 and ended December 31, 2025. The following table sets forth the number of shares of Common Stock on account of the Performance RSUs that were issued to Mr. Gunby, Mr. Linton, Mr. Lu and Ms. Paul on February 23, 2026:

NAME	SHARES OF COMMON STOCK ISSUED ON ACCOUNT OF PERFORMANCE RSUS AWARDED ON ACCOUNT OF 2023 LTIP
Steven H. Gunby	12,197
Paul Linton	1,303
Curtis P. Lu	1,303
Holly Paul	1,303

(11)

Represents the target number of unearned Performance RSUs granted on March 6, 2024, which are subject to performance conditions based on Relative TSR for the three-year performance measurement period beginning January 1, 2024 and ending December 31, 2026. The following table sets forth the maximum number of Performance RSUs awarded to Mr. Gunby, Mr. Linton, Mr. Lu and Ms. Paul on March 6, 2024:

NAME	MAXIMUM NUMBER OF PERFORMANCE RSUS
Steven H. Gunby	30,061
Paul Linton	3,839
Curtis P. Lu	3,839
Holly Paul	3,071

(12)

Represents the target number of unearned Performance RSUs granted on March 5, 2025, which are subject to performance conditions based on Relative TSR for the three-year performance measurement period beginning January 1, 2025 and ending December 31, 2027. The following table sets forth the maximum number of Performance RSUs awarded to Mr. Gunby, Mr. Linton, Mr. Lu and Ms. Paul on March 5, 2025:

NAME	MAXIMUM NUMBER OF PERFORMANCE RSUS
Steven H. Gunby	44,707
Paul Linton	4,900
Curtis P. Lu	4,900
Holly Paul	2,449

(13)	Represents the unvested time-based RSAs granted on December 19, 2025, which vest ratably over four years on the anniversary of the award.

(14)	Represents the unvested time-based RSUs granted on March 6, 2024, which vested ratably over two years annually on the anniversary of the award and became fully vested on March 6, 2026.

(15)	Represents the unvested time-based RSUs granted on March 6, 2024, which vest ratably over five years on the anniversary of the award.

(16)	Represents the unvested time-based RSUs granted on March 5, 2025, which vested ratably over two years annually on the anniversary of the award.

(17)

Represents the target number of unearned Performance RSUs granted on March 5, 2025, which are subject to performance conditions based on Relative TSR for the two-year performance measurement period beginning January 1, 2025 and ending December 31, 2026. The maximum number of Performance RSUs awarded to Mr. Keating was 252.

Option Exercises and Stock Vested

The following table shows the number of shares of our Common Stock acquired during the fiscal year ended December 31, 2025 upon the exercise of stock options and the vesting of restricted stock awards. The Company did not make any grants of stock options during the fiscal year ended December 31, 2025, and, therefore, there is nothing to report pursuant to Item 402(x) of Regulation S-K.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE (1) ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUES REALIZED ON VESTING (2) ($)
	(a)	(b)	(c)	(d)
Steven H. Gunby
Options	2,912	386,481	—	—
Stock	—	—	45,781	8,322,406
Paul Linton
Options	14,858	1,912,008	—	—
Stock	—	—	5,194	942,925
Ajay Sabherwal
Options	13,065	1,627,971	—	—
Stock	—	—	5,194	942,925
Curtis P. Lu
Options	4,953	615,529	—	—
Stock	—	—	5,194	942,925
Holly Paul
Options	—	—	—	—
Stock	—	—	5,081	923,857
Brendan J. Keating
Options	—	—	—	—
Stock	—	—	642	108,338

(1)

The value realized upon the exercise of stock options is computed by multiplying (a) the difference between (i) the market price of the underlying shares of Common Stock at the exercise date and (ii) the exercise price of the options by (b) the number of shares for which the options were exercised.

(2)

The value realized on vesting of restricted stock is computed by multiplying (a) the market value of the shares of Common Stock at the applicable vesting date by (b) the number of restricted shares that vested on that date.

PAY VERSUS PERFORMANCE DISCLOSURE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following disclosure of “compensation actually paid” (“CAP”), as calculated in accordance with SEC rules, to our NEOs and certain Company performance measures for the fiscal years listed below. For information regarding the Company’s pay-for-performance
philosophy and how the Company aligns executive pay with performance, refer to our CD&A beginning on

.
Pay versus Performance Disclosure Table

YEAR	CEO COMPENSATION		AVERAGE OTHER NEO COMPENSATION		VALUE OF INITIAL $100 INVESTMENT BASED ON:
	AS DISCLOSED IN SUMMARY COMPENSATION TABLE (1)	COMPENSATION ACTUALLY PAID (2)	AS DISCLOSED IN SUMMARY COMPENSATION TABLE (3)	COMPENSATION ACTUALLY PAID (4)	TOTAL SHAREHOLDER RETURN	PEER GROUP TOTAL SHAREHOLDER RETURN (5)	NET INCOME ($000)	ADJUSTED EPS (6)
	($) (a)	($) (b)	($) (c)	($) (d)	($) (e)	($) (f)	($) (g)	($) (h)
2025	10,273,735	5,948,143	2,339,636	2,000,747	152.91	171.02	270,871	8.83
2024	8,989,878	6,205,682	2,290,941	2,018,574	171.08	163.66	280,088	7.99
2023	9,372,564	14,812,253	2,301,899	2,918,345	178.26	131.53	274,892	7.71
2022	9,135,687	12,370,328	2,115,869	2,489,268	142.14	113.00	235,514	6.77
2021	7,910,637	13,643,454	1,976,730	2,692,363	137.33	133.24	234,966	6.76

(1)	The dollar amounts reported in Column (a) are the amounts reported for our CEO in the “Total” compensation column of the Summary Compensation Table in the applicable year.

(2)
The dollar amounts reported in Column (b) represent the amount of CAP for Mr. Gunby, computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Gunby during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to Mr. Gunby’s total compensation for each year to determine the compensation actually paid:

ADJUSTMENTS TO DETERMINE COMPENSATION ACTUALLY PAID		2025	2024	2023	2022	2021
	Amounts reported under the “Total” Compensation column in the Summary Compensation Table in (i) this Proxy Statement beginning on page 85 for the years ended December 31, 2024, December 31, 2023 and December 31, 2022 and (ii) the Proxy Statement for the 2024 Annual Meeting for the years ended December 31, 2021 and December 31, 2020.	10,273,735	8,989,878	9,372,564	9,135,687	7,910,637
-	Amounts Reported under the “Stock Awards” column in the Summary Compensation Table in (i) this Proxy Statement beginning on page 85 for the years ended December 31, 2024, December 31, 2023 and December 31, 2022 and (ii) the Proxy Statement for the 2024 Annual Meeting for the years ended December 31, 2021 and December 31, 2020.	(7,450,943)	(6,618,627)	(6,499,708)	(6,620,594)	(5,033,629)

ADJUSTMENTS TO DETERMINE COMPENSATION ACTUALLY PAID		2025	2024	2023	2022	2021
+	Fair Value of Awards Granted during Year That Remain Unvested as of Year End	6,830,437	5,277,358	7,129,515	7,663,022	5,905,812
+/-	Change in Fair Value from Prior Year End to Current Year End of Awards Granted Prior to Year That Were Outstanding and Unvested as of Year End	(3,297,401)	(1,365,073)	4,275,769	2,882,415	4,690,574
+/-	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted Prior to Year That Vested during Year	(407,685)	(77,855)	534,113	(690,202)	170,060
	Compensation Actually Paid to CEO	5,948,143	6,205,682	14,812,253	12,370,328	13,643,454

(3)
The dollar amounts reported in column (c) represent the average of the amounts reported for the other NEOs in the “Total” compensation column of the Summary Compensation Table in the applicable year. The names of the NEOs included for purposes of calculating the average amounts in 2025 are Paul Linton, Ajay Sabherwal, Curtis P. Lu, Holly Paul, and Brendan J. Keating, and in each prior year are Ajay Sabherwal, Paul Linton, Curtis P. Lu and Holly Paul.

(4)
The dollar amounts reported in column (d) represent the average amount of CAP for the other NEOs as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the other NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to average total compensation for the other NEOs for each year to determine the compensation actually paid, using the same methodology described above in footnote (2):

ADJUSTMENTS TO DETERMINE COMPENSATION ACTUALLY PAID		2025	2024	2023	2022	2021
	Amounts reported under the “Total” Compensation” column in the Summary Compensation Table in (i) this Proxy Statement beginning on page 85 for the years ended December 31, 2025, December 31, 2024 and December 31, 2023 and (ii) the Proxy Statement for the 2024 Annual Meeting for the years ended December 31, 2022 and December 31, 2021.	2,339,636	2,290,941	2,301,899	2,115,869	1,976,730
-	Amounts Reported under the “Stock Awards” column in the Summary Compensation Table in (i) this Proxy Statement beginning on page 85 for the years ended December 31, 2025, December 31, 2024 and December 31, 2023 and (ii) the Proxy Statement for the 2024 Annual Meeting for the years ended December 31, 2022 and December 31, 2021.	(1,047,305)	(831,060)	(699,873)	(699,909)	(599,931)
+	Fair Value of Awards Granted during Year That Remain Unvested as of Year End	996,546	667,826	768,297	810,334	711,265
+/-	Change in Fair Value from Prior Year End to Current Year End of Awards Granted Prior to Year That were Outstanding and Unvested as of Year End	(248,302)	(100,159)	483,809	347,295	588,801

ADJUSTMENTS TO DETERMINE COMPENSATION ACTUALLY PAID		2025	2024	2023	2022	2021
+/-	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted Prior to Year That Vested during Year	(39,828)	(8,974)	64,214	(84,321)	15,498
	Compensation Actually Paid to Other NEOs	2,000,747	2,018,574	2,918,345	2,489,268	2,692,363

(5)	The peer group used to calculate the peer group TSR disclosed in column (f) is the Peer Group discussed in the CD&A.

(6)
Executive compensation decisions for 2021 were informed by reference to a different peer group. Three companies — Eaton Vance Corp., Legg Mason, Inc. and Navigant Consulting, Inc. — included in the previous peer group were acquired and no longer qualified for inclusion in the 2021 Peer Group. Pearl Meyer recommended and the Compensation Committee approved the following additional changes for purposes of the Peer Group discussed in the CD&A:

Removed	Added
Greenhill & Co.	Booz Allen Hamilton Holding Corporation
Oppenheimer Holdings, Inc.	Exponent, Inc.
Piper Sandler Companies	ICF International
Jefferies Financial Group, Inc.
LPL Financial Holdings, Inc.

(7)
The TSR of the prior peer group, based on the same $100 initial investment as in columns (e) and (f) was $132.72 for 2021. We have determined that Adjusted EPS is the financial performance measure that, in our assessment, represents the most important performance measure not otherwise required to be disclosed in the table that is used to link CAP for our NEOs for the most recently completed fiscal year to Company performance.

Most Important Company Performance Measures
Adjusted EPS (8)
Adjusted EBITDA (8)
Total Shareholder Return

(8)
See
Appendix A
for the definitions of Adjusted EPS and Adjusted EBITDA and other non-GAAP
financial measures used for financial reporting purposes referred to in this CD&A and the reconciliations of non-GAAP
financial measures to the most directly comparable GAAP financial measures, as well as the reasons management believes these non-GAAP
financial measures provide useful information to investors. The Compensation Committee did not further adjust the Adjusted EPS financial performance metric defined in
Appendix A
to determine 2025 AIP. See the section of this CD&A titled “— 2025 Pay Outco mes — 2025 Annual Incentive Pay — Financial Metrics” beginning on

and
Appendix B
for the definitions of the
non-GAAP
financial measures for determining 2025 AIP of our NEOs and the reconciliations of such non-GAAP
financial measures to the most directly comparable GAAP financial measures.

The following chart provides a graphical representation of the CAP to our CEO and the other NEOs compared with the Company’s five-year cumulative TSR, as well as the five-year cumulative TSR of our 2021 Peer Group.

The following chart provides a graphical representation of the CAP to our CEO and other NEOs compared with net income.

The
following chart provides a graphical representation of the CAP to our CEO and the other NEOs compared with Adjusted EPS.

(1)
See
Appendix A
for the definitions of Adjusted EPS used for financial reporting purposes referred to in this CD&A and the reconciliations of non-GAAP
financial measures to the most directly comparable GAAP financial measures, as well as the reasons management believes these non-GAAP
financial measures provide useful information to investors. The Compensation Committee did not further adjust the Adjusted EPS financial performance metric defined in
Appendix A
to determine 2025 AIP. See the section of this CD&A titled “— 202
5 Pay Outcomes — 2025 Annual Incentive Pay — Financial Metrics” beginning on

and
Appendix B
for the definitions of the
non-GAAP
financial measures for determining 2025 AIP of our NEOs and the reconciliations of such non-GAAP
financial measures to the most directly comparable GAAP financial measures.

EMPLOYMENT AGREEMENTS AND TERMINATION AND CHANGE IN CONTROL PAYMENTS

Employment Arrangements

Steven H. Gunby. The Company and Steven H. Gunby are parties to the CEO Employment Agreement, which currently expires on June 6, 2029, subject to automatic renewal for successive one-year terms unless Mr. Gunby’s employment has been otherwise terminated or Mr. Gunby or the Company provides 120 days’ or 90 days’, respectively, prior written notice of non-renewal. The CEO Employment Agreement provides for payments upon certain termination events, subject to the execution of a release of claims (a “Release”), due to termination by the Company with and without “Cause,” termination by Mr. Gunby with and without “Good Reason,” or “Disability” (each, as defined in the CEO Employment Agreement) or death. The award agreements for LTIP equity awards granted for 2023 and later years provide for vesting upon retirement of the CEO. See the section titled “Information About Our Executive Officers And Compensation — Compensation Discussion And Analysis — Other Compensation — Termination Payments” beginning on page 82 of this Proxy Statement for additional information regarding payments to our CEO on certain termination events. The CEO Employment Agreement also provides that the CEO’s AIP threshold bonus opportunity will be not less than 75% and not more than 100% of base salary, AIP target bonus opportunity will be not less than 150% and not more than 200% of base salary, and AIP maximum bonus opportunity will be not less than 225% and not more than 300% of base salary. The CEO Employment Agreement includes provisions that provide for restrictions on competition for a period of 18 months following the last day of employment. During that period, the CEO Employment Agreement also provides that Mr. Gunby not (i) solicit any entity or person that has been a client, customer, employee, contractor or vendor of the Company to terminate its relationship with the Company or (ii) interfere with any relationship of the Company. Mr. Gunby also agrees not to use or disclose confidential or proprietary information of the Company in violation of the CEO Employment Agreement.

Paul Linton and Curtis P. Lu. The Company entered into Officer Employment Letters with Mr. Linton and Mr. Lu. The Officer Employment Letters provide for at-will employment, subject to certain terms relating to each officer’s applicable base salary, sign-on bonus, bonus opportunities and severance, and bonus protection upon certain termination events. The Officer Employment Letters provide for payments upon certain termination events, subject to the execution of a Release, due to termination by the Company without “Cause,” termination by the applicable executive officer with “Good Reason,” or “Disability” (each, as defined in the applicable Officer Employment Letter) or death, or within 18 months following a “Change in Control” (as defined in the shareholder-approved equity compensation plan then in effect). See the section titled “Information About Our Executive Officers And Compensation — Compensation Discussion And Analysis — Other Compensation — Termination Payments” beginning on page 82 of this Proxy Statement for additional information regarding payments to these NEOs on certain termination events. The Officer Employment Letters provide that the executive officers will not solicit any entity or person that has been a client, customer, employee, contractor or vendor of the Company to terminate its relationship with the Company for a period of 12 months following the last day of the employment period. The executive officer also agrees not to use or disclose confidential or proprietary information of the Company in violation of his or her Officer Employment Letter. Ms. Paul’s Offer of Employment Letter, as amended from time to time, contained the same foregoing provisions, but was terminated on December 31, 2025 in connection with her transition to a senior advisory role.

Brendan J. Keating. The Company entered into an Offer Letter with Mr. Keating. The Offer Letter provides for at-will employment and payment of 12 months of base salary in the event of termination by the Company without “Cause.”

No Single Trigger Vesting of Equity Awards on a Change in Control

Equity awards granted on or after June 3, 2015 are not subject to automatic “single trigger” vesting acceleration upon a Change in Control. If within two years following a change in control, an NEO’s service with the Company or any of its affiliates is involuntarily terminated by the Company or any of its affiliates for any reason other than Cause or as a result of Disability or death, or pursuant to an NEO’s Good Reason termination right (which terms have the meanings assigned to them in the applicable NEO’s employment arrangements or the applicable equity award agreement), all outstanding equity awards granted to such NEO that have not theretofore vested shall immediately vest and become exercisable, and all restrictions on such equity awards shall immediately lapse.

Termination Payments

As noted above, the CEO and other NEOs will receive certain payments and benefits upon certain qualifying terminations of employment. We believe that it is in the best interests of the Company to provide for such termination payments and benefits as they tie the interests of the NEOs to those of the Company, secure the services of the NEOs and serve as a deterrent to an NEO voluntarily leaving the Company’s employ. In addition, they may serve as consideration for the agreements of certain NEOs not to compete with the Company, not to solicit employees and clients of the Company, and not to use or disclose proprietary information of the Company. The following schedule and corresponding footnotes contain more details regarding the potential amounts and benefits payable upon various qualifying terminations of employment and the circumstances upon which such amounts and benefits are payable.

Termination and Change in Control Payment Amounts

The following table sets forth the payments that may be received by each of our CEO and each other of our NEOs as if his or her employment terminated for any of the listed reasons (other than for the CEO’s retirement) as of December 31, 2025. Mr. Sabherwal voluntarily resigned effective September 12, 2025 and, upon his resignation, Mr. Sabherwal received his accrued base salary and accrued, vested benefits but did not receive any other severance payments or benefits.

NAME	TERMINATION BY THE COMPANY FOR CAUSE ($) (a)	VOLUNTARY TERMINATION BY THE EXECUTIVE OFFICER WITHOUT GOOD REASON ($) (b)	TERMINATION BY THE COMPANY WITHOUT CAUSE OR BY THE EXECUTIVE OFFICER WITH GOOD REASON OR DUE TO RETIREMENT PRIOR TO A CHANGE IN CONTROL (1) ($) (b)	TERMINATION BY THE COMPANY WITHOUT CAUSE OR TERMINATION BY THE EXECUTIVE OFFICER DUE TO RETIREMENT COINCIDENT WITH OR FOLLOWING A CHANGE IN CONTROL OR BY THE EXECUTIVE OFFICER WITH GOOD REASON (1) ($) (c)	DISABILITY OR DEATH ($) (d)
Steven H. Gunby
Base Salary	—	—	—	—	—
AIP: (2)
Unpaid AIP for Year Prior to Termination	—	—	—	—	—
Prorated AIP Based on Financial Metrics for Year of Termination at Actual	—	—	1,781,870	1,781,870	1,781,870
Prorated AIP for Year of Termination Based on Prior Year’s Individual Performance at Actual	—	—	500,000	500,000	500,000
Equity Awards (3) (4) (5) (6) (8)	—	8,925,868	4,857,686	4,857,686	4,857,686
LTIP Performance Units (8) (9)	—	—	—	10,598,806	10,598,806
Severance Payment (10)	—	—	6,000,000	6,000,000	—
Health and Welfare Benefits (12)	—	—	25,724	25,724	25,724

Total	—	8,925,868	13,165,280	23,764,086	17,764,086

NAME	TERMINATION BY THE COMPANY FOR CAUSE ($) (a)	VOLUNTARY TERMINATION BY THE EXECUTIVE OFFICER WITHOUT GOOD REASON	TERMINATION BY THE COMPANY WITHOUT CAUSE OR BY THE EXECUTIVE OFFICER WITH GOOD REASON ($) (b)	TERMINATION BY THE COMPANY WITHOUT CAUSE COINCIDENT WITH OR FOLLOWING A CHANGE IN CONTROL OR BY THE EXECUTIVE OFFICER WITH GOOD REASON (1) ($) (c)	DISABILITY OR DEATH ($) (d)
Paul Linton
Base Salary	—	—	—	—	—
AIP: (2)
Unpaid AIP for Year Prior to Termination	—	—	—	—	—
Prorated AIP Based on Financial Metrics for Year of Termination at Actual	—	—	692,950	692,950	692,950
Prorated AIP for Year of Termination Based on Prior Year’s Individual Performance at Actual	—	—	291,666	291,666	291,666
Equity Awards (3) (5) (7)	—	—	3,017,271	3,017,271	3,017,271
LTIP Performance Units (9)	—	—	—	1,217,847	1,217,847
Severance Payment (11)	—	—	700,000	1,575,000	—
Health and Welfare Benefits (12)	—	—	23,876	23,876	23,876

Total	—	—	4,725,763	6,818,610	5,243,610

Curtis P. Lu
Base Salary	—	—	—	—	—
AIP: (2)
Unpaid AIP for Year Prior to Termination	—	—	—	—	—
Prorated for AIP Based on Financial Metrics for Year of Termination at Actual	—	—	692,950	692,950	692,950
Prorated AIP for Year of Termination Based on Prior Year’s Individual Performance at Actual	—	—	364,583	364,583	364,583
Equity Awards (3) (5) (7)	—	—	1,734,034	1,734,034	1,734,034
LTIP Performance Units (9)	—	—	—	1,217,847	1,217,847
Severance Payment (11)	—	—	700,000	1,575,000	—
Health and Welfare Benefits (12)	—	—	8,817	8,817	8,817

Total	—	—	3,500,384	5,593,231	4,018,231

NAME	TERMINATION BY THE COMPANY FOR CAUSE ($) (a)	VOLUNTARY TERMINATION BY THE EXECUTIVE OFFICER WITHOUT GOOD REASON	TERMINATION BY THE COMPANY WITHOUT CAUSE OR BY THE EXECUTIVE OFFICER WITH GOOD REASON ($) (b)	TERMINATION BY THE COMPANY WITHOUT CAUSE COINCIDENT WITH OR FOLLOWING A CHANGE IN CONTROL OR BY THE EXECUTIVE OFFICER WITH GOOD REASON (1) ($) (c)	DISABILITY OR DEATH ($) (d)
Holly Paul
Base Salary	—	—	—	—	—
AIP: (2)
Unpaid AIP for Year Prior to Termination	—	—	—	—	—
Prorated AIP Based on Financial Metrics for Year of Termination at Actual	—	—	346,474	346,474	346,474
Prorated AIP for Year of Termination Based on Prior Year’s Individual Performance at Actual	—	—	145,834	145,834	145,834
Equity Awards (3) (5) (7)	—	—	418,704	418,704	418,704
LTIP Performance Units (9)	—	—	—	851,246	851,246
Severance Payment (11)	—	—	350,000	787,500	—
Health and Welfare Benefits (12)	—	—	21,980	21,980	21,980

Total	—	—	1,282,992	2,571,738	1,784,238

Brendan J. Keating
Base Salary	—	—	—	—	—
AIP: (2)
Unpaid AIP for Year Prior to Termination	—	—	—	—	—
Prorated for AIP Based on Financial Metrics for Year of Termination at Actual	—	—	—	—	—
Prorated AIP for Year of Termination Based on Prior Year’s Individual Performance at Actual	—	—	—	—	—
Equity Awards (3) (5) (7)	—	—	89,857	89,857	432,371
LTIP Performance Units (9)	—	—	—	—	—
Severance Payment (11)	—	—	515,000	515,000	—
Health and Welfare Benefits (12)	—	—	11,606	11,606	11,606

Total	—	—	616,463	616,463	443,977

(1)	The information presented assumes delivery of a Release and continued compliance with all applicable restrictive covenants, if required.

(2)

On termination for any reason, our CEO and other NEOs are eligible to receive the earned and unpaid portion of any AIP for the year prior to termination. No amount is shown in the table above in respect of 2024 AIP for the bonus year prior to termination since such amount was previously paid during the first quarter of 2025. In addition, in the event of termination by the Company without Cause, by an NEO for Good Reason, or due to Disability or death, our CEO and other NEOs are eligible to receive a prorated AIP bonus for the year of termination based on (i) actual financial performance for the year of termination, plus (ii) an amount on account of the individual performance component of AIP (if an applicable performance measure) determined based on individual performance AIP awarded and paid to such NEO in the year prior to the year of termination. The amounts shown include 2025 AIP for the full year on account of financial and individual performance. The foregoing does not apply to Mr. Keating, who does not participate in the AIP.

(3)

Vested and unexercised stock options, unvested time-based RSUs and time-based RSAs awarded as LTIP or AIP have been valued based on the difference between the applicable exercise price and $170.83 (the closing price per share of Common Stock as reported on the NYSE for December 31, 2025). Unvested time-based RSUs and time-based RSAs awarded as LTIP or AIP have been valued based on $170.83 (the closing price per share of Common Stock as reported on the NYSE for December 31, 2025).

(4)	On termination for any reason, the unvested RSAs awarded in payment of a portion of 2025 AIP to the CEO will fully vest and be non-forfeitable.

(5)	The information presented assumes that on termination due to Disability or death, unvested RSUs and RSAs awarded as time-based LTIP will fully vest and be non-forfeitable.

(6)

With respect to time-based RSUs granted to the CEO as LTIP in 2025 and later years, unvested time-based RSUs at the time of termination of the CEO by the Company without Cause, termination by the CEO for Good Reason or termination by the CEO due to retirement prior to a Change in Control will continue to vest (and settle) in accordance with the original vesting schedule of such award. “Retirement” has been defined in the time-based RSU LTIP award agreement to mean the CEO’s voluntary resignation of service with the Company for any reason on or after June 3, 2026 where circumstances constituting grounds for the Company to terminate the CEO’s Service for Cause (as defined in the CEO Employment Agreement) do not exist. Since the conditions for retirement have not been met as of December 31, 2025, the CEO termination payment table does not include compensation arising from termination due to retirement.

(7)

On termination by the Company without Cause and termination by any other NEO with Good Reason, unvested RSAs awarded as time-based LTIP to other NEOs that are scheduled to vest on the vesting date immediately following the effective date of such termination shall remain outstanding and shall become fully vested and non-forfeitable on the originally scheduled vesting date (without regard to any employment requirement).

(8)

With respect to Performance RSUs granted to the CEO as LTIP in 2025 and later years, unearned and unvested Performance RSUs at the time of termination of the CEO due to retirement prior to a Change in Control will remain outstanding and become vested (and settled) or forfeited based on the achievement of the applicable performance conditions upon the earlier to occur of the date of the original final determination for the achievement of the applicable performance conditions and the occurrence of a Change in Control. If termination of the CEO due to retirement occurs on or following a Change in Control, the unearned and unvested Performance RSUs shall convert to a right to receive cash on the original final performance determination date, the date for determining achievement of the applicable performance conditions will accelerate, and the cash value payable to the CEO will be determined by multiplying the (x) number of such cash units by (y) the closing price per share of Common Stock reported on the NYSE for the date of the consummation of such Change in Control. “Retirement” has been defined in the Performance RSU LTIP award agreement to mean the CEO’s voluntary resignation of service with the Company for any reason on or after June 3, 2026 where circumstances constituting grounds for the Company to terminate the CEO’s Service for Cause (as defined in the CEO Employment Agreement) do not exist. Since the conditions for retirement have not been met as of December 31, 2025, the CEO termination payment table does not include compensation arising from termination due to retirement.

(9)

The information presented assumes that at December 31, 2025, the applicable performance conditions under outstanding Performance RSUs awarded as LTIP to our NEOs on March 8, 2023 have been valued as (i) the earned number of shares based on actual performance, multiplied by (ii) $170.83 (the closing price per share of Common Stock as reported on the NYSE for December 31, 2025), and the applicable performance conditions under outstanding Performance RSUs awarded as LTIP to our NEOs on March 6, 2024 and March 5, 2025 have been valued as (i) the total number of target shares granted, multiplied by (ii) $170.83 (the closing price per share of Common Stock as reported on the NYSE for December 31, 2025).

(10)

As of December 31, 2025, upon termination by the Company without Cause or termination by the CEO with Good Reason, our CEO was eligible to receive a cash severance payment equal to two times (2.0x) the sum of (i) his base salary, plus (ii) target bonus for the year of termination. See the section titled “Information About Our Executive Officers And Compensation — Compensation Discussion And Analysis — Other Compensation — Termination Payments” beginning on page 82 of the Proxy Statement for additional information.

(11)

As of December 31, 2025, upon termination by the Company without Cause or termination by an NEO (other than the CEO) with Good Reason, each of our Interim CFO and our CSTO, GC and CHRO will be entitled to one times (1.0x) base salary continuation for a period of 12 months, provided that such amount will be increased to one times (1.0x) the sum of (i) 12 months of base salary, plus (ii) target bonus for the year of termination if the applicable NEO’s employment is terminated by the Company (or its successor) without Cause or by the applicable NEO for Good Reason during the 18-month period following a Change in Control. The amount shown includes 2025 AIP for the full year at target. Our CAO is eligible to receive a cash severance payment equal to 12 months of his annual cash base salary. See the section titled “Information About Our Executive Officers And Compensation — Compensation Discussion And Analysis — Other Compensation — Termination Payments” beginning on page 82 of the Proxy Statement for additional information.

(12)

Health and welfare benefits represent the current costs of continuing group health and group life insurance coverage for the CEO and his eligible dependents for 18 months after termination, for the other NEOs and their eligible dependents for 12 months after termination, and for our CAO and his eligible dependents for six months after termination.

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K promulgated by the SEC, we are providing the pay ratio of the annual total compensation of our CEO compared with the annual total compensation of our median compensated employee (the “CEO Pay Ratio”) for the year ended December 31, 2025.

In order to identify our 2025 median employee, we (i) analyzed annual base salary, bonus and overtime compensation of individuals employed as of October 1, 2025, (ii) annualized the compensation of permanent employees hired during 2025 through October 1, 2025, (iii) applied October 2025 monthly average exchange rates to convert compensation paid to non-U.S. employees to U.S. dollars and (iv) used the exemption permitted under Item 402(u) of Regulation S-K to exclude employees from 13 countries — Argentina (16), Brazil (63), China (68), Colombia (64), India (91), Japan (14), South Korea (13), Mexico (30), Portugal (4), Qatar (3), Saudi Arabia (33), South Africa (57) and Sweden (9), and two British Overseas Territories, the British Virgin Islands (3) and the Cayman Islands (11) — totaling 479 employees, comprising 5% or less of our total employee population as of October 1, 2025 and resulting in a net employee population of 9,107 out of our original employee population of 9,586 prior to such exclusions.

We calculated the 2025 median employee’s annual total compensation for the year ended December 31, 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. The total compensation for the 2025 median employee, a U.S.-based senior consultant, includes annual base salary, bonus and Company matching contributions under our 401(k) Plan. The 2025 median employee’s total compensation for purposes of determining the CEO Pay Ratio was $146,053; and the 2025 total compensation of our CEO for purposes of determining the CEO Pay Ratio was $10,273,735.

Based on this information, our 2025 CEO Pay Ratio was 70 to 1. We believe that this ratio represents a reasonable estimate calculated in a manner consistent with Item 402(u) and is not intended as a measure of comparison with any other company.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

REVIEW AND APPROVAL OF RELATED-PARTY TRANSACTIONS

The Company’s legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the Company, directors and executive officers with respect to related-person transactions and for then determining, based on the facts and circumstances, whether a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be, directly or indirectly, material to a related person are disclosed in this Proxy Statement. As set forth in the Audit Committee Charter, the Audit Committee reviews and approves transactions with related persons, including contracts or other transactions between or among the Company or a subsidiary or affiliate, on the one hand, and an officer, director or nominee for director, an immediate family member of an officer, director or nominee for director, a company, firm or entity in which an officer, director or nominee for director serves as an officer, director or partner or has a direct or indirect material interest, or a beneficial holder of more than 5% of the Company’s voting securities, on the other hand. In the course of its review, approval and ratification, the Audit Committee considers factors such as:

∎	the financial and other terms of the transaction and whether such terms are substantially equivalent to terms that could be negotiated with third parties;

∎	the nature of the related-person’s interest in the transaction;

∎	the importance of the transaction to the related person and to the Company;

∎	the likelihood that the transaction would influence the judgment of a director or executive officer to not act in the best interests of the Company; and

∎	any other matters that the Audit Committee deems appropriate.

2025 RELATED-PARTY TRANSACTIONS

In the ordinary course of business, we enter into commercial transactions to provide consulting and advisory services, from time to time, to clients or their affiliates for which our directors or executive officers, or their immediate family members, serve as directors and/or executive officers. We consider such transactions to be on an arm’s length negotiated basis, and we do not believe that such related parties had or have any material direct or indirect pecuniary or other interests in such engagements. Additionally, from time to time, in the ordinary course of business, a beneficial owner of more than 5% of the Company’s voting securities, such as those discussed below, directly or indirectly, on behalf of itself and/or affiliates, enters into engagements for consulting and advisory services with the Company and our affiliates on an arm’s length negotiated basis. Such engagements may or may not be with affiliates identified as having an interest in our shares of Common Stock. Such engagements were approved pursuant to the Audit Committee’s policy for related-party transactions.

On June 4, 2025, BlackRock, Inc. (“BlackRock”) filed a Schedule 13G/A with the SEC reporting beneficial ownership of shares of our Common Stock representing 10.2% of our outstanding shares of Common Stock as of March 5, 2026. BlackRock’s Schedule 13G/A reports that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, shares of our Common Stock, and no one other person’s interest in the Common Stock is more than 5% of the total outstanding shares of Common Stock. From time to time, in the ordinary course of our business, BlackRock, directly or indirectly, on behalf of itself and/or through affiliates, has entered into engagements for consulting and advisory services with the Company and our affiliates on an arm’s-length negotiated basis. Such engagements may or may not be with affiliates identified as having an interest in our shares. During 2025, revenues from engagements to provide consulting and advisory services to BlackRock and its affiliates aggregated $9,629,833.

On March 11, 2024, Vanguard filed a Schedule 13G/A with the SEC reporting beneficial ownership of shares of our Common Stock representing 11.8% of our outstanding shares of Common Stock as of March 5, 2026. On a Schedule 13G/A filed on March 26, 2026, Vanguard subsequently reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Company securities beneficially owned by various subsidiaries and/or business divisions. Vanguard also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership separately (on a disaggregated basis). From time to time, in the ordinary course of our business, Vanguard, directly or indirectly, on behalf of itself and/or through affiliates, has entered into engagements for consulting and advisory services with the Company and our affiliates on an arm’s-length negotiated basis. Such engagements may or may not be with affiliates identified as having an interest in our shares. During 2025, revenues from engagements to provide consulting and advisory services to Vanguard and its affiliates aggregated $2,066,993.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our directors and executive officers and persons who beneficially own more than 10% of our Common Stock file with the SEC reports of initial ownership and certain reports of changes in ownership of our Common Stock. To our knowledge, based solely on a review of such reports filed with the SEC and written representations that no other reports were required, we believe that during the year ended December 31, 2025, all of our directors and executive officers and persons who beneficially own more than 10% of our Common Stock filed the required reports under Section 16(a) on a timely basis.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate fees for services rendered by KPMG as our independent registered public accounting firm for the fiscal years ended December 31, 2024 and 2025. In connection with the audit of the 2024 and 2025 financial statements, we entered into engagement agreements with KPMG that set forth the terms by which KPMG performs audit services for the Company.

	2024 ($)	2025 ($)
	(in thousands)
Audit Fees	4,650	4,599
Audit-Related Fees	47	85
Tax Fees	—	—
All Other Fees	5	5

Total	4,702	4,689

Audit fees are fees we paid KPMG for the audit and quarterly reviews of our consolidated financial statements, assistance with and review of documents filed with the SEC, comfort letters, consent procedures, accounting consultations related to transactions, and the adoption of new accounting pronouncements and audits of our subsidiaries that are required by statute or regulation. In 2025, approximately $4,599,000 in fees were incurred for the audit (including the audit of internal controls over financial reporting) and quarterly review services provided in connection with periodic reports filed under the Exchange Act, statutory audits, consultations and consent procedures. Audit fees for 2025 includes approximately $137,000 and $96,114 in fees incurred related to the audit of FTI Capital Advisors, LLC, a FINRA member firm, and FTI Capital Advisors Canada, ULC, respectively. Audit-related fees include fees related to other agreed-upon procedures and attestation services. All Other Fees include fees related to the Company’s use of KPMG’s research tool.

KPMG has confirmed to us its independence with respect to the Company under all relevant professional and regulatory standards.

For 2024 and 2025, the Audit Committee or a subcommittee of the Audit Committee pre-approved all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. Pursuant to the Audit Committee Charter, the Audit Committee may delegate to subcommittees composed of one or more members the authority to grant pre-approvals of audit and permitted non-audit services, provided, however, that such subcommittee will be required to present its decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated authority to its Chair, Mr. Fanandakis, to pre-approve audit and permitted non-audit services when such approval is timely needed between regular meetings of the Audit Committee, and any such services pre-approved by Mr. Fanandakis are presented to the Audit Committee at its next regular meeting.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the U.S. Securities and Exchange Commission (the “SEC”), nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that FTI Consulting, Inc., a Maryland corporation (the “Company”), specifically incorporates it by reference into such filing.

The Audit Committee assists the Board of Directors (the “Board”) of the Company in overseeing and monitoring the integrity of the Company’s financial reporting process, the Company’s compliance with legal and regulatory requirements, its internal control and disclosure control systems, the integrity and audit of its consolidated financial statements, the qualifications and independence of its independent registered public accounting firm, and the performance of its internal auditors and independent registered public accounting firm.

The Audit Committee’s role and responsibilities are set forth in a written Charter of the Audit Committee, last amended and restated as of March 24, 2026 (the “Audit Committee Charter”). The Audit Committee reviews and reassesses its charter annually, and more frequently as necessary, to address any new, or changes to, rules relating to audit committees and recommends any changes to the NCGSR Committee and the Board for approval. A copy of the Audit Committee Charter is available in the Governance section of the Company’s website at https://www.fticonsulting.com/about/governance.

The Audit Committee currently consists of five independent non-employee directors, recommended by the NCGSR Committee and elected by the Board at the 2025 Annual Meeting: Nicholas C. Fanandakis (Chair), Mark S. Bartlett, Stephen C. Robinson, Eric T. Steigerwalt and Janet H. Zelenka. All of the members of the Audit Committee qualify as financially literate and are able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement, and related notes. The Board determined that each of Mr. Fanandakis, Mr. Steigerwalt and Ms. Zelenka qualify as an “audit committee financial expert.”

The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and internal control over financial reporting in accordance with the standards of the PCAOB and for issuing its reports thereon. The Company’s independent registered public accounting firm also reviews the Company’s quarterly financial statements. Management is responsible for the Company’s financial statements and the financial reporting process, including internal controls. We, the Audit Committee, are responsible for monitoring and overseeing the annual audit process and discussing with the Company’s internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits.

We meet periodically with the Company’s management and internal auditor, and independent registered public accounting firm, both together and separately. We review and discuss any deficiencies in the Company’s internal controls over financial reporting with the Company’s independent registered public accounting firm and management’s response. The Audit Committee engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the quarters and year ended December 31, 2025. KPMG attended four meetings of the Audit Committee and separately met two times with the Audit Committee in closed sessions without management being present with respect to audit, financial reporting and internal control matters during calendar year 2025. One or more members of management attended all regular and special meetings of the Audit Committee, and management separately met two times with the Audit Committee in closed sessions with respect to audit, financial reporting and internal control matters during calendar year 2025. The Audit Committee separately met with the Vice President, Internal Audit of the Company, two times in closed session during calendar year 2025. The Chair of the Audit Committee was delegated the authority by the Audit Committee to meet more frequently with the Vice President, Internal Audit, without management and other committee members being present, and management, without other committee members being present, and he reported back to the other members of the Audit Committee with respect to those meetings. In this context, the Audit Committee hereby reports as follows:

(1)

We have reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2025 with management and the independent registered public accounting firm. Management represented to the Audit Committee that the consolidated financial statements of the Company were prepared in accordance with U.S. generally accepted accounting principles.

(2)

The Audit Committee discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. These matters included a discussion of KPMG’s judgments about the quality (not just the acceptability) of the accounting practices of the Company and accounting principles as applied to the financial reporting of the Company.

(3)

The Audit Committee received from KPMG the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with KPMG its independence. The Audit Committee further considered whether the provision by KPMG of any non-audit services described elsewhere in this proxy statement is compatible with maintaining auditor independence and determined that the provision of those services does not impair KPMG’s independence. We pre-approve the non-audit services performed by KPMG.

(4)

The Audit Committee reviewed and discussed with management and KPMG, management’s report and KPMG’s attestation of our internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act.

(5)

Based upon the review and discussion referred to in paragraphs (1) through (3) above, and the Audit Committee’s review of the representations of management and the disclosures by the independent registered public accounting firm to the Audit Committee, we recommended to the Board that the audited consolidated financial statements be included in the annual report on Form 10-K of the Company for the fiscal year ended December 31, 2025 for filing with the SEC. We have concluded that KPMG, the Company’s independent registered public accounting firm for fiscal year 2025, is independent from the Company and its management.

We have appointed KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

This Report is submitted by the members of the Audit Committee of the Board of Directors of FTI Consulting, Inc., a Maryland corporation.

AUDIT COMMITTEE

Nicholas C. Fanandakis, Chair

Mark S. Bartlett

Stephen C. Robinson

Eric T. Steigerwalt

Janet H. Zelenka

April 21, 2026

PROPOSALS FOR THE 2027 ANNUAL MEETING OF SHAREHOLDERS

We did not receive any shareholder proposals prior to the deadline for submitting 2026 proposals required by our Bylaws and described in our proxy statement for the 2025 Annual Meeting. If you want to present a proposal (other than pursuant to Rule 14a-8 of the Exchange Act) at the 2027 annual meeting of shareholders, send the proposal to FTI Consulting, Inc., Attn: Corporate Secretary, at our principal executive office located at 555 12th Street NW, Suite 700, Washington, D.C. 20004. Shareholders intending to present a proposal at our annual meeting must comply with the requirements and provide the information set forth in our Bylaws. Under our Bylaws, a shareholder must deliver notice of a proposal and any required information to our Corporate Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting of shareholders, provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, or if no annual meeting of shareholders was held in the preceding year, notice by the shareholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such annual meeting is first made. A shareholder’s notice to the Corporate Secretary must be in writing and set forth as to each matter such shareholder proposes to bring before the annual meeting of shareholders the information and materials required by our Bylaws. Unless the 2027 annual meeting is more than 30 days before or after the anniversary of this Annual Meeting, for the annual meeting of shareholders in 2027, we must receive this notice no earlier than November 22, 2026 and no later than 5:00 p.m., Eastern Time, on December 22, 2026. If a shareholder wishes to submit a proposal at the 2027 annual meeting and to have that proposal included in management’s proxy statement in accordance with Rule 14a-8, the proposal must be submitted in accordance with and comply with Rule 14a-8 and be received by the Corporate Secretary not less than 120 days before the date our proxy statement was released to shareholders in connection with our previous year’s annual meeting of shareholders, which is December 22, 2026.

Appendix A

DEFINITIONS AND RECONCILIATIONS OF NON-GAAP TO THE

MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

Certain financial measures presented in our Proxy Statement have not been presented or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these financial measures are considered not in conformity with GAAP (“non-GAAP financial measures”) under the rules promulgated by the Securities and Exchange Commission.

We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these non-GAAP financial measures, considered along with corresponding GAAP financial measures, provide management and investors with useful supplemental information.

We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share (“EPS”), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, the gain or loss on sale of a business and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with useful supplemental information on our business operating results, including underlying trends.

We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with useful supplemental information on the Company’s ability to generate cash for ongoing business operations and capital deployment.

We define ‘‘organic revenue growth,’’ which is a non-GAAP financial measure, as the change in revenues, excluding the estimated impact of foreign currency (‘‘FX’’) and acquisition-related revenues. The Company estimates the impact of FX driven by our businesses with functional currencies other than the U.S. dollar (‘‘USD’’) on period-to-period performance results. The estimated impact of FX is calculated as the difference between the prior period results multiplied by the average FX exchange rates to USD in the current period and applicable prior period results, multiplied by the average FX exchange rates to USD in the prior period. We define acquisition-related revenues as revenues of acquired companies in the first 12 months following the effective date of the acquisition. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with a more consistent comparison of our revenues across periods, including underlying trends.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. In addition, non-GAAP financial measures used for computing executive officer annual incentive pay may be defined differently from similarly titled measures used for financial reporting purposes. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income and Consolidated Statements of Cash Flows.

RECONCILIATIONS OF NET INCOME TO ADJUSTED EBITDA FOR THE YEARS PRESENTED IN THE PROXY STATEMENT:

(AMOUNTS IN THOUSANDS)	2025	2024	2023	2022	2021
Net income	$270,871	$280,088	$274,892	$235,514	$234,966
Add back:
Income tax provision	100,140	70,683	83,471	62,235	62,981
Interest income and other	(3,330)	(10,360)	4,867	(3,918)	(6,193)
Interest expense	21,396	6,951	14,331	10,047	20,294
Depreciation of property and equipment	45,764	43,910	41,079	35,697	34,269
Amortization of intangible assets	3,479	4,183	6,159	9,643	10,823
Special charges	25,295	8,230	—	8,340	—
Remeasurement of acquisition-related contingent consideration	—	—	—	—	(3,130)

Adjusted EBITDA	$463,615	$403,685	$424,799	$357,558	$354,010

RECONCILIATIONS OF NET INCOME AND EPS TO ADJUSTED NET INCOME AND ADJUSTED EPS, RESPECTIVELY, FOR THE YEARS PRESENTED IN THE PROXY STATEMENT:

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)	2025	2024	2023	2022	2021
Net income	$270,871	$280,088	$274,892	$235,514	$234,966
Add back:
Remeasurement of acquisition-related contingent consideration	—	—	—	—	(3,130)
Special charges	25,295	8,230	—	8,340	—
Tax impact of special charges	(5,799)	(1,857)	—	(1,584)	—
Non-cash interest expense on convertible notes	—	—	—	—	9,586
Tax impact of non-cash interest expense on convertible notes	—	—	—	—	(2,492)

Adjusted Net Income	$290,367	$286,461	$274,892	$242,270	$238,930

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)	2025	2024	2023	2022	2021
Earnings per common share — diluted	$8.24	$7.81	$7.71	$6.58	$6.65
Add back:
Remeasurement of acquisition-related contingent consideration	—	—	—	—	(0.09)
Special charges	0.77	0.23	—	0.23	—
Tax impact of special charges	(0.18)	(0.05)	—	(0.04)	—
Non-cash interest expense on convertible notes	—	—	—	—	0.27
Tax impact of non-cash interest expense on convertible notes	—	—	—	—	(0.07)

Adjusted earnings per common share — diluted	$8.83	$7.99	$7.71	$6.77	$6.76

Weighted average number of common shares outstanding — diluted	32,881	35,845	35,646	35,783	35,337

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW FOR THE YEAR PRESENTED IN THE PROXY STATEMENT:

(AMOUNTS IN THOUSANDS)	2025
Net cash provided by operating activities	$152,132
Purchases of property and equipment	(58,531)

Free Cash Flow	$93,601

RECONCILIATION OF REVENUE GROWTH TO ORGANIC REVENUE GROWTH FOR THE YEARS PRESENTED IN THE PROXY STATEMENT:

	2025	2024	2023	2022	2021
Revenue growth	2.4%	6.0%	15.2%	9.1%	12.8%
Impact of FX	(0.7)%	(0.3)%	(0.2)%	3.1%	(2.0)%
Impact of acquisition-related revenues	0.1%	(0.2)%	0.4%	(0.3)%	(0.5)%

Organic revenue growth	1.8%	5.5%	15.4%	11.9%	10.3%

Appendix B

DEFINITIONS OF ADJUSTED EPS AND ADJUSTED EBITDA FOR PURPOSES OF CALCULATING ANNUAL INCENTIVE PAY FOR THE BONUS YEAR ENDED DECEMBER 31, 2025 AND RECONCILIATIONS TO THE MOST DIRECTLY COMPARABLE GAAP MEASURES

Certain financial measures presented in our Proxy Statement have not been presented or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these financial measures are considered not in conformity with GAAP (“non-GAAP financial measures”) under the rules promulgated by the Securities and Exchange Commission. Certain of the non-GAAP financial measures used to determine annual incentive pay for the year ended December 31, 2025 (“2025 AIP”) are defined differently from the definitions of the similarly named non-GAAP financial measures used for financial reporting purposes. The definitions and calculations of non-GAAP financial measures used for 2025 AIP purposes are as follows:

ADJUSTED EARNINGS PER DILUTED SHARE (“ADJUSTED EPS”)

We define Adjusted EPS, a non-GAAP financial measure, as earnings per diluted share, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, the gain or loss on sale of a business and losses on early extinguishment of debt.

The Compensation Committee may, at its discretion, further adjust Adjusted EPS for the following items:

(1)	each of the potential further adjustments included in the 2025 Adjusted EBITDA definition;

(2)

exclusion of any gain or loss reflected in the Company’s Consolidated Statement of Income as a result of any sale or other disposition of any business or business segment of the Company in part or in its entirety completed in 2025, to the extent that such gain or loss is not already excluded from Adjusted EPS; and

(3)

inclusion of, in the event of a sale or disposition of part of any business or business segment of the Company completed in 2025, the minority interest of such business or business segment subsequent to the closing of the sale or disposition. In the event of any sale or other disposition of any business or business segment of the Company in its entirety completed in 2025, the Adjusted EPS performance metrics may be reduced by an amount equal to the budgeted operating income for such business or business segment for the portion of 2025 subsequent to the closing of such transaction.

Reconciliations of Net Income and EPS to Adjusted Net Income and Adjusted EPS for the Year Ended December 31, 2025

For purposes of 2025 AIP, the Compensation Committee determined not to further adjust Adjusted EPS. Any further adjustments to Adjusted EPS would not have negatively impacted achievement of the 2025 Adjusted EPS performance metric at 119.2% of target, as illustrated below:

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)	2025
Net income	$270,871
Add back:
Special charges	25,295
Tax impact of special charges	(5,799)

Adjusted Net Income	$290,367

Earnings per common share — diluted	$8.24
Add back:
Special charges	0.77
Tax impact of special charges	(0.18)

Adjusted earnings per common share — diluted	$8.83

Weighted average number of common shares outstanding — diluted	32,881

ADJUSTED EBITDA

We define Adjusted EBITDA, a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt.

The Compensation Committee may, at its discretion, further adjust Adjusted EBITDA to exclude the following items:

(1)	operating results, including costs and expenses, of operations (including minority interest) discontinued, sold or acquired;

(2)	impact of foreign exchange rates different from budget (i.e. – constant currency);

(3)	costs and expenses related to financing activity and gains or losses related to financing activity;

(4)	unplanned severance costs; and

(5)	litigation settlements and costs.

Reconciliation of Net Income to Adjusted EBITDA for the Year Ended December 31, 2025

For purposes of 2025 AIP, the Compensation Committee determined not to further adjust Adjusted EBITDA. Any further adjustments to Adjusted EBITDA would not have negatively impacted achievement of the 2025 Adjusted EBITDA performance metric at 118.4% of target, as illustrated below:

(AMOUNTS IN THOUSANDS)	2025
Net income	$270,871
Add back:
Income tax provision	100,140
Interest income and other	(3,330)
Interest expense	21,396
Depreciation of property and equipment	45,764
Amortization of intangible assets	3,479
Special charges	25,295

Adjusted EBITDA	$463,615

Appendix C

RECONCILIATIONS OF THE NUMBER OF “EMPLOYEES, EXCLUDING INDEPENDENT CONTRACTORS,” TO THE NUMBER OF “FULL-TIME EQUIVALENT EMPLOYEES”

RECONCILIATIONS OF THE NUMBER OF EMPLOYEES, EXCLUDING INDEPENDENT CONTRACTORS, TO FULL-TIME EQUIVALENT EMPLOYEES, FOR THE YEARS PRESENTED IN THE PROXY STATEMENT:

	2025	2024	2023	2022	2021	2020	2019
Total employees, excluding independent contractors	8,118	8,374	7,990	7,635	6,780	6,321	5,567
Independent contractors	2,265	2,400	2,685	2,534	1,965	1,606	1,858

Total full-time equivalent employees	10,383	10,774	10,675	10,169	8,745	7,927	7,425

C-1

555 12th Street NW

Suite 700

Washington, D.C. 20004

+1.202.312.9100

www.fticonsulting.com

NYSE: FCN

Copyright©2026 FTI Consulting, Inc. All Rights Reserved.

C-2

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved styleIPC The undersigned hereby appoints Steven H. Gunby and Curtis P. Lu (the “Named Proxies”), and each or either of them, as proxies and the true and lawful attorneys-in-fact of the undersigned, with full power to act without the other and full power of substitution, and authorizes them to represent and to vote all the shares of common stock of FTI Consulting, Inc. which the undersigned is entitled to vote at said meeting and any adjournments or postponements thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournments or postponements thereof. WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED HEREIN OR, IF NO DIRECTION IS GIVEN, BUT THE CARD IS SIGNED, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournments or postponements thereof. In the event that any of the nominees named on the reverse side of this card are unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. This proxy is being solicited on behalf of the Board of Directors PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE FTI Consulting, Inc. Annual Meeting of Stockholders For Stockholders of record as of March 5, 2026 Wednesday, June 3, 2026, 9:30 AM Eastern Time 555 12th Street NW, Suite 700, Washington, D.C. 20004 You must register by no later than May 13, 2026 to attend and vote at the meeting P.O. BOX 8016, CARY, NC 27512-9903 Internet: www.proxypush.com/FCN • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-940-5810 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 9:30 AM, Eastern Time, June 3, 2026. Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

FTI Consulting, Inc. Annual Meeting of Stockholders Please make your marks like this: PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of Director Nominees: FOR AGAINST ABSTAIN 1.01 Elsy Boglioli #P2# #P2# #P2# FOR 1.02 Claudio Costamagna #P3# #P3# #P3# FOR 1.03 Nicholas C. Fanandakis #P4# #P4# #P4# FOR 1.04 Steven H. Gunby #P5# #P5# #P5# FOR 1.05 Stephen C. Robinson #P6# #P6# #P6# FOR 1.06 Laureen E. Seeger #P7# #P7# #P7# FOR 1.07 Eric T. Steigerwalt #P8# #P8# #P8# FOR 1.08 Janet H. Zelenka #P9# #P9# #P9# FOR FOR AGAINST ABSTAIN 2. Ratification of the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2026. #P10# #P10# #P10# FOR 3. Approval of an advisory (non-binding) resolution to approve the compensation of the named executive officers for the year ended December 31, 2025. #P11# #P11# #P11# FOR The transaction of any other business that may properly come before the meeting or any postponement or adjournment thereof. Proposal_Page—VIFL Check here if you would like to attend the meeting in person. Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations or partnerships should provide full name of corporation or partnership and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH DIRECTOR NOMINEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3